UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SOW GOOD INC.

(Name of Registrant as Specified In Its Charter)

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SOW GOOD INC.
433 Broadway, Unit 216
New York, NY 10013
Tel: (908) 693-9488

Notice of Action Taken Pursuant to Written Consent of Stockholders

August 11, 2026

To our Stockholders:

The accompanying information statement, including the annexes thereto (together, the “Information Statement”), is furnished to holders of common stock, par value $0.001 (the “Common Stock”) of Sow Good Inc. (the “Company,” “Sow Good” “our,” “we” or “us”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the matters described herein by written consent of the holders of a majority of the Common Stock in connection with the Company’s issuance and sale of Common Stock.

The purpose of this Notice and Information Statement is to notify you of actions taken by the holders of a majority of the Common Stock. Accordingly, the delivery of the written consent was sufficient to adopt the transactions described herein on behalf of the Sow Good Inc. stockholders. On August 10, the Company received written consent (the “Minimum Issuance and Change of Control Consent”) from the holders of a majority of the outstanding Common Stock to approve the issuance of shares of Common Stock pursuant to that certain share purchase agreement, dated April 20, 2026 (the “Share Purchase Agreement”), by and among the Company and Ryzon Materials Limited (“Ryzon”), Uranex ESIP Pty Limited (together with Ryzon, the “Sellers”), Uranex Tanzania Limited (“Uranex”) and Magnis Technologies (Tanzania) Limited (together with Uranex, the “Tanzanian Subsidiaries”) that may result in either or both of a Minimum Issuance as defined under Nasdaq Listing Rule 5635(d) or a Change of Control as defined under Nasdaq Listing Rule 5635(b). On August 10, the Company received written consent (the “Equity Compensation Consent” and, together with the Minimum Issuance and Change of Control Consent, the “Nasdaq Consents”) executed by the holders of a majority of the outstanding Common Stock to approve the issuance and sale of shares of Common Stock pursuant to the Share Purchase Agreement, including any Alternative Structure (as defined herein). The Nasdaq Consents were obtained in connection with the Share Purchase Agreement under which the Company will issue to Ryzon, the Broker and the Lenders (each as defined in the Share Purchase Agreement) an aggregate of 22,276,676 shares of Common Stock (the “Consideration Shares”). Of the Consideration Shares, 2,227,667 shares of Common Stock (the “Escrow Shares”) will be held back to support the indemnification obligations of Ryzon under the Share Purchase Agreement (the “Transaction”).

The Nasdaq Consents were obtained following the approval of these matters by the board of directors of the Company (the “Board”) on April 15, 2026 and entry into the Share Purchase Agreement by the parties thereto on April 20, 2026.

This Notice and the accompanying Information Statement are being furnished to you to inform you of the approval of the Nasdaq Consents via written consent of the holders of a majority of the outstanding Common Stock. The Board is not soliciting your vote or proxy in connection with these actions and proxies are not requested from stockholders.

The corporate actions set forth above will not become effective before the date which is 20 calendar days after this Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by a majority of the outstanding Common Stock.

By order of the Board,

/s/ Yisroel Goldberg
Yisroel Goldberg Chief Executive Officer

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED
TO STOCKHOLDERS ON OR ABOUT AUGUST 11, 2026

WE ARE NOT ASKING YOU FOR A VOTE OR PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

i

SUMMARY

Notice of Action Taken Pursuant to Written Consent of Stockholders

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about August 11 to the holders of record of the Common Stock of Sow Good Inc. as of July 20, 2026 (the “Record Date”) in connection with the approval of the Nasdaq Consents, as further described in this Information Statement, by written consent of the holders of a majority of the outstanding Common Stock without a meeting.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the corporate actions described herein will not become effective before the date that is 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

On or about April 15, 2026, following discussion and due consideration of these matters, the Board approved the Transaction. Following such approvals and entry into the Share Purchase Agreement by the parties thereto on April 20, 2026, the Company determined to seek the written consent of the holders of a majority of the outstanding Common Stock in order to reduce associated costs and implement the Transaction in a timely manner.

Such consents are sufficient under the Bylaws. Accordingly, the actions will not be submitted to the other stockholders of our company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

The Companies

Sow Good Inc.

Sow Good is a Nasdaq-listed company operating a consumer packaged goods business focused on freeze-dried candy and snack products. Following the closing of the Transaction (the “Closing”) , the Company will operate in a separate segment from the consumer packaged goods business as a critical minerals developer and battery anode materials company through the acquisition of the Nachu Graphite Project in Tanzania (the “Nachu Graphite Project”).

Our Common Stock is listed on the Nasdaq Stock Market (“Nasdaq”) under the ticker symbol “SOWG.”

The mailing address of our principal executive office is 433 Broadway, Unit 216 New York, NY 10013 and our telephone number is: (908) 693-9488.

For more information about us, please see the section titled, “Information About the Parties.”

Ryzon and The Tanzanian Subsidiaries

Ryzon is a vertically integrated lithium-ion battery technology and materials company in the lithium-ion battery supply chain. The Tanzanian Subsidiaries are the sole holders of the Nachu Graphite Project, an advanced-stage graphite development asset located in the Ruangwa District, Lindi Region of Southern Tanzania.

The mailing address of Ryzon is Suite 11.01 1 Castlereagh St., Sydney NSW 2000 Australia.

For more information about Ryzon, please see the section titled, “Information About the Parties.”

The Share Purchase Agreement

On April 20, 2026, we entered into the Share Purchase Agreement, which is attached as Annex A, and is incorporated by reference into this Information Statement. All capitalized terms used but not defined in this notice have the respective meanings given to them in the Share Purchase Agreement.

The Share Issuance

Subject to the terms and conditions of the Share Purchase Agreement, at the Closing, Sow Good will acquire all of the issued and outstanding shares of the Tanzanian Subsidiaries through its wholly owned subsidiary, SOWG Tanzania Inc., and as a result, the Tanzanian Subsidiaries will become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Share Purchase Agreement, the Company will issue an aggregate of up to 22,276,676 shares of Common Stock of the Company at Closing. Of the Consideration Shares, 2,227,667 shares of Common Stock will be held back to support the indemnification obligations of Ryzon under the Share Purchase Agreement (together with the issuance of the Consideration Shares, the “Share Issuance”). The Company and Ryzon are continuing to discuss the structure by which the Company will acquire the Nachu Graphite Project, and the Transaction may instead be implemented pursuant to an amendment to the Share Purchase Agreement or pursuant to some other form of agreement and structure with similar effect (an “Alternative Structure”), which may include a subscription for newly issued shares of the Tanzanian Subsidiaries, the acquisition, capitalization, novation or extinguishment of intercompany or third-party indebtedness, an acquisition of assets or mining tenements rather than shares, a merger or other business combination, the issuance of convertible preferred stock in lieu of Common Stock, or any combination of the foregoing.

As a result of the Transaction, if the maximum number of shares of Common Stock is issued pursuant to the Share Purchase Agreement (a) our current stockholders will own approximately 47.5% of our outstanding shares of Common Stock on a fully diluted basis, and (b) Ryzon, the Broker and the Lenders will own approximately 52.5% of our outstanding shares of Common Stock on a fully diluted basis, in each case, based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 22,276,676 shares of Common Stock that may be issued following the Closing is issued to Ryzon pursuant to the Share Purchase Agreement (a) our current shareholders will own approximately 100% of our outstanding shares of Common Stock on a fully diluted basis, and (b) Ryzon, the Broker and the Lenders will own approximately 0% of our outstanding shares of Common Stock on a fully diluted basis, in each case, based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date. For more information about the issuance contemplated by the Share Purchase Agreement, please see the section titled “The Share Issuance.”

Accounting and Tax Treatment

The Transaction will be accounted for using the acquisition method of accounting for business combinations with the Company being treated as the acquirer. The Transaction will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information presented elsewhere in this Information Statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the Closing, will be revised as additional information becomes available upon the Closing and finalization of the valuation of the Tanzanian Subsidiaries’ assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of the Tanzanian Subsidiaries as of the Closing Date. If the Transaction is implemented through an Alternative Structure, the accounting treatment may differ from that described above. In particular, if all or a portion of the consideration is satisfied through the issuance of preferred stock convertible into Common Stock rather than Common Stock, the classification of such preferred stock as permanent equity, temporary (mezzanine) equity or a liability, the measurement of the consideration transferred, the accounting for any embedded conversion or redemption features, and the calculation of basic and diluted earnings per share may differ from the treatment reflected in the unaudited pro forma condensed combined financial information included in this Information Statement.

For U.S. federal income tax purposes, we expect to treat the Transaction as a taxable sale of the assets of the Tanzanian Subsidiaries to Sow Good in exchange for the Share Issuance under the Share Purchase Agreement. The U.S. federal income tax consequences of the Transaction may differ if the Transaction is implemented through an Alternative Structure, including if all or a portion of the consideration is satisfied through the issuance of preferred stock convertible into Common Stock, or upon the subsequent conversion of such preferred stock.

Conditions to Closing

Conditions to Ryzon’s Obligations

The obligations of Ryzon to consummate the Transaction are subject to the satisfaction (or waiver in writing) on or prior to the Closing of each of the following conditions precedent:

●	Sow Good shall have received stockholder approval of the Share Issuance;

●	the novation of the Existing Intercompany Debt (as defined herein) owed by the Tanzanian Subsidiaries to Ryzon shall have been duly executed by each of Ryzon and Sow Good in an agreed form, with counterparts delivered to each party;

●	the approval for listing by Nasdaq for the shares of Common Stock to be issued in connection with the Transaction;

●	none of Ryzon’s brokers nor any of the lenders whose debt in the Tanzanian Subsidiaries is to be extinguished pursuant to their respective subscription agreements shall have rescinded, attempted or threatened to rescind, or otherwise repudiated their respective subscription agreements, registration rights agreements, or stockholder agreements;

●	the Tanzanian Fair Competition Commission shall have issued a merger clearance certificate confirming that the transaction will not result in a dominant market position, or granted an exemption pursuant to section 13 of the Fair Competition Act, 2003; and

●	at least 20 calendar days shall have elapsed since the Company mailed the Information Statement to its stockholders pursuant to Regulation 14C, with no proceedings relating to the Information Statement having been initiated or threatened by the SEC.

Conditions to Purchaser’s Obligations

The obligations of the Company and the Company’s wholly-owned subsidiary, SOWG Tanzania Inc. (the “Buyer”), to consummate the Transaction are subject to the satisfaction (or waiver in writing) on or prior to the Closing of each of the following conditions precedent:

●	Ryzon shall have produced evidence satisfactory to the Buyer of duly executed releases and discharges of all liens, charges, and other encumbrances registered against assets owned by the Tanzanian Subsidiaries and used in the business;

●	the Tanzanian Fair Competition Commission shall have issued a merger clearance certificate confirming that the transaction will not result in a dominant market position, or granted an exemption pursuant to section 13 of the Fair Competition Act, 2003;

●	the Tanzanian Mining Commission shall have approved the transaction in accordance with section 158 of the Mining Act;

●	no material adverse change shall have occurred in the business or the Tanzanian Subsidiaries between the date of the agreement and Closing;

●	Ryzon shall have obtained consent to the effective change in control of the Tanzanian Subsidiaries from each counterparty to a material contract, either unconditionally or subject only to conditions acceptable to the Buyer;

●	each of the other agreements entered into in connection with the Transaction shall have been duly executed and delivered by the relevant parties;

●	Sow Good shall have received stockholder approval of the Share Issuance;

●	the novation of the Existing Intercompany Debt owed by the Tanzanian Subsidiaries to Ryzon shall have been duly executed by each of Ryzon and Sow Good in an agreed form, with counterparts delivered to each party;

●	the approval for listing by Nasdaq for the shares of Common Stock to be issued in connection with the Transaction;

●	none of Ryzon’s brokers nor any of the lenders whose debt in the Tanzanian Subsidiaries is to be extinguished pursuant to their respective subscription agreements shall have rescinded, attempted or threatened to rescind, or otherwise repudiated their respective subscription agreements, registration rights agreements, or stockholder agreements;

●	at least 20 calendar days shall have elapsed since the Company mailed the Information Statement to its stockholders pursuant to Regulation 14C, with no proceedings relating to the Information Statement having been initiated or threatened by the SEC;

●	the total debt of the Tanzanian Subsidiaries at Closing, excluding the Existing Intercompany Debt and any amounts to be extinguished pursuant to the lenders’ subscription agreements, shall not exceed AUD$100,000;

●	Ryzon shall have delivered written confirmations from its Australian and Tanzanian tax advisors, in form and substance satisfactory to the buyer (acting reasonably), quantifying the estimated amount of Australian capital gains tax withholding and Tanzanian capital gains or withholding tax arising from the transaction; and

●	the Buyer shall have, in its sole discretion, received and reviewed legal due diligence reports from its Tanzanian counsel with respect to the Tanzanian Subsidiaries’ Tanzanian operations, assets, mining tenements, and regulatory position, and shall be satisfied, in its sole discretion, with the results, including that no issues exist under Tanzanian law—whether relating to title, regulatory compliance, environmental matters, tax, anti-corruption, labor, or otherwise—that the Buyer reasonably considers to be materially adverse to the business, the Tanzanian Subsidiaries, or the mining tenements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on current expectations, estimates, forecasts and projections about the industries in which we and the Tanzanian Subsidiaries operate and the beliefs and assumptions of our respective management. We use words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. In addition, statements that refer to the Transaction and any statements regarding the expected timing, benefits, synergies, growth opportunities and other financial and operating benefits thereof, the Closing and timing or satisfaction of regulatory requirements and closing conditions, or the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of the combined company; integration activities; the anticipated value of the combined business to us and our stakeholders; the expected impact of the Transaction on our results of operations and financial condition; anticipated growth and trends in the business or key markets; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. While forward-looking statements are based on assumptions and analyses that management of Sow Good and the Tanzanian Subsidiaries believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statements speak only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Please consider the foregoing factors and the other risk factors in the section titled “Risk Factors,” as well as the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of Sow Good, Ryzon or the Tanzanian Subsidiaries assume any obligation nor do they intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. None of Sow Good, Ryzon or the Tanzanian Subsidiaries give any assurance that any of Sow Good, the Tanzanian Subsidiaries or the combined company will achieve its expectations. Forward-looking statements in this Information Statement also include statements regarding the structure by which the Transaction may be implemented, including any Alternative Structure, the form, amount, allocation and timing of the consideration, the treatment of the Existing Intercompany Debt and of indebtedness owed to the Lenders, the percentage of the equity of each of the Tanzanian Subsidiaries that the Company may ultimately acquire, the alternatives to the proposed acquisition that the Board is evaluating, the possible issuance of one or more series of preferred stock convertible into Common Stock in lieu of Common Stock and the terms thereof.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this Information Statement, including the unaudited pro forma condensed combined financial information, financial statements of the Tanzanian Subsidiaries and notes to the financial statements included herein. The following risk factors apply to the business and operations of Sow Good and the Tanzanian Subsidiaries and will also apply to the business and operations of the combined company following the Closing of the Transaction. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Transaction, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the combined company. You should also carefully consider the following risk factors in addition to the other information included in this Information Statement, including matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements.” We, and the Tanzanian Subsidiaries, may face additional risks and uncertainties that are not presently known to us, Ryzon or the Tanzanian Subsidiaries, or that we, Ryzon or the Tanzanian Subsidiaries currently deem immaterial, which may also impair our or the Tanzanian Subsidiaries’ business or financial condition. The following discussion should be read in conjunction with the unaudited pro forma condensed combined financial information, financial statements of the Tanzanian Subsidiaries and notes to the financial statements included herein. You should read and consider risk factors specific to our business which will also affect the combined company after the Closing of the Transaction. These risks are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein. For the location of information incorporated by reference in this Information Statement, see the section titled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

Risks Relating to the Transaction

The Transaction is subject to closing conditions and may not be completed, the Share Purchase Agreement may be terminated in accordance with its terms, and we may be required to pay a termination fee upon termination.

The Transaction is subject to customary closing conditions that must be satisfied or waived prior to the Closing of the Transaction, including the approval by our shareholders of the Share Issuance and other customary closing conditions. Many of the closing conditions are not within our control. No assurance can be given that our shareholders will approve the Share Issuance or that the required conditions to Closing will be satisfied in a timely manner or at all. Any delay in completing the Transaction could cause us not to realize, or to be delayed in realizing, some or all of the benefits that we expect to achieve if the Transaction is successfully completed within the expected time frame.

Moreover, if the Transaction is not completed for any reason, including because approval of the Share Issuance is not obtained, our ongoing businesses may be adversely affected and, without realizing any of the expected benefits of having completed the Transaction, we would be subject to a number of risks, including the following:

●	we may experience negative reactions from the financial markets, including negative impacts on our share price;

●	we may experience negative reactions from our suppliers, distributors and employees;

●	we will be required to pay some of our costs relating to the Transaction, such as legal and accounting costs, whether or not the Transaction is completed;

●	the market price of our Common Stock could decline to the extent that the current market price reflects a market assumption that the Transaction will be completed; and

●	matters relating to the Transaction (including integration planning) will require substantial commitments of time and resources by management, which could otherwise have been devoted to day-to-day operations or to other opportunities that may have been beneficial to us as an independent company.

The structure of the Transaction may change, and the Transaction may be implemented pursuant to an agreement other than the Share Purchase Agreement.

The Share Purchase Agreement remains in full force and effect as of the date of this Information Statement. However, the parties are discussing whether the Transaction should be restructured, principally in order to mitigate Australian capital gains tax that may arise on a sale by Ryzon of the shares it holds in the Tanzanian Subsidiaries. The Transaction may therefore be consummated pursuant to the Share Purchase Agreement, pursuant to one or more amendments thereto, or pursuant to some other form of agreement and structure with similar effect, which may include a subscription for newly issued shares of the Tanzanian Subsidiaries, the acquisition or capitalization of intercompany or third-party indebtedness, an acquisition of assets or mining tenements rather than shares, a merger or other business combination, the issuance of convertible preferred stock in lieu of Common Stock, or any combination of the foregoing.

We can give no assurance that the parties will agree upon any restructuring, or as to its terms. Any Alternative Structure may (i) result in our holding substantially all, rather than all, of the equity of one or both of the Tanzanian Subsidiaries, with Ryzon retaining a nominal residual interest, which could subject us to minority shareholder rights, consent requirements or claims under Tanzanian law; (ii) change the form, amount, allocation, timing or conditionality of the consideration, including amounts payable to Ryzon, the Broker and the Lenders; (iii) result in our not obtaining the benefit of some or all of the representations, warranties, covenants, indemnities, escrow, offset and termination rights negotiated under the Share Purchase Agreement; (iv) require us to invest cash into the Tanzanian Subsidiaries, or to fund the Transaction over an extended or indeterminate period, rather than to satisfy the consideration entirely in equity securities at Closing; (v) fail to achieve the intended Australian or Tanzanian tax treatment, including because Tanzanian law may treat a change in the underlying ownership of an entity of 50% or more as a realization of that entity’s assets and liabilities at market value, whether effected by a transfer of shares or by the issuance of new shares; (vi) result in accounting or U.S. federal income tax treatment that differs from that described in this Information Statement, including in the unaudited pro forma condensed combined financial information; or (vii) require additional or different approvals from the Tanzanian Mining Commission, the Tanzanian Fair Competition Commission, the Tanzania Revenue Authority or other Government Authorities, or additional stockholder approval under Nasdaq Listing Rule 5635, any of which could delay or prevent the completion of the Transaction, increase its cost, or reduce or eliminate its anticipated benefits.

We will be subject to business uncertainties and contractual restrictions, including the risk of litigation, while the Transaction is pending that may cause disruption and may make it more difficult to maintain relationships with employees, suppliers or customers.

Uncertainty about the effect of the Transaction on employees, suppliers and customers may have an adverse effect on Sow Good and/or the Tanzanian Subsidiaries, which uncertainties may impair our or the Tanzanian Subsidiaries’ ability to attract, retain and motivate key personnel until the Transaction is completed and for a period of time thereafter, and could cause customers, suppliers and others that deal with us or the Tanzanian Subsidiaries to seek to change existing business relationships with us or the Tanzanian Subsidiaries.

Employee retention and recruitment may be challenging before the Closing of the Transaction, as employees and prospective employees may experience uncertainty about their future roles following the Transaction. Key employees may depart or prospective key employees may fail to accept employment with the Company because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company following the Transaction, any of which could have a material adverse effect on our business, financial condition and results of operations.

The pursuit of the Transaction and the preparation for the integration may place a significant burden on management and internal resources. The diversion of management’s attention away from day-to-day business concerns and any difficulties encountered in the transition and integration process could have a material adverse effect on our business, financial condition and results of operations.

The Transaction will involve substantial costs.

We have incurred and expect to incur non-recurring costs associated with the Transaction and combining the operations of the companies. These costs and expenses include fees paid to legal, financial and accounting advisors, filing fees, employee transition/severance costs, printing costs and other costs and expenses.

The combined company may not be able to retain customers, suppliers or distributors, or customers, suppliers or distributors may seek to modify contractual relationships with the combined company, which could have an adverse effect on the combined company’s business and operations. Third parties may terminate or alter existing contracts or relationships with the combined company.

As a result of the Transaction, the combined company may experience impacts on relationships with customers, suppliers and distributors that may harm the combined company’s business and results of operations. Certain customers, suppliers or distributors may seek to terminate or modify contractual obligations following the Transaction whether or not contractual rights are triggered as a result of the Transaction. There can be no guarantee that customers, suppliers and distributors will remain with or continue to have a relationship with the combined company or do so on the same or similar contractual terms following the Transaction. If any customers, suppliers or distributors seek to terminate or modify contractual obligations or discontinue the relationship with the combined company, then the combined company’s business and results of operations may be harmed. If the combined company’s suppliers were to seek to terminate or modify an arrangement with the combined company, then the combined company may be unable to procure necessary supplies from other suppliers in a timely and efficient manner and on acceptable terms, or at all.

In addition, third parties with whom the Tanzanian Subsidiaries currently have relationships may terminate or otherwise reduce the scope of their relationship in anticipation of the Transaction. Any such disruptions could limit the combined company’s ability to achieve the anticipated benefits of the Transaction. The adverse effect of any such disruptions could also be exacerbated by a delay in the Closing of the Transaction or by a termination of the Share Purchase Agreement.

The unaudited pro forma condensed combined financial information and Sow Good’s and the Tanzanian Subsidiaries’ respective financial information included in this Information Statement may not be indicative of what the actual financial position or results of operations would have been if the Transaction is consummated. Our future results following the Transaction may differ, possibly materially, from the unaudited pro forma condensed combined financial information presented in this Information Statement.

The unaudited pro forma condensed combined financial information contains a variety of adjustments, assumptions, and estimates, and does not represent the actual financial position or results of operations of the combined company following the Transaction. Specifically, the Transaction and post-transaction integration process may give rise to unexpected liabilities and costs, including costs associated with the defense and resolution of Transactions-related litigation or other claims. In addition, the assumptions used in preparing the unaudited pro forma condensed combined financial information in this Information Statement may not prove to be accurate and may be affected by other factors. Any significant changes in the market price of the Common Stock may cause a significant change in the purchase price used for Sow Good’s accounting purposes and the unaudited pro forma condensed combined financial information contained in this Information Statement.

Because the unaudited pro forma condensed combined financial information in this Information Statement is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations would have been had the Transaction been completed on the dates indicated, our future results following the Transaction may differ, possibly materially, from such unaudited pro forma condensed combined financial information. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information” and the historical financial statements of Sow Good and the Tanzanian Subsidiaries included elsewhere in this Information Statement for more information.

The historical financial information of the Tanzanian Subsidiaries and the unaudited pro forma condensed combined financial information of the combined company included elsewhere in this Information Statement may not be indicative of the combined company’s actual financial position or results of operations.

The historical financial information of the Tanzanian Subsidiaries included in this Information Statement does not reflect the financial condition, results of operations or cash flows they would have achieved as a public company during the periods presented or those the combined company will achieve in the future. The combined company’s future financial condition, results of operations and cash flows could be materially different from amounts reflected in the Tanzanian Subsidiaries’ historical financial statements included elsewhere in this Information Statement. As such, it may be difficult for investors to compare the combined company’s future results to historical results or to evaluate its relative performance or trends in its business.

The Tanzanian Subsidiaries are currently not U.S. public reporting companies, and the obligations associated with integrating into a public company may require significant resources and management attention.

The Tanzanian Subsidiaries are, and prior to the consummation of the Transaction will remain, private companies that are not subject to reporting requirements. Upon Closing of the Transaction, the combined company will become subject to the rules and regulations established from time to time by the SEC and Nasdaq with respect to the business and operations of the Tanzanian Subsidiaries. In addition, as a combined public company, we are required to document and test our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002, so that our management can certify as to the effectiveness of our internal control over financial reporting in connection with our reports filed with the SEC. Bringing the Tanzanian Subsidiaries into compliance with these rules and regulations and integrating the Tanzanian Subsidiaries into our current compliance and accounting system may increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources. Furthermore, the need to establish the necessary corporate infrastructure to integrate the Tanzanian Subsidiaries may divert management’s attention from implementing our growth strategy, which could prevent us from improving our business, financial condition and results of operations. Additionally, the measures we take may not be sufficient. If we do not continue to develop and implement the right processes and tools to manage the combined company following consummation of the Transaction, our ability to compete successfully and achieve our business objectives could be impaired, which could negatively impact our business, financial condition and results of operations. In addition, we cannot predict or estimate the amount of additional costs we may incur to bring the Tanzanian Subsidiaries into compliance with these requirements. These costs could materially increase our general and administrative expenses. In addition, bringing the Tanzanian Subsidiaries into compliance with these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. These additional obligations could have a material adverse effect on our business, financial condition, results of operations and cash flow.

The Tanzanian Subsidiaries’ public filings are subject to Australian disclosure standards, which differ from SEC disclosure requirements.

Ryzon’s Ore Reserve and Mineral Resource estimates (the “Ryzon Historical Estimates”) have been prepared by Ryzon in accordance with the applicable reporting requirements of, and are based on confidence categories defined in the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the “ JORC Code”), and the reporting requirements of the ASX Listing Rules Chapter 5, July 2022 (together, “the Australian Standards”), which differ from the requirements of Subpart 1300 of Regulation S-K promulgated under the Exchange Act (the “S-K 1300 Standard”). Sow Good has not been involved in the preparation of the Ryzon Historical Estimates.

The S-K 1300 Standard and the Australian Standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms “Ore Reserve,” “Proved Ore Reserve,” “Probable Ore Reserve,” “Mineral Resource,” “Measured Mineral Resource,” “Indicated Mineral Resource,” and “Inferred Mineral Resource” are Australian mining terms as defined in the JORC Code, and their definitions differ from the definitions of the terms “mineral reserve,” “proven mineral reserve,” “probable mineral reserve,” “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” under the S-K 1300 Standard. Under the S-K 1300 Standard, a pre-feasibility study, as defined under the S-K 1300 Standard, is typically required to report mineral reserves supported by a discounted cash flow analysis. The requirements for a pre-feasibility study under the S-K 1300 Standard are generally stricter than what is acceptable under JORC and could require reclassification of previously declared mineral reserves to mineral resources, and there may also be adjustments to the amounts of previously declared mineral reserves and resources pending further study work. In addition to such adjustments, the JORC Code allows Measured and Indicated Mineral Resources to be reported inclusive of Mineral Resources modified to produce its Ore Reserves whereas the S-K 1300 Standard requires mineral resources to be reported exclusive of mineral reserves.

Expectations regarding the mineral reserves and mineral resources of Ryzon following implementation of the Transaction will remain subject to adjustment, pending continuing review of Ryzon’s mineral reserves and mineral resources in accordance with the S-K 1300 Standard. Future adjustment may occur due to differing standards, required study levels, price assumptions, future divestments and acquisitions and other factors. For more information, see “Cautionary Statement Regarding Mineral Reserve and Resource Estimates.”

Risks Relating to the Tanzanian Subsidiaries’ Business

The Tanzanian Subsidiaries’ Tanzanian mining licenses are subject to regulatory compliance obligations and governmental oversight, and any non-compliance, stricter enforcement, or adverse regulatory developments could result in significant costs, delays, or loss of the Tanzanian Subsidiaries’ mining rights.

The Tanzanian Subsidiaries’ operations and proposed activities are subject to Tanzanian prospecting and special mining license conditions, including obligations relating to expenditures, local content requirements, and timing for commencing mining operations. There can be no assurance that new conditions or stricter enforcement of existing obligations will not require significant expenses or investments, or result in the cancellation of the Tanzanian Subsidiaries’ licenses. In May 2025, the Tanzanian Subsidiaries’ Tanzanian subsidiary received a notice of non-compliance from the Mining Commission concerning Special Mining Licence SML 550/2015 for failure to commence development activities within the stipulated 18-month period; the Tanzanian Subsidiaries responded and the default was lifted. While the Tanzanian Subsidiaries are in compliance with the relevant regulatory regimes as of the date of this Information Statement, any failure to maintain the Tanzanian Subsidiaries’ Tanzanian licenses in good standing, or any governmental action restricting or revoking the Tanzanian Subsidiaries’ mining rights, could have a material adverse effect on the Tanzanian Subsidiaries’ business, financial condition, and results of operations.

Development of the Nachu Graphite Project involves significant execution, construction, and operational risks, including cost overruns, delays, and the risk that the Tanzanian Subsidiaries’ operations may fail to meet production targets or customer specifications.

The Tanzanian Subsidiaries faces delivery and operational risks in developing a graphite mine in Tanzania, including risks that cost and time estimates may not be met, that delays and unforeseen costs may occur, and that the mine or plant may fail to perform to expectations, including through lower production rates or failure to meet customer specifications, any of which could adversely affect the Tanzanian Subsidiaries’ financial condition. Project scheduling may encounter significant delays or cost overruns due to factors such as adverse weather conditions, construction risks, challenges in securing adequate water or energy supply, and delays in obtaining requisite approvals for necessary infrastructure upgrades, any of which could reduce the Tanzanian Subsidiaries’ expected cash flows. If the Tanzanian Subsidiaries are unable to complete construction and achieve commercial production on time and on budget, the Tanzanian Subsidiaries’ business, financial condition, results of operations, and prospects could be materially and adversely affected.

The Tanzanian Subsidiaries are heavily dependent on the services of a small number of key management personnel and technical specialists, and the loss of any such personnel, or the failure to attract and retain qualified staff, could significantly disrupt the Tanzanian Subsidiaries’ operations and development activities.

The Tanzanian Subsidiaries’ business and prospects are dependent on the continued services and performance of a small number of senior management and technical personnel with expertise in graphite mining, downstream processing, and project development. The loss of any key individual, or an inability to attract and retain additional qualified personnel necessary to develop and operate the Nachu Graphite Project, could cause significant disruption to the Tanzanian Subsidiaries’ operations and delay the development of its business plan. Competition for qualified mining engineers, metallurgists, processing specialists, and other technical personnel is significant, and there is no guarantee that the Tanzanian Subsidiaries will be able to attract, retain, or motivate the personnel required to achieve its objectives. The Tanzanian Subsidiaries currently operates with a lean management and corporate structure, which increases its exposure to the departure or unavailability of any key individual. Any such loss or inability to recruit appropriately skilled personnel could have a material adverse effect on the Tanzanian Subsidiaries’ business, financial condition, results of operations, and prospects.

THE SHARE ISSUANCE

Overview

On April 20, 2026, we entered into the Share Purchase Agreement with Ryzon, Uranex ESIP and the Tanzanian Subsidiaries. Subject to the terms and conditions of the Share Purchase Agreement, at the Closing, the Company will acquire 100% of the issued and outstanding shares of the Tanzanian Subsidiaries. The Tanzanian Subsidiaries are the sole holders of the Nachu Graphite Project, an advanced-stage graphite development asset located in the Ruangwa District, Lindi Region of Southern Tanzania. The Share Purchase Agreement remains in full force and effect as of the date of this Information Statement. The parties are, however, evaluating whether the Transaction should be restructured, and the acquisition of the Nachu Graphite Project may be implemented pursuant to the Share Purchase Agreement as amended, restated or supplemented, or pursuant to some other form of agreement and structure with similar effect, as described under “Potential Restructuring of the Transaction; Alternative Structures” below.

The aggregate consideration for the Transaction is AUD$150,000,000 (approximately US$107 million based on the Reserve Bank of Australia AUD/USD exchange rate of 0.7149 as of the date of the Share Purchase Agreement), to be satisfied entirely through the issuance of shares of Common Stock. The number of Consideration Shares is determined by dividing (a) AUD$150,000,000, less (i) the net debt of the Tanzanian Subsidiaries at Closing (excluding the Existing Intercompany Debt described below and amounts to be extinguished pursuant to the Lender subscription agreements, in each case, to the extent not exceeding AUD$100,000) and (ii) an amount equal to two times the sum of any Australian capital gains tax withholding amount and any Tanzanian capital gains or withholding tax payable in connection with the Transaction, by (b) the 10-Day VWAP (which was US$4.8135 as of the date of the Share Purchase Agreement) (as adjusted for the Company’s 15-to-1 reverse stock split), applied at the agreed AUD/USD exchange rate of 0.7149. The recipients of the Consideration Shares to be delivered at Closing are described in the section titled “Purchase Price Consideration”. If the Transaction is implemented through an Alternative Structure, the aggregate value of the consideration is expected to remain AUD$150,000,000; however, the form, recipients, allocation and timing of that consideration may differ from the description above, including as a result of (i) all or a portion of the consideration being applied to subscribe for newly issued shares of the Tanzanian Subsidiaries rather than being delivered to Ryzon in respect of existing shares, (ii) the AUD$43,000,000 attributable to the Lender Payoff Shares and the AUD$22,500,000 attributable to the Broker Payoff Shares being applied on a different basis, including to acquire, capitalize, convert or extinguish indebtedness of the Tanzanian Subsidiaries or of Ryzon, (iii) changes to the treatment of the Existing Intercompany Debt, (iv) all or a portion of the consideration being satisfied through the issuance of one or more series of preferred stock convertible into Common Stock rather than through the issuance of Common Stock, or (v) changes to the amount, timing or bearer of Australian or Tanzanian taxes arising in connection with the Transaction, which taxes reduce the number of Consideration Shares issuable.

In addition, approximately AUD$84.6 million of existing intercompany debt owed by the Tanzanian Subsidiaries to Ryzon (the “Existing Intercompany Debt”) will not be satisfied through the issuance of shares, but will instead be novated from Ryzon to Sow Good at Closing pursuant to a deed of novation (the “Existing Intercompany Debt Novation”), and the aggregate amount of such debt is excluded from the Consideration Share calculation as described above.

In connection with the Share Purchase Agreement, Ryzon, the Broker and the Lenders will be entitled to receive, subject to certain adjustments and conditions, at the Closing, an aggregate of 22,276,676 shares of Common Stock under the terms of the Share Purchase Agreement. Of such Consideration Shares, 2,227,667 shares of Common Stock will be held back to support the indemnification obligations of Ryzon under the Share Purchase Agreement and will be issued pursuant to 222,767 contingent value rights (the “CVRs”) in two equal tranches at 12 months and 18 months following the Closing Date, in accordance with the terms of that certain CVR agreement to be entered into by and among Ryzon, the Company and the financial institution designated by the Company to act as the rights agent (the “CVR Agreement”). The Consideration Shares will be subject to lock-up and dribble-out restrictions pursuant to the terms of a stockholders agreement to be entered into by and among the Company, Ryzon, the Broker and the Lenders at Closing. As a result of the Transaction, if the maximum number of shares of Common Stock is issued pursuant to the Share Purchase Agreement (a) our current stockholders will own approximately 47.5% of our outstanding shares of Common Stock on a fully diluted basis, and (b) Ryzon, the Broker and the Lenders will own approximately 52.5% of our outstanding shares of Common Stock on a fully diluted basis, in each case, based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 22,276,676 shares of Common Stock that may be issued following the Closing is issued to Ryzon pursuant to the Share Purchase Agreement (a) our current shareholders will own approximately 100% of our outstanding shares of Common Stock on a fully diluted basis, and (b) Ryzon, the Broker and the Lenders will own approximately 0% of our outstanding shares of Common Stock on a fully diluted basis, in each case, based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date.

Our Common Stock is listed on Nasdaq under the ticker symbol “SOWG.” As a result, the Company is subject to Nasdaq Listing Rule 5635, pursuant to which stockholder approval is required prior to the issuance of equity securities in connection with the acquisition of stock or assets of another company where the common stock to be issued in the acquisition (i) is 20% or more of the outstanding common stock before the issuance or 20% or more of the voting power outstanding before the issuance or (ii) may be deemed a “change of control” within the meaning of the Nasdaq Listing Rules.

The terms of, reasons for and other aspects of the Share Purchase Agreement, the Transaction generally, and the issuance of shares of Common Stock to Ryzon, the Broker and the Lenders pursuant to the Share Purchase Agreement are described in detail below.

The Share Purchase Agreement remains in full force and effect as of the date of this Information Statement, and the Company presently intends to consummate the Transaction on the terms described in this Information Statement. Following execution of the Share Purchase Agreement, however, Ryzon advised the Company that a sale by Ryzon of the shares it holds in the Tanzanian Subsidiaries may give rise to a material Australian capital gains tax liability, and the parties have accordingly been discussing whether the Transaction should be restructured in a manner that achieves substantially the same commercial result while mitigating that liability. As of the date of this Information Statement, the parties have not agreed upon any such restructuring, and no assurance can be given that they will do so or as to the terms of any restructuring that may be agreed.

As a result, the Transaction may ultimately be effected pursuant to the Share Purchase Agreement, pursuant to one or more amendments, restatements or supplements to the Share Purchase Agreement, or pursuant to some other form of agreement and structure with similar effect, which may include one or more of the following:

●	a subscription by the Buyer or another direct or indirect subsidiary of the Company for newly issued shares of one or both of the Tanzanian Subsidiaries, in an amount sufficient to result in the Company holding substantially all of the equity of the Tanzanian Subsidiaries on a fully diluted basis, with Ryzon retaining a nominal residual equity interest, rather than the Company acquiring Ryzon’s existing shares;

●	the acquisition, contribution, assignment, novation, capitalization, conversion, set-off or extinguishment of all or any portion of the Existing Intercompany Debt owed by the Tanzanian Subsidiaries to Ryzon, or of indebtedness of the Tanzanian Subsidiaries or Ryzon owed to the Lenders, in each case in exchange for shares of Common Stock, preferred stock, contingent value rights or other securities of the Company, or for newly issued shares of one or both of the Tanzanian Subsidiaries;

●	the acquisition of assets, mining tenements, licenses or other rights of the Tanzanian Subsidiaries, rather than of their shares;

●	a merger, amalgamation, scheme of arrangement, share exchange, joint venture, farm-in or earn-in arrangement, option arrangement or other business combination or investment transaction involving the Company, the Buyer, one or more newly formed subsidiaries of the Company, Ryzon and/or the Tanzanian Subsidiaries;

●	the issuance by the Company of one or more series of preferred stock convertible into shares of Common Stock, in lieu of all or a portion of the shares of Common Stock otherwise issuable in connection with the Transaction, together with corresponding changes to the securities underlying the CVRs;

●	changes to the identity or jurisdiction of organization of the acquiring, subscribing, issuing or transferring entities, including the substitution of one or more newly formed or existing subsidiaries of the Company for the Buyer; and

●	any combination of the foregoing, in each case together with such changes to the recipients of the consideration, the allocation of the consideration among Ryzon, the Broker and the Lenders, the form of the consideration, and the timing, sequencing and conditionality of the payment or issuance of the consideration as the parties may agree (any such alternative, an “Alternative Structure”).

The Company presently expects that, if the Transaction is implemented through an Alternative Structure, the aggregate value of the consideration would remain AUD$150,000,000 and the aggregate number of shares of Common Stock issuable in connection with the Transaction, whether issued at the Closing or upon the conversion of preferred stock issued at the Closing, would not exceed 22,276,676 shares (as adjusted for any stock split, reverse stock split, stock dividend, reclassification, recapitalization, combination or exchange affecting the Common Stock). The Nasdaq Consents approve the issuance and sale of shares of Common Stock in connection with the Transaction, and any resulting Minimum Issuance under Nasdaq Listing Rule 5635(d) or Change of Control under Nasdaq Listing Rule 5635(b), whether the Transaction is consummated pursuant to the Share Purchase Agreement or pursuant to an Alternative Structure. If the Company determines that the consummation of the Transaction pursuant to an Alternative Structure would require the issuance of shares of Common Stock in excess of that number, or would otherwise require stockholder approval that has not been obtained, the Company will obtain such additional approval, and furnish such additional information to stockholders, as may then be required under Nasdaq Listing Rule 5635, the Exchange Act and the rules and regulations thereunder, and applicable Delaware law, in each case before consummating the Transaction on that basis or before permitting any such conversion.

The Board is currently evaluating alternatives to the proposed acquisition, including (i) consummating the Transaction pursuant to the Share Purchase Agreement in its current form; (ii) amending the Share Purchase Agreement to remove the sale and purchase of Ryzon’s existing shares in the Tanzanian Subsidiaries while preserving the consideration, representations, warranties, covenants, indemnities and escrow arrangements negotiated by the Company, and implementing the acquisition through a subscription for newly issued shares of the Tanzanian Subsidiaries; (iii) entering into a separate investment, share subscription and shareholders agreement governed by the laws of Tanzania, either in addition to or in substitution for the Share Purchase Agreement; (iv) acquiring the Existing Intercompany Debt and/or the indebtedness owed to the Lenders and capitalizing or converting such indebtedness into newly issued shares of the Tanzanian Subsidiaries; (v) acquiring the assets, mining tenements or licenses comprising the Nachu Graphite Project rather than the shares of the Tanzanian Subsidiaries; (vi) restructuring the form, amount, allocation or timing of the consideration, including the relative amounts payable to Ryzon, the Broker and the Lenders and the allocation of Australian and Tanzanian tax liabilities among the parties; (vii) satisfying all or a portion of the consideration through the issuance of one or more series of preferred stock convertible into Common Stock, in lieu of Common Stock; (viii) staging the Company’s investment in the Tanzanian Subsidiaries over time or subject to the satisfaction of project milestones; (ix) terminating or declining to consummate the Transaction, whether as a result of the failure of a condition to Closing, the exercise of a termination right, the inability of the parties to agree upon a mutually acceptable structure, or otherwise; and (x) pursuing other strategic alternatives available to the Company, including other acquisitions, financings, divestitures or transactions involving the Company’s existing consumer packaged goods business. The Board has not made any determination with respect to any of the foregoing alternatives, and there can be no assurance that the Transaction will be consummated on the terms described in this Information Statement, on other terms, or at all.

Any Alternative Structure may have accounting, U.S. federal income tax, Australian tax, Tanzanian tax and regulatory consequences that differ from those described elsewhere in this Information Statement, including under “Accounting and Tax Treatment” and in the unaudited pro forma condensed combined financial information, and may require additional or different approvals from the Tanzanian Mining Commission, the Tanzanian Fair Competition Commission, the Tanzania Revenue Authority or other Government Authorities. In particular, the issuance of preferred stock convertible into Common Stock in lieu of Common Stock may require the filing of a certificate of designation with the Secretary of State of the State of Delaware, may require additional or different review by Nasdaq under Nasdaq Listing Rules 5635 and 5640, and may result in accounting, earnings per share and U.S. federal income tax treatment that differs from that described in this Information Statement. The descriptions of the Share Purchase Agreement and the Transaction contained in this Information Statement describe the Transaction as contemplated by the Share Purchase Agreement as currently in effect and do not describe any Alternative Structure, the terms of which have not been agreed. The Company will disclose the material terms of any Alternative Structure that is agreed, and any material amendment to the Share Purchase Agreement, in a Current Report on Form 8-K or other filing with the SEC as and when required.

The Share Purchase Agreement

The following summary describes the material provisions of the Share Purchase Agreement. The provisions of the Share Purchase Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Share Purchase Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached as Annex A, and is incorporated by reference into this Information Statement. The Share Purchase Agreement is the principal legal document governing the Transaction, and the Company strongly encourages you to carefully read the Share Purchase Agreement in its entirety before making any voting decision.

The Share Purchase Agreement contains representations and warranties that Sow Good, on the one hand, and Ryzon and the Tanzanian Subsidiaries, on the other hand, have made to one another as of specific dates. The information about the Company or the Tanzanian Subsidiaries contained elsewhere in this Information Statement or in the Company’s filings with the SEC may supplement, update or modify the factual disclosures about the Company contained in the following description of the material provisions of the Share Purchase Agreement or in the Share Purchase Agreement itself. The representations and warranties contained in the Share Purchase Agreement are qualified and subject to important limitations that were negotiated and agreed to by the parties to the Share Purchase Agreement. Accordingly, in your review of the following description of the material provisions of the Share Purchase Agreement and the representations and warranties contained in the Share Purchase Agreement, you should bear in mind that such representations and warranties were made solely for the benefit of another party or parties to the Share Purchase Agreement and may have been negotiated with the principal purpose of allocating risk among the parties to the Share Purchase Agreement, rather than as statements of fact.

Neither the Company nor Ryzon intends that the Share Purchase Agreement will be a source of business or operational information about the Company or the Tanzanian Subsidiaries. In addition, the representations and warranties of Ryzon contained in the Share Purchase Agreement are qualified by information Fairly Disclosed in a confidential, electronic dataroom to which the Company had access. Accordingly, you should not rely on the following description of the material provisions of the Share Purchase Agreement or the representations and warranties contained in the Share Purchase Agreement as statements of fact regarding the parties to the Share Purchase Agreement.

The Company strongly encourages you to carefully read the information provided elsewhere in this Information Statement and in the documents incorporated by reference herein. For more information about the documents incorporated by reference, see the section titled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

General

The Share Purchase Agreement provides that, at the Closing, Sow Good will acquire all of the issued and outstanding shares of the Tanzanian Subsidiaries through its wholly owned subsidiary, the Buyer, and as a result, the Tanzanian Subsidiaries will become indirect wholly owned subsidiaries of the Company. Alternatively, if the Transaction is implemented through an Alternative Structure, the Company may acquire substantially all, rather than all, of the equity of one or both of the Tanzanian Subsidiaries, whether through the subscription for newly issued shares, the capitalization or conversion of indebtedness or otherwise, in which case the applicable Tanzanian Subsidiary would become an indirect majority-owned, rather than wholly owned, subsidiary of the Company and Ryzon would retain a nominal residual equity interest.

Purchase Price Consideration

The consideration payable by the Buyer for the Sale Shares (as defined in the Share Purchase Agreement) is entirely equity-based and consists of the issuance of the Consideration Shares and contingent value rights, in each case in the amounts and subject to the adjustments described below.

At Closing, Ryzon will receive: (i) a number of shares of Common Stock equal to the Consideration Shares (as calculated in the Share Purchase Agreement) less the Escrow Shares, Broker Payoff Shares, and Lender Payoff Shares (the “Seller Consideration Shares”); and (ii) 222,767 contingent value rights (the “CVRs”), each entitling the holder to a fractional interest in a pool of Escrow Shares to be distributed in accordance with the CVR Agreement. In addition, at Closing, the Company will issue shares of Common Stock to the financial intermediary in satisfaction of specified brokerage obligations (the “Broker Payoff Shares”) and to certain of the Tanzanian Subsidiaries’ lenders in satisfaction of specified debt obligations (the “Lender Payoff Shares”).

The number of Consideration Shares underlying each component of the consideration is determined by reference to a defined ten-day volume-weighted average price of the Common Stock (the “10-Day VWAP”), which was $4.8135 per share as of the date of the Share Purchase Agreement (reflecting the Company’s 15-to-1 reverse stock split), applied at an AUD/USD exchange rate of 0.7149 where Australian dollar amounts are used to determine the applicable number of shares:

●	The Broker Payoff Shares are calculated by dividing AUD 22,500,000 by the 10-Day VWAP.

●	The Lender Payoff Shares are calculated by dividing AUD 43,000,000 by the 10-Day VWAP.

●	The Escrow Share Pool underlying the CVRs is calculated by dividing AUD 15,000,000 by the 10-Day VWAP.

●	The Seller Consideration Shares equal the remaining Consideration Shares after subtracting the foregoing components.

The Share Purchase Agreement provides for proportional adjustments to each share quantity upon specified capital events (including any stock split, reverse stock split, stock dividend, reclassification, recapitalization, combination or exchange) affecting our Common Stock. Ryzon acknowledges that the consideration described above represents the total aggregate consideration payable by the Company and the Buyer in connection with the Transaction, including in connection with the concurrent novation of the Existing Intercompany Debt.

The Share Purchase Agreement defines “Existing Intercompany Debt” to include approximately AUD 84,509,527 owed by Uranex to Ryzon and approximately AUD 130,969 owed by Magnis Tech to Ryzon (such amounts, in each case, as of March 31, 2026), together with any incremental advances between March 31, 2026 and Closing and accrued and unpaid interest and other amounts accruing through Closing. At Closing, the Existing Intercompany Debt will be novated from Ryzon to the Company pursuant to a deed of novation (the “Existing Intercompany Debt Novation”), and the aggregate amount of such debt is reflected in the overall Consideration Share calculation.

Contingent Value Rights

The CVRs are governed by a CVR Agreement to be entered into at Closing by and among the Company, Ryzon, and a designated rights agent. Each CVR represents a fractional entitlement in the Escrow Share pool. The Escrow Shares will be issued by the Company to the rights agent for further distribution to holders of CVRs in two equal tranches:

●	50% of the Escrow Shares will be issued on the date that is 12 months following the Closing Date; and

●	50% of the Escrow Shares will be issued on the date that is 18 months following the Closing Date,

in each case, subject to withholding in respect of any pending indemnification claims as of the applicable issuance date (each, an “Issuance Date”).

If a pending indemnification claim exists as of any Issuance Date, a number of Escrow Shares otherwise issuable at that Issuance Date will be withheld, determined by dividing the pending claim amount by the 10-Day VWAP (rounded up to the nearest whole share of Common Stock). Any Escrow Shares not required to satisfy the withheld amount will be released to CVR holders at that Issuance Date, and any remaining withheld shares will be released promptly following the final resolution of all pending claims.

The Buyer and/or the Company may elect, in its sole and absolute discretion, to offset amounts owed by Ryzon under the indemnification provisions of the Share Purchase Agreement against the Company’s obligation to issue Escrow Shares pursuant to the CVRs and the CVR Agreement, by reducing the number of Escrow Shares to be issued by an amount equal to the offset amount divided by the 10-Day VWAP. More generally, the Buyer is entitled to set off amounts owed to it by Ryzon against any amount it is otherwise required to pay to Ryzon under the Share Purchase Agreement.

Closing of the Transaction

The Closing Date will occur at 12:00 p.m. (Sydney time) on the date that is five (5) business days after the satisfaction or waiver of all conditions to Closing (other than those that by their nature cannot be satisfied until the Closing Date itself, which will be required to be satisfied or, to the extent permitted by applicable law, waived on the Closing Date). Closing will be effected electronically by email exchange of documents, or otherwise as the parties may agree.

At or prior to Closing, Ryzon is required to deliver customary transaction closing deliverables, including: executed share transfer forms and share certificates for the Sale Shares; registers of members and the Tanzanian Subsidiaries’ records; evidence of satisfaction of the conditions to Closing; resignations of specified pre- Closing officers and directors; releases of all encumbrances over the Sale Shares and the Tanzanian Subsidiaries’ material assets; evidence that all related-party, intercompany, and shareholder loans (other than the Existing Intercompany Debt) have been repaid; the executed Existing Intercompany Debt Novation; and executed counterparts of the other related transaction agreements, including the CVR Agreement, the Registration Rights Agreement, the Stockholders Agreement, and the applicable subscription agreements. Ryzon is also required to deliver board resolutions of the Tanzanian Subsidiaries (effective upon Closing) approving registration of the Sale Share transfers, canceling and reissuing share certificates, appointing Buyer nominees as directors, changing bank signatories, and changing registered offices.

At Closing, the Company (or the Buyer, as applicable) is required to issue the Seller Consideration Shares and the CVRs to Ryzon, issue the Broker Payoff Shares to the Broker and the Lender Payoff Shares to the Lenders pursuant to the applicable subscription agreements, deliver executed counterparts of the Existing Intercompany Debt Novation, the CVR Agreement, the Registration Rights Agreement, the Stockholders Agreement and the other related transaction agreements, and deliver director nominee consents and executed share transfer forms.

The parties’ respective Closing obligations are interdependent and are intended to occur simultaneously. If a party fails to satisfy its Closing obligations, the non-defaulting party may deliver written notice requiring cure within up to ten (10) business days, after which the non-defaulting party may terminate the Share Purchase Agreement, without prejudice to any accrued rights. The Buyer may waive the delivery of specified Ryzon Closing deliverables, in which case Closing may proceed without the waived items.

Representations and Warranties

The Share Purchase Agreement contains representations and warranties made by Ryzon, on the one hand, and by the Buyer and the Company, on the other, which are customary for transactions of this nature and subject to various exceptions and qualifications, including disclosure qualifications and materiality standards.

By Ryzon.

Ryzon’s representations and warranties are made as of signing and as of Closing, qualified by matters “Fairly Disclosed” in a specified due diligence disclosure folder provided to the Buyer prior to signing. Ryzon’s representations and warranties cover (among other matters): ownership of and good title to the Sale Shares, free and clear of encumbrances; organization, authorization, and due execution; capitalization of the Tanzanian Subsidiaries (including acknowledgment of the Tanzanian government’s potential 16% free carried interest); absence of conflicts with organizational documents or applicable law; solvency and absence of insolvency events; accuracy and completeness of disclosure materials provided in connection with the Transaction; accuracy of financial statements prepared in accordance with IFRS and absence of undisclosed liabilities; conduct of business in the ordinary course since the accounts date; material contracts and consents; title to properties and assets, including tenements and mineral rights; insurance; intellectual property; information technology and privacy; tax matters; required regulatory authorizations; compliance with applicable laws and regulations, including environmental and mining laws; anti-bribery and anti-money laundering; labor and employment matters; superannuation; absence of pending or threatened litigation; and related-party transactions.

Ryzon also makes customary investment-intent and securities-law acknowledgments regarding the Seller Consideration Shares, the CVRs, and any Escrow Shares issuable pursuant to the Share Purchase Agreement, including that such securities are unregistered and subject to applicable resale restrictions, and confirms that Ryzon was not formed solely to acquire or hold such securities and satisfies applicable accredited investor requirements.

By the Buyer and the Company.

The Buyer’s and the Company’s representations and warranties are made as of signing and as of Closing, and cover (among other matters): due organization, good standing, and due authorization; absence of conflicts with organizational documents or applicable law; the validity of the share issuance (subject to receipt of the requisite stockholder written consent); compliance with Nasdaq listing and corporate governance rules; SEC reporting compliance, including the accuracy of SEC filings and the accuracy of financial statements prepared in accordance with the United States generally accepted accounting principles; absence of undisclosed liabilities; adequacy of disclosure controls and procedures and internal controls over financial reporting; and the accuracy and completeness of information supplied by the Company for inclusion in this Information Statement.

Limitations.

Except for the express representations and warranties set forth in the Share Purchase Agreement, Ryzon disclaims all other representations and warranties, whether express, implied, statutory, or otherwise, and the Buyer is deemed to have conducted its own independent investigation and to rely on its own due diligence and the express representations and warranties contained in the Share Purchase Agreement.

Covenants

Under the Share Purchase Agreement, each party has agreed to customary covenants designed to preserve the value of the Tanzanian Subsidiaries and the Business between signing and Closing, to facilitate the Transaction, and to provide post-Closing protections.

Conduct-of-Business Covenants.

From signing through Closing (or earlier termination of the Share Purchase Agreement), Ryzon must cause the Tanzanian Subsidiaries to operate the business only in the ordinary course and refrain from specified activities without the Buyer’s prior written consent, including: issuing equity or changing the Tanzanian Subsidiaries’ capital structure; incurring indebtedness or making capital expenditures above specified thresholds; disposing of or creating encumbrances over material assets, including tenements and mineral rights; entering into, materially amending, or terminating certain material contracts; paying dividends (other than permitted dividends); taking specified tax actions, elections, or settlements; and taking actions that could give rise to insolvency proceedings. In addition, Ryzon is required to deal exclusively with the Buyer with respect to the Tenements, keep the Tenements in good standing, and obtain the Buyer’s prior written consent before granting any third-party rights in or entering into any contracts affecting the Tenements. The Buyer is also subject to specified negative covenants prior to Closing, including restrictions on altering its constituent documents, paying extraordinary dividends, entering into certain related-party transactions, and taking specified tax actions, in each case, designed to protect the Ryzon against material adverse actions prior to Closing.

No-Shop.

Between signing and Closing, Ryzon is prohibited from soliciting or responding to third-party acquisition proposals with respect to the Sale Shares or all or a material part of the Business.

Stockholder Consent and Information Statement.

The Company agreed to obtain, within 45 days after signing, a written consent under Section 228 of the Delaware General Corporation Law from holders of a majority of the outstanding shares of Common Stock approving the share issuance. The Company is also required to prepare and file this Information Statement with the SEC in accordance with Regulation 14C under the Exchange Act, provide Ryzon with a draft and a reasonable opportunity to comment prior to filing, and disseminate the definitive Information Statement to stockholders as promptly as reasonably practicable after SEC clearance.

Nasdaq Listing.

Prior to Closing, the Company is required to use reasonable best efforts to cause all shares of Common Stock issuable pursuant to the Share Purchase Agreement to be approved for listing on Nasdaq, subject to official notice of issuance.

Financial Statement Cooperation.

Ryzon is required to cooperate in providing audited and unaudited financial statements and other information regarding the Tanzanian Subsidiaries necessary for the Company’s required SEC filings upon Closing, including IFRS-compliant audited financial statements for the two fiscal years ended June 30, 2025, and unaudited financial statements for the nine months ended March 31, 2026. Ryzon bears the costs of preparation and obtaining any required audit opinions.

Affiliated and Intercompany Arrangements.

Prior to Closing, Ryzon must cause the Tanzanian Subsidiaries to repay or discharge all intercompany, related-party, and shareholder loans (other than the Existing Intercompany Debt to be assumed by the Company), and all transactions and contracts between Ryzon and the Tanzanian Subsidiaries not otherwise expressly contemplated by the Share Purchase Agreement must be terminated.

Registration Rights.

At Closing, the Company will enter into a Registration Rights Agreement with Ryzon, the Broker and the Lenders granting customary registration rights with respect to the Consideration Shares pursuant to the Share Purchase Agreement.

Check-the-Box Election.

No later than 75 days after the Closing Date, the Buyer has the right to make a “check-the-box” election under IRS Form 8832 for any Target subsidiary selected by the Buyer to be treated as an entity disregarded as separate from Ryzon for U.S. federal (and applicable state and local) income tax purposes, with an effective date prior to the Closing Date. Ryzon, the Tanzanian Subsidiaries, and their respective affiliates are required to cooperate and assist in making any such election, including participating in the timely preparation and filing of the applicable IRS forms. Each of Ryzon, the Buyer, the Tanzanian Subsidiaries, and their respective affiliates must file all applicable tax returns consistent with any such election.

Conditions to Closing

Unless waived by the applicable party and subject to applicable law, Closing is subject to a number of conditions set forth in the Share Purchase Agreement, including (among others): (i) receipt of merger clearance or an applicable exemption from Tanzania’s Fair Competition Commission; (ii) approval from Tanzania’s Mining Commission under Section 158 of the Mining Act; (iii) no Material Adverse Change having occurred with respect to the Business or the Target Group between signing and the Closing; (iv) receipt of the required stockholder written consent approving the share issuance; (v) the lapse of at least 20 days following the mailing of this Information Statement to the Company’s stockholders pursuant to Regulation 14C, with no SEC proceedings blocking the Transaction; (vi) execution of the Existing Intercompany Debt Novation; (vii) entry into each of the other Transaction Agreements by the relevant parties; (viii) the Tanzanian Subsidiaries’ total indebtedness at Closing not to exceed AUD$100,000 (excluding the Existing Intercompany Debt and amounts to be extinguished pursuant to the Lender subscription agreements); (ix) Nasdaq’s approval for listing of the Common Stock issuable in connection with the Share Purchase Agreement; (x) receipt of required change-of-control consents under material contracts; (xi) none of the Broker or the Lenders having rescinded, attempted to rescind, or otherwise repudiated its respective subscription agreement, registration rights agreement, or stockholders agreement; (xii) receipt of required tax confirmations from Ryzon (including Tanzanian and Australian tax amounts); (xiii) the release and discharge of all encumbrances registered against the Sale Shares and the Tanzanian Subsidiaries’ material assets; and (xiv) the Buyer’s satisfaction, in its sole discretion, with the results of Tanzanian legal due diligence within the specified review period.

Termination

Prior to Closing, the Share Purchase Agreement may be terminated by mutual written consent or by:

●	the Buyer, if Ryzon breaches, or is reasonably likely to breach, specified conduct-of-business covenants prior to Closing;

●	the Buyer, if the conditions to Closing have not been satisfied or waived by October 15, 2026 (the “Sunset Date”), or have become incapable of satisfaction before the Sunset Date, provided the Buyer has complied with its obligations to use reasonable endeavors to satisfy the conditions;

●	the non-defaulting party, following a Closing default by the other party that is not cured within 10 business days after written notice thereof; or

●	the Buyer, upon the occurrence of certain insolvency events with respect to Ryzon or the Tanzanian Subsidiaries.

Upon termination, the parties are released from further obligations under the Share Purchase Agreement, other than provisions that expressly survive termination and any rights and remedies arising from claims that accrued prior to termination.

If the Share Purchase Agreement is terminated as a result of Ryzon’s breach of specified pre-Closing covenants, or due to the failure of a condition to Closing attributable to Ryzon, and in each case such breach or failure arises as a result of Ryzon’s reliance on a third party, Ryzon will be required to pay the Buyer a termination fee of AUD 7,500,000.

Indemnification; Limitations on Liability

Ryzon Indemnification.

Ryzon is required to indemnify the Buyer and the Tanzanian Subsidiaries against losses arising from any breach of Ryzon’s representations and warranties contained in the Share Purchase Agreement. Ryzon’s indemnification obligations do not extend to consequential losses, including loss of revenue, opportunity, goodwill, or business reputation, except to the extent such losses constitute direct loss of profits, revenue, or production, were reasonably foreseeable as of the date of the Share Purchase Agreement, or represent a diminution in the value of the Consideration Shares.

Specific Indemnities.

In addition to the general warranty indemnity, Ryzon provides specific indemnities covering: claims by creditors of the Tanzanian Subsidiaries based on an event prior to Closing; claims by any person asserting an interest in the Tanzanian Subsidiaries’ assets; certain claims based on an event prior to Closing by shareholders, officers, or directors of the Tanzanian Subsidiaries or Ryzon; employee wage, benefit, and employment obligation claims attributable to pre-Closing periods; and claims relating to contractor misclassification for pre-Closing periods.

Tax Indemnity.

Ryzon is required to indemnify the Buyer group and the Tanzanian Subsidiaries for specified pre-Closing tax matters, including tax demands attributable to pre-Closing periods and tax liabilities arising from pre-Closing acts or omissions, subject to specified exceptions for, among other things, amounts already provided for in the Closing accounts, amended returns filed without Ryzon’s consent (unless required by applicable law), and losses attributable to post-Closing changes in applicable tax law that were not publicly announced prior to signing.

Offset Against Escrow Shares.

At the Buyer’s or the Company’s election, in its sole and absolute discretion, amounts owed by Ryzon under the indemnification provisions may be offset against the Company’s obligation to issue Escrow Shares pursuant to the CVRs and the CVR Agreement, by reducing the number of Escrow Shares to be issued by an amount equal to the offset amount divided by the 10-Day VWAP.

Specific Performance; Governing Law

The Share Purchase Agreement is governed by the laws of Western Australia, and the parties consent to the exclusive jurisdiction of the courts of Western Australia and the Commonwealth of Australia for all proceedings arising out of or relating to the Share Purchase Agreement. The Share Purchase Agreement expressly entitles each party to seek specific performance or injunctive relief to prevent or remedy a breach, without prejudice to any other rights or remedies available to the parties.

Amendment

The Share Purchase Agreement may be amended or modified only by an agreement in writing duly executed by all of the parties to the Share Purchase Agreement.

Stockholders Agreement

At Closing, the Company, Ryzon, the Broker and the Lenders will enter into the Stockholders Agreement, which imposes transfer restrictions, volume limitations and standstill obligations on the Consideration Shares. Under the Stockholders Agreement, each Stockholder is subject to a staggered lock-up prohibiting transfers of (i) any equity securities for the first six months, (ii) more than 50% for the first nine months, and (iii) more than 75% for the first 12 months following Closing, with limited exceptions for affiliate transfers and Board-approved change-of-control transactions.

Following the applicable lock-up period, daily sales are subject to a dribble-out limitation of 3% of the average daily trading volume of the Common Stock on Nasdaq for the prior four calendar weeks. The Stockholders Agreement also includes standstill restrictions prohibiting each Stockholder from, among other things, acquiring equity securities in excess of the greater of 5% of outstanding Common Stock or the Stockholder’s Closing-date holdings plus 1%, or seeking to influence the management, board or policies of the Company.

Upon a change of control of Ryzon, the Company has the right to require Ryzon to dividend out or sell all of its equity securities in the Company. The Stockholders Agreement terminates as to a Stockholder upon the later of the expiration of the last applicable lock-up period and the Stockholder holding less than 1% of outstanding Common Stock. The Stockholders Agreement is governed by the law of the State of Delaware.

Background of the Transaction

Sow Good and its Board have, from time to time, evaluated a range of strategic alternatives intended to enhance stockholder value, including potential acquisitions, financings, divestitures and other transactions to reposition the Company’s business and capital structure. As part of these efforts, and concurrently with the negotiation and completion of the other transactions described in the following paragraph, on or around December 31, 2025, members of the Company’s management, together with the Company’s outside legal advisors, began evaluating a potential transaction with Ryzon and its subsidiaries Uranex ESIP and the Tanzanian Subsidiaries, which hold interests in the Nachu Graphite Project located in Tanzania.

At the same time that the Company was pursuing the discussions with Ryzon described below, the Company was separately negotiating and, on December 31, 2025, completed a series of related transactions with David Lazar, as investor, and Trea Grove, LLC, as buyer and distributor, consisting of a $6.0 million private placement of Series AA and Series AAA Convertible Preferred Stock by the Company to Mr. Lazar, an asset purchase agreement for certain of the Company’s freeze-dried snack and candy manufacturing assets to Trea Grove, LLC, and a related distribution agreement for the distribution of freeze dried candy (collectively, the “Lazar and Trea Grove Transactions”). The negotiation, documentation, and closing mechanics of the Lazar and Trea Grove Transactions, including the related stockholder approval process, special committee review, and Nasdaq compliance analysis, were undertaken by the Company’s management and legal advisors concurrently with, and in certain respects informed the resourcing, timing, and sequencing of, the Company’s discussions and negotiations with Ryzon described below.

On January 8, 2026, representatives of the Company held a call with representatives of Ryzon to discuss a possible transaction involving the Company’s acquisition of the Nachu Graphite Project. Following that call, representatives of the Company and its legal advisors began preparing a proposed letter of intent reflecting a possible structure, consideration and timetable for a transaction.

On January 20, 2026, the Company sent an initial draft of the letter of intent to Ryzon. Representatives of the Company and Ryzon held a further call on January 21, 2026, to discuss the terms of the proposed letter of intent, including the proposed consideration, escrow and lock-up terms, and the anticipated diligence and transaction timetable. On January 22, 2026, Ryzon returned a marked-up version of the letter of intent to the Company reflecting Ryzon’s comments on, among other things, the proposed consideration structure, exclusivity, and closing conditions.

Representatives of the Company and Ryzon held a further call on January 29, 2026, to continue negotiating the terms of the draft letter of intent. On February 5, 2026, Ryzon sent the Company a revised version of the letter of intent, and, following further discussion between representatives of the parties on that date, the Company and Ryzon executed the non-binding letter of intent (the “LOI”) later that same day.

The LOI contemplated the Company’s acquisition, through a newly formed subsidiary, of all of the issued and outstanding shares of Uranex and Magnis Tech, the holders of the Nachu Graphite Project, for consideration of AUD$150,000,000, payable in shares of the Company’s Common Stock, subject to a contractual lock-up and a 24-month escrow of 25% of the consideration to secure Ryzon’s post-closing indemnification obligations. The LOI provided for a 45-day exclusivity period during which the parties were to negotiate and execute a definitive share purchase agreement, and included customary confidentiality, exclusivity, and termination provisions.

Following execution of the LOI, on February 18, 2026, Ryzon engaged legal counsel to represent it in connection with the proposed transaction and the related diligence and documentation process. On February 24, 2026, Ryzon granted the Company and its advisors access to an electronic data room containing diligence materials relating to Ryzon, Uranex, Magnis Tech and the Nachu Graphite Project.

On or about February 26, 2026, the Company directed its legal counsel to begin preparing an initial draft of the share purchase agreement reflecting the proposed terms of the transaction.

Throughout March 2026, the Company and its advisors conducted extensive due diligence on Ryzon, Uranex, Magnis Tech and the Nachu Graphite Project, including review of corporate records, licenses and tenements, financial information, material contracts, and Tanzanian and Australian regulatory matters. Ryzon and its counsel responded to the Company’s diligence requests on an ongoing basis throughout the month, providing documents and information responsive to the Company’s requests.

On March 11, 2026, the Company’s legal counsel transmitted a draft share purchase agreement to Ryzon and its counsel for review. During the balance of March 2026, the parties and their respective counsel held numerous calls and exchanged comments on successive drafts of the share purchase agreement, addressing, among other matters, the structure and mechanics of the consideration, Ryzon’s representations and warranties, escrow and indemnification provisions, closing conditions, and the required Tanzanian and Australian regulatory approvals. A significant portion of these discussions concerned the mechanics by which the Company’s Common Stock issued as consideration could potentially be distributed to Ryzon’s own shareholders following completion of the transaction, including the terms of a proposed stockholders agreement and related lock-up and dribble-out restrictions that would be applicable to holders.

On March 20, 2026, in light of the parties’ ongoing negotiation of the share purchase agreement and the approaching expiry of the exclusivity period under the LOI, the Company and Ryzon executed a letter amending the LOI to (i) extend the exclusivity period to April 15, 2026, and (ii) revise the proposed escrow arrangements, reducing the escrow amount from 25% to 10% of the consideration and shortening the escrow period from 24 months to 18 months, with 50% of the escrowed consideration to be released 12 months after closing and the balance released 18 months after closing (the “LOI Extension”).

Following execution of the LOI Extension, the Company sent an updated draft of the share purchase agreement reflecting such revisions to Ryzon on March 24, 2026. Ryzon sent a preliminary set of issues that it had to the draft share purchase agreement on March 25, 2026, and the Company sent a further revised draft of the share purchase agreement to Ryzon on April 11, 2026, reflecting its response to Ryzon’s issues list.

As the revised LOI exclusivity deadline approached, the parties recognized that certain diligence items, principally relating to Tanzanian regulatory approvals, financial information for the target entities, and confirmation of the release of certain encumbrances, would not be fully resolved by the anticipated signing date. Rather than further delaying execution of the share purchase agreement, the Company and Ryzon agreed to proceed to signing on the basis that the outstanding diligence items would continue to be addressed following signing, and the parties added a condition to the share purchase agreement extending the diligence period beyond the date of signing and prior to completion and a termination right permitting the Company to terminate the share purchase agreement in certain circumstances if its counsel’s due diligence report identified matters that the Company reasonably determined were materially adverse to the Business, the Target Group or the Tenements.

Ryzon sent minor comments to the draft share purchase agreement on April 14, 2026, at which time the share purchase agreement was substantively agreed. On April 15, 2026, the Board convened a meeting and, after reviewing the terms of the proposed share purchase agreement and related transaction documents and considering the factors described under the section titled “Our Board’s Reasons for the Approval of the Transaction and the Share Issuance,” the Board unanimously approved the Transaction and authorized the Company’s officers to finalize and execute the share purchase agreement and related transaction documents.

On April 20, 2026, the Company, through its wholly owned subsidiary SOWG Tanzania Inc. (the Buyer), Ryzon, Uranex, Magnis Tech and Uranex ESIP Pty Limited executed the Share Purchase Agreement, providing for the Company’s acquisition of all of the issued and outstanding shares of Uranex and Magnis Tech in consideration for the issuance of shares of the Company’s Common Stock with an aggregate value of up to AUD$150,000,000 (less the items to be deducted in the section titled “The Share Issuance”), of which shares of the Company’s Common Stock with an aggregate value of up to AUD$15,000,000 are to be issuable following Closing in settlement of contingent value rights issued to Ryzon. Following execution of the Share Purchase Agreement, the Company and Ryzon continued to work toward satisfaction of the conditions to Closing, including Tanzanian and Australian regulatory approvals, release of encumbrances, and preparation of the financial statements and other disclosure materials required for this Information Statement.

Our Board’s Reasons for the Approval of the Transaction and the Share Issuance

In evaluating and approving the Transaction, the Board consulted with the Company’s management and its legal, accounting and other advisors. In reaching its determination that the Share Purchase Agreement and the transactions contemplated thereby were advisable, fair to, and in the best interests of, the Company and its stockholders, the Board considered a number of factors, including those described below. This discussion of the factors considered by the Board is not intended to be exhaustive but includes the material factors considered by the Board.

In light of the number and variety of factors considered, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The Board viewed its decision as being based on the totality of the information presented to it, and individual directors may have given different weight to different factors.

The Board considered the following material factors, among others, as generally supporting its decision to approve the Share Purchase Agreement and the Transaction:

●	Strategic access to the Nachu Graphite Project. The Board considered the opportunity to acquire, through the Company’s acquisition of Uranex and Magnis Tech, the interests in the Nachu Graphite Project, a mineral asset that is distinct from the Company’s existing food products business and that could provide a platform for long-term value creation.

●	Use of equity consideration and preservation of cash. The Board considered that the consideration under the Share Purchase Agreement is structured principally through the issuance of shares of the Company’s Common Stock and contingent value rights (which are in turn to be settled in shares of the Company’s Common Stock) rather than cash, which the Board believed would preserve the Company’s cash resources.

●	Adjustment for net debt. The Board considered that the share consideration to be issuable in the Transaction would be adjusted for any debt of the Target Group at Closing and that the delivery of Consideration Shares to the Lenders and the Brokers and the indemnity for pre-Closing taxes of the Target Group would protect the value of the Tanzanian Subsidiaries shares being acquired.

●	Due diligence process. The Board considered the scope and duration of the due diligence conducted by the Company and its advisors from the granting of data room access on February 24, 2026 through, and subsequent to, the signing of the Share Purchase Agreement on April 15, 2026, including legal, financial, technical and regulatory diligence conducted with the assistance of the Company’s Tanzanian and Australian counsel.

●	Framework for post-signing diligence completion. The Board considered that, notwithstanding that certain diligence items remained outstanding as of signing, the Agreement includes a negotiated condition extending the diligence period beyond signing and prior to completion, which the Board believed provided an appropriate mechanism to allow the parties to sign the Agreement promptly following the expiration of the extended LOI exclusivity period while preserving the Company’s ability to complete its diligence review before completion.

●	Indemnification and escrow terms. The Board considered its right to indemnification from Ryzon on the terms and subject to the limitations described above and secured by the Escrow Shares in the event adverse matters regarding the Tanzanian Subsidiaries, the Business or the Tenements came to light following the Closing.

●	Mechanics for distribution of Consideration Shares to Ryzon shareholders. The Board considered the extensive negotiations concerning the manner in which the Company’s Common Stock issued as consideration would potentially be distributed ultimately to Ryzon’s shareholders following completion, including the terms of the proposed stockholders agreement and associated lock-up and dribble-out restrictions, and believed that these arrangements were designed to mitigate potential market impact from the issuance or any resulting overhang.

●	Regulatory and completion framework. The Board considered the conditions precedent negotiated in the Share Purchase Agreement, including required Tanzanian Mining Commission approval, Fair Competition Commission clearance, release of encumbrances, and Nasdaq listing approval for the Consideration Shares, which the Board believed provided an appropriate framework to manage transaction risk prior to completion.

●	Experience of advisors and multi-jurisdictional coordination. The Board considered that the transaction involved U.S., Canadian, Australian and Tanzanian legal and regulatory matters, and that the Company had engaged counsel experienced in each relevant jurisdiction, including Tanzanian and Australian counsel engaged by Ryzon on February 18, 2026, to assist in managing execution and completion risk.

●	Management recommendation and transaction process. The Board considered the recommendation of management, the course of negotiations with Ryzon from the initial call on January 8, 2026, through execution of the Share Purchase Agreement on April 20, 2026, and the concessions obtained by the Company during that process.

●	Ability to manage concurrent strategic initiatives. The Board considered that the Company was able to progress the Ryzon negotiations in a disciplined manner notwithstanding that the Company’s management and advisors were concurrently negotiating and completing the Lazar and Trea Grove Transactions, and that the Company’s resources were adequate to manage both workstreams.

●	Potential long-term value creation. The Board considered the possibility that, if the Transaction is completed and the Nachu Graphite Project can be advanced successfully, the Company may have improved long-term growth opportunities and a more diversified strategic profile.

The Board also considered a number of uncertainties, risks and other potentially negative factors, including, but not limited to, the following:

●	Outstanding diligence items at signing. The Board considered the risk that diligence items not resolved as of the April 20, 2026 signing date, including certain Tanzanian regulatory and financial matters, might reveal issues affecting the value of the Nachu Graphite Project or the Company’s ability to complete the transaction on the anticipated terms and that the termination right negotiated by the Company to address this extended timeline for due diligence may be difficult for the Company to exercise in practice, since the Transaction would be likely to have been publicly announced by the time of any such exercise.

●	Worsened escrow terms. The Board considered that, pursuant to the March 15, 2026, amendment to the LOI, Ryzon negotiated a reduction in the escrow securing its indemnification obligations from 25% to 10% of the consideration and a shortened escrow period from 24 months to 18 months.

●	Completion risk. The Board considered the risk that one or more conditions to completion may not be satisfied or waived, including Tanzanian Mining Commission and Fair Competition Commission approvals, release of encumbrances, and Nasdaq listing approval.

●	Regulatory and jurisdictional risk. The Board considered the risks of operating through Tanzanian subsidiaries, including title, tenement, tax and local law compliance risks.

●	Dilution to existing stockholders. The Board considered that the issuance of Common Stock as consideration, including any shares issuable in respect of the contingent value rights, would dilute existing stockholders, which could adversely impact the market price of our Common Stock.

●	Integration and execution risk. The Board considered that the Transaction involves a business and asset profile materially different from the Company’s existing operations, and that integrating and advancing the Nachu Graphite Project would require additional expertise, personnel and financing.

●	Transaction expense and diversion of management attention. The Board considered the substantial legal, accounting, regulatory and advisory costs associated with the transaction, and the fact that management attention devoted to the Ryzon transaction was, at times, shared with the concurrent Lazar and Trea Grove Transactions.

●	Interests of certain persons. The Board considered that certain directors, officers, major stockholders or affiliates of the Company may have interests in the Transaction that differ from, or are in addition to, the interests of other stockholders generally, and considered such interests in evaluating the Transaction.

●	Risk related to the development of the Nachu Graphite Project. The development of the Nachu Graphite Project will require substantial amounts of funds and involve significant financial risks. The economic feasibility of development of the project depends upon many factors, including capital and operating costs, resources to funds for such costs, the accuracy of mineral reserve and mineral resource estimates, government regulations and permits, and reliable infrastructure.

After considering the foregoing factors, including the potentially negative factors, and after consultation with management and the Company’s advisors, the Board determined that the Share Purchase Agreement and the Transaction were advisable, fair to, and in the best interests of, the Company and its stockholders. Accordingly, on April 15, 2026, the Board unanimously approved the Agreement, the related transaction documents and the transactions contemplated thereby. The Board’s determination and approval described above relate to the Share Purchase Agreement and the Transaction as contemplated thereby. The Board is currently evaluating alternatives to the proposed acquisition, including proceeding under the Share Purchase Agreement in its current form, amending the Share Purchase Agreement, implementing the acquisition through a subscription for newly issued shares of the Tanzanian Subsidiaries or the capitalization of indebtedness, acquiring assets rather than shares, restructuring the form, amount, allocation or timing of the consideration, issuing one or more series of preferred stock convertible into Common Stock, and declining to proceed with the Transaction. The Board has reserved the right to approve any Alternative Structure or amendment that it determines to be advisable, fair to, and in the best interests of the Company and its stockholders, or to determine not to proceed with the Transaction.

Total Shares of Common Stock to be Issued in the Transaction

As a result of the Transaction, if the maximum number of shares of Common Stock is issued pursuant to the Share Purchase Agreement (a) our current shareholders will own approximately 47.5% of our outstanding shares of Common Stock, on a fully diluted basis, and (b) Ryzon, the Lenders and the Broker will own approximately 52.5% of our outstanding shares of Common Stock, on a fully diluted basis, in each case, based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 22,276,676 shares of Common Stock that may be issued following the Closing is issued to Ryzon pursuant to the Share Purchase Agreement (a) our current shareholders will own approximately 100% of our outstanding shares of Common Stock on a fully diluted basis, and (b) Ryzon, the Lenders and the Broker will own approximately 0% of our outstanding shares of Common Stock on a fully diluted basis, in each case based on the number of shares of Common Stock issued and outstanding, on a fully diluted basis, as of the Record Date. Because we would be issuing 20% or more of the outstanding shares of Common Stock in connection with the Transaction, we are required to obtain stockholder approval of such issuance pursuant to the applicable provisions of Nasdaq Listing Rule 5635.

Appraisal Rights

Appraisal rights are not available to holders of Common Stock in connection with the Transaction.

Accounting and Tax Treatment

The Transaction will be accounted for using the acquisition method of accounting for business combinations with the Company being treated as the acquirer. The Transaction will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information presented elsewhere in this Information Statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the Closing, will be revised as additional information becomes available upon the Closing and finalization of the valuation of the Tanzanian Subsidiaries’ assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of the Tanzanian Subsidiaries as of the Closing Date of the Transaction.

For U.S. federal income tax purposes, we expect to treat the Transaction as a taxable sale of the assets of the Tanzanian Subsidiaries to Sow Good in exchange for the Share Issuance.

INFORMATION ABOUT THE PARTIES

Sow Good Inc.

Sow Good is a Nasdaq-listed company operating a consumer packaged goods business focused on freeze-dried candy and snack products. Following the closing of the Transaction, the Company will operate in a separate segment from the consumer packaged goods business as a critical minerals developer and battery anode materials company through the acquisition of the Nachu Graphite Project in Tanzania.

Our Common Stock is listed on Nasdaq under the ticker symbol “SOWG.”

The mailing address of our principal executive office is 433 Broadway, Unit 216 New York, NY 10013 and our telephone number is: (908) 693-9488.

Ryzon and The Tanzanian Subsidiaries

Ryzon is a vertically integrated lithium-ion battery technology and materials company in the lithium-ion battery supply chain. The Tanzanian Subsidiaries are the sole holders of the Nachu Graphite Project, an advanced-stage graphite development asset located in the Ruangwa District, Lindi Region of Southern Tanzania.

The mailing address of Ryzon is Suite 11.01 1 Castlereagh St., Sydney NSW 2000 Australia.

For more information, see the section titled “Cautionary Statement Regarding Mineral Reserve and Resource Estimates.”

The Nachu Graphite Project

The Nachu Graphite Project is an advanced-stage, open-pit graphite development project that is fully permitted and located approximately 20 km from the town of Ruangwa in the Lindi Region of Southern Tanzania, and approximately 220 km by road from the deep-water port of Mtwara. The project is at the advanced development stage, having completed a bankable feasibility study, secured all principal mining and environmental permits, and obtained a Special Economic Zone license, but has not commenced construction or production to date. The 2022 BFS Update prepared by Ausenco Services Pty Ltd and other consultants under the JORC Code reports that the Nachu Graphite Project hosts a global mineral resource of 174 million tonnes at 5.4% total graphitic carbon (“TGC”) and an ore reserve of 76 million tonnes at 4.8% TGC. The project is designed to process 5 million tonnes per year of run-of-mine ore through a conventional crushing, grinding, and flotation circuit to produce approximately 236,000 tonnes per year of graphite concentrate at 98.5%–99.0% TGC purity — without chemical purification. The Nachu Graphite Project was originally developed by Magnis Energy Technologies Ltd (ASX: MNS), which subsequently changed its name to Ryzon Materials Ltd. The Company is aware that Magnis Energy Technologies received certain adverse media coverage during its ASX-listed tenure. The Company’s decision to proceed with the Transaction is based on its evaluation of the underlying asset, the technical work completed to date (subject to verification under Regulation S-K 1300 promulgated under the Exchange Act), and the commercial arrangements in place, rather than the corporate history of prior holders.

For more information, see “Risk Factors — The Tanzanian Subsidiaries” public filings are subject to Australian disclosure standards, which differ from SEC disclosure requirements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE ACQUIRED COMPANIES

This Management’s Discussion and Analysis (“MD&A”) contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. In some cases, these statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “should,” “will,” and “would,” or the negative thereof or other comparable terminology. Forward-looking statements include, but are not limited to, statements regarding the Company’s mineral exploration and evaluation activities in the United Republic of Tanzania, the Company’s ability to obtain sufficient financing to continue operations, the continued financial support of the Company’s parent and related parties, and our liquidity and capital resources. Forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: risks related to the exploration and evaluation of mineral tenements; the Company’s dependence on related-party financing and the continued financial support of its parent company, Ryzon Materials Ltd; the Company’s ability to identify economically recoverable mineral reserves; regulatory and permitting risks in Tanzania; and other factors. Actual results may differ materially from those anticipated. All financial information presented in this section is presented in United States dollars. References to “$” or “dollars” each refer to the United States dollar.

Uranex (Tanzania) Limited

Executive Overview

Uranex (Tanzania) Limited (“UTL,” the “Company,” “we,” “us,” or “our”) is a limited liability company incorporated in the United Republic of Tanzania under the Companies Act, 2002. We are engaged in the exploration and evaluation of mineral tenements in Tanzania, including the development of the Nachu graphite project, which has proven and probable ore reserves of 76 million tonnes at 4.8% total graphitic carbon. The Company is a subsidiary of Ryzon Materials Ltd, an Australian public company, which holds two of the Company’s three issued ordinary shares, with the remaining share held by Uranex ESIP Pty Limited. As of June 30, 2025, the Company remains in the exploration and evaluation stage and has not yet commenced production. The Company’s principal non-current asset is a development asset of $5,269,580, representing capitalized compensation and resettlement expenditure incurred by, or on behalf of, the entity in relation to areas of interest in which construction or development has commenced related to the Nachu Graphite Project. Consolidated financial statements, including audited financials for the year ended June 30, 2025 and unaudited financials for the quarter and nine months ended March 31, 2026, are attached hereto as Annex B.

During the year ended June 30, 2025, the Company generated other income of $587,482 (2024: $128,764), consisting primarily of unrealized foreign exchange gains, and recorded a net loss of $490,715, compared to a net loss of $2,023,033 for the year ended June 30, 2024. Operating expenses decreased to $1,078,197 (2025) from $2,151,797 (2024), a reduction of $1,073,600 or 49.9%. We continue to fund our operations primarily through related-party financing arrangements. Our ability to continue as a going concern is dependent upon the continued financial support of our parent company, Ryzon Materials Ltd, which has confirmed that it will ensure that the Company is properly financed at all times and will not demand repayment of amounts advanced in a manner that would jeopardize the Company’s objectives.

Key Factors Affecting Our Performance and Financial Condition

Exploration Stage Status

The Company is engaged in the exploration, evaluation, and development of the Nachu Graphite Project in Tanzania. This exploration and development-stage status is the single most defining factor shaping the Company’s financial results. The Company has not yet commenced production. Other income for the year ended June 30, 2025 was $587,482 (2024: $128,764), consisting primarily of unrealized foreign exchange gains on the Company’s AUD-denominated related-party loan from Ryzon Materials Ltd. Operating expenses for the year ended June 30, 2025 were $1,078,197, compared to $2,151,797 for the year ended June 30, 2024, producing a net loss of $490,715 and $2,023,033, respectively. The decrease in operating expenses of approximately $1,073,600 was driven primarily by reductions in (i) exploration and evaluation expenditures of $315,286 (2025) compared to $788,904 (2024), (ii) consultant costs of $476,655 (2025) compared to $610,543 (2024), (iii) employee costs of $100,801 (2025) compared to $210,638 (2024), and (iv) other expenses of $90,769 (2025) compared to $221,737 (2024). As of June 30, 2025, the Company’s total assets were $5,558,193, consisting primarily of a development asset of $5,269,580, a right-of-use asset of $84,305, property and equipment of $2,974, amounts due from a related party of $187,590, and bank balances of $21,505, compared to total assets of $5,766,944 as of June 30, 2024. The Company’s total liabilities exceeded its total assets by $49,822,414 as of June 30, 2025. Until the Company commences commercial production, operating losses are expected to remain the dominant driver of the Company’s financial performance.

Exploration and Evaluation Risk

The Company’s Nachu graphite project has proven and probable ore reserves of 76 million tonnes at 4.8% total graphitic carbon, sufficient for an initial mine life of 15 years. The Nachu Project is a coarse flake graphite operation, designed to treat 5 Mt/y run of mine ore. Notwithstanding these reserves, the Company’s mineral tenements remain at an early stage of development. There can be no assurance that the exploration and development activities will result in the commencement of economically viable commercial production. The Company’s ability to realize value from its activities is dependent upon, among other things, the successful development of commercially viable mineral deposits, the ability to obtain all necessary permits and regulatory approvals, and the availability of sufficient financing. The costs incurred in discovering and evaluating these resources are expensed as incurred. Compensation and resettlement expenditure incurred has been capitalized as a development asset, which had a carrying value of $5,269,580 as of June 30, 2025, compared to $5,262,127 as of June 30, 2024. If the Company is unable to progress development, the carrying value of its development asset may be subject to impairment, which could have a material adverse effect on the Company’s financial position. No impairment charges were recognized during the years ended June 30, 2025 or June 30, 2024.

Dependence on Related-Party Financing

Given the exploration and development-stage status, the Company has been primarily dependent on related-party financing to fund its operations. As of June 30, 2025, the Company had the following material related-party balances: (i) a loan due to Ryzon Materials Ltd of $54,143,025, which decreased from $54,165,943 at June 30, 2024, reflecting additional borrowings received of $562,755 offset by unrealized foreign exchange gains of $585,673; and (ii) an amount due from Magnis Technologies (Tanzania) Limited (“MTTL”), a related party, of $187,590, which increased from $43,933 at June 30, 2024 following additional advances of $143,657 provided to MTTL during the year. The loan from Ryzon Materials Ltd and the amount due from MTTL are unsecured, interest-free, and have no specified repayment terms. The parent company has confirmed that it will not demand repayment of amounts advanced to the Company in a manner that would jeopardize the Company’s objectives. The Company does not currently incur interest expense on its related-party loan from Ryzon, although the AUD-denominated loan balance is subject to material unrealized foreign exchange movements as a result of fluctuations in the USD/AUD exchange rate. The Company’s continued ability to fund operations remains dependent on the willingness and ability of its parent and related parties to continue providing financial support.

Foreign Currency Exposure

The Company’s functional and presentation currency is the United States Dollar (USD). The Company’s most significant foreign currency exposure arises from the loan due to Ryzon Materials Ltd, which is denominated in Australian Dollars (AUD). As a result, fluctuations in the USD/AUD exchange rate give rise to unrealized foreign exchange gains or losses that are recognized in the statement of profit or loss. During the year ended June 30, 2025, the Company recognized unrealized foreign exchange gains of $585,673 (2024: $107,675) and realized exchange gains of $1,809 (2024: $3,020), which were recorded in other income. The Company manages foreign currency risk on its other financial arrangements by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies. However, the Company’s reported results remain subject to material exchange rate volatility arising from the translation of the AUD-denominated related-party loan.

Recent Developments

Continued Related-Party Support

Subsequent to June 30, 2025, the directors are not aware of any matter or circumstance arising since the end of the reporting period that significantly affects the financial position of the Company or the results of its operations. The Company’s parent, Ryzon Materials Ltd, has confirmed its continued commitment to providing financial support to the Company as needed to fund ongoing exploration, development, and operational activities. The directors have obtained approval for the funding strategy of the Company covering current liabilities as well as funding for the foreseeable future.

Results of Operations

Year Ended June 30, 2025 Compared to Year Ended June 30, 2024

The following table sets forth our results of operations for the years ended June 30, 2025 and 2024:

	Year Ended June 30,		Change
(in U.S. dollars)	2025	2024	($)	(%)
Other income	$587,482	$128,764	$458,718	356.3
Operating expenses	(1,078,197)	(2,151,797)	1,073,600	(49.9)
Loss before income tax	(490,715)	(2,023,033)	1,532,318	(75.7)
Income tax expense	-	-	-	-
Net loss	$(490,715)	$(2,023,033)	$1,532,318	(75.7)%
Other comprehensive income	-	-	-	-

Operating Expenses

Operating expenses decreased by $1,073,600, or 49.9%, to $1,078,197 for the year ended June 30, 2025, from $2,151,797 for the year ended June 30, 2024. The Company does not generate revenue as it remains in the exploration and development stage. Other income of $587,482 was recognized in 2025 (2024: $128,764), consisting primarily of unrealized foreign exchange gains on the Company’s AUD-denominated loan from Ryzon Materials Ltd. The significant decrease in operating expenses was driven by: (i) consultant costs of $476,655 (2025) compared to $610,543 (2024); (ii) exploration and evaluation expenditures of $315,286 (2025) compared to $788,904 (2024); (iii) employee costs of $100,801 (2025) compared to $210,638 (2024); (iv) other expenses of $90,769 (2025) compared to $221,737 (2024); (v) depreciation of $50,888 (2025) compared to $58,549 (2024); (vi) vehicle expenses of $18,599 (2025) compared to $81,447 (2024); (vii) audit fees of $15,600 (2025) compared to $10,689 (2024); (viii) interest on lease liability of $9,509 (2025) compared to $11,454 (2024); (ix) travel of $5,834 (2025) compared to $33,305 (2024); and (x) accounting and tax of $1,000 (2025) compared to $23,881 (2024).

Income Tax

No income tax expense was recognized for the years ended June 30, 2025 or June 30, 2024, as the Company is yet to commence production and therefore has generated no taxable income. The Company’s statutory income tax rate is 30%. The Company has accumulated net deductible temporary differences of $13,083,837, including tax losses carried forward of $14,076,364, for which no deferred tax asset has been recognized, as it is not yet probable that future taxable profits will be available against which the temporary differences can be utilized.

Net Loss

Net loss decreased to $490,715 for the year ended June 30, 2025, from $2,023,033 for the year ended June 30, 2024, a decrease of $1,532,318, or 75.7%. The decrease was driven by the reduction in operating expenses discussed above, partially offset by higher other income of $587,482 (2025) compared to $128,764 (2024), primarily from unrealized foreign exchange gains. The Company remains in a net deficit position and, as of June 30, 2025, the Company’s total liabilities exceeded its total assets by $49,822,414, compared to a deficit of $49,331,699 as of June 30, 2024. The Company did not generate any revenue in either period and expects to continue reporting net losses until the Nachu graphite project progresses to commercial production.

Nine Months Ended March 31, 2026 Compared to Nine Months Ended March 31, 2025

The following table sets forth our results of operations for the nine months ended March 31, 2026 and 2025:

	Nine Months Ended March 31,		Change
(in U.S. dollars)	2026	2025	($)	(%)
Other income	$-	$2,812,048	$(2,812,048)	(100.0)
Operating expenses	(3,825,617)	(827,562)	$(2,998,055)	362.3
Loss before income tax	(3,825,617)	1,984,486	$(5,810,103)	(292.7)
Income tax expense	-	-	-	-
Net loss	$(3,825,617)	$1,984,486	$(5,810,103)	(292.7)%
Other comprehensive income	-	-	-	-

Operating Expenses

Operating expenses were $3,825,617 for the nine months ended March 31, 2026, compared to $827,562 for the nine months ended March 31, 2025, an increase of $2,998,055, or 362.3%. No other income was recorded for the nine months ended March 31, 2026, compared to other income of $2,812,048 for the nine months ended March 31, 2025, which consisted primarily of unrealized foreign exchange gains. The significant increase in operating expenses for the nine months ended March 31, 2026 was driven principally by unrealized foreign exchange losses of $2,961,104 (2025: $nil), reflecting adverse movements in the USD/AUD exchange rate on the Company’s AUD-denominated loan from Ryzon Materials Ltd. Other significant operating expenses for the nine months ended March 31, 2026 included: (i) consultant costs of $457,554 (2025: $381,792); (ii) exploration and evaluation expenditures of $264,054 (2025: $264,577); (iii) legal costs of $44,907 (2025: $nil); (iv) accounting and tax of $24,488 (2025: $nil); (v) employee costs of $25,108 (2025: $48,748); (vi) depreciation of $23,081 (2025: $40,909); (vii) interest on lease liability of $3,730 (2025: $7,837); and (viii) other expenses of $7,626 (2025: $30,846).

Income Tax

No income tax expense was recognized for the nine months ended March 31, 2026 or March 31, 2025, as the Company has not yet commenced production and therefore has generated no taxable income.

Net Loss

Net loss was $3,825,617 for the nine months ended March 31, 2026, compared to net income of $1,984,486 for the nine months ended March 31, 2025, a change of $5,810,103. The swing from a net profit position to a net loss was driven principally by unrealized foreign exchange losses of $2,961,104 recorded in operating expenses for the nine months ended March 31, 2026, compared to unrealized foreign exchange gains of $2,812,048 recorded in other income for the nine months ended March 31, 2025, reflecting the reversal of favorable USD/AUD exchange rate movements in the prior comparable period. As of March 31, 2026, the Company’s total liabilities exceeded its total assets by $53,648,031, compared to a deficit of $49,822,414 as of June 30, 2025. The Company did not generate any revenue in either period and expects to continue reporting net losses until the Nachu graphite project progresses to commercial production.

Liquidity and Capital Resources

Overview

As of June 30, 2025, we had cash and bank balances of $21,505, compared to $9,810 as of June 30, 2024. As of March 31, 2026, our cash and bank balances had increased to $75,728, compared to $8,769 as of March 31, 2025. The Company does not currently generate cash flows from operations and is primarily dependent on related-party financing from Ryzon Materials Ltd to fund its exploration, development, and administrative costs. For the nine months ended March 31, 2026, net cash used in operating activities was $1,175,056, compared to $245,040 for the nine months ended March 31, 2025. Net cash provided by financing activities was $1,230,500 for the nine months ended March 31, 2026, compared to $244,000 for the nine months ended March 31, 2025, resulting in a net increase in cash and cash equivalents of $54,223 during the nine months ended March 31, 2026, compared to a decrease of $1,040 for the nine months ended March 31, 2025. Our ability to continue as a going concern is dependent upon the continued financial support of our parent company, Ryzon Materials Ltd, which has confirmed its commitment to providing the financial support necessary for the Company to continue operating and meet its obligations as they fall due. The directors have obtained approval for the funding strategy of the Company covering current liabilities as well as funding for the foreseeable future.

Cash Flows

The following table summarizes our cash flows for the years ended June 30, 2025 and 2024:

	Year Ended June 30,
(All figures in U.S. dollars)	2025	2024
Net cash used in operating activities	$(523,596)	$(1,284,180)
Net cash used in investing activities	$(73)	$(122,983)
Net cash provided by financing activities	$535,364	$1,148,783
Increase/(Decrease) in cash and cash equivalents	$11,695	$(258,380)

The following table summarizes our cash flows for the nine months ended March 31, 2026 and 2025:

	Nine Months Ended
(All figures in U.S. dollars)	March 31, 2026	March 31, 2026
Net cash used in operating activities	$(1,175,056)	$(245,040)
Net cash used in investing activities	$(1,221)	$-
Net cash provided by financing activities	$1,230,500	$244,000
Increase/(Decrease) in cash and cash equivalents	$54,223	$(1,040)

Operating Activities

Net cash used in operating activities was $523,596 for the year ended June 30, 2025, compared to $1,284,180 for the year ended June 30, 2024, a decrease of $760,584. The decrease in cash used in operating activities was driven by the smaller net loss of $490,715 in 2025 compared to $2,023,033 in 2024, adjusted for non-cash items including depreciation of $50,888 (2024: $58,549), interest on right-of-use asset of $17,367 (2024: $11,454), and unrealized foreign exchange gains of $587,482 (2024: $107,675). Working capital movements included an increase in trade and other receivables of $313,287, an increase in amounts due from a related party of $143,657, and an increase in trade and other payables of $316,716 (2024: $774,312). For the nine months ended March 31, 2026, net cash used in operating activities was $1,175,056, compared to $245,040 for the nine months ended March 31, 2025, an increase of $930,016. The increase was driven by the net loss of $3,825,617 for the nine months ended March 31, 2026 compared to a net profit of $1,984,486 in the prior comparable period, partially offset by non-cash unrealized foreign exchange losses of $2,961,169 (2025: gains of $2,810,480) and working capital movements.

Investing Activities

Net cash used in investing activities was $73 for the year ended June 30, 2025, relating to additions to development assets, compared to $122,983 for the year ended June 30, 2024, which also related to additions to the Company’s development asset (Nachu Graphite Project). For the nine months ended March 31, 2026, net cash used in investing activities was $1,221, relating to development asset additions, compared to $nil for the nine months ended March 31, 2025.

Financing Activities

Net cash provided by financing activities was $535,364 for the year ended June 30, 2025, compared to $1,148,783 for the year ended June 30, 2024. In both periods, financing cash inflows consisted of proceeds from loans due to related parties of $562,755 (2025) and $1,184,783 (2024), partially offset by lease financing repayments of $27,391 (2025) and $36,000 (2024). For the nine months ended March 31, 2026, net cash provided by financing activities was $1,230,500, compared to $244,000 for the nine months ended March 31, 2025. Financing activities for the nine months ended March 31, 2026 consisted of proceeds from related-party loans of $1,269,500, partially offset by lease financing repayments of $39,000.

Effect of Exchange Rate Changes on Cash

The Company’s functional currency is the U.S. dollar. The effect of foreign exchange movements on cash and cash equivalents was not material during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026 or March 31, 2025. However, as discussed above, the Company’s AUD-denominated loan from Ryzon Materials Ltd gives rise to material unrealized foreign exchange gains and losses in the statement of profit or loss.

Related-Party Financing Obligations

The following summarizes the Company’s material financing obligations as of June 30, 2025 and as of March 31, 2026:

Loan from Ryzon Materials Ltd

As of June 30, 2025, the Company had a loan due to its parent company, Ryzon Materials Ltd, with an outstanding balance of $54,143,025. The loan had an opening balance of $54,165,943 at July 1, 2024, with additional borrowings of $562,755 received during the year ended June 30, 2025, offset by unrealized foreign exchange gains of $585,673 arising from the translation of the AUD-denominated loan at period-end exchange rates, bringing the closing balance to $54,143,025. As of March 31, 2026, the loan balance had increased to $58,369,113, reflecting additional borrowings of $1,269,500 and unrealized foreign exchange losses of $2,956,588 during the nine months then ended. The loan is unsecured, interest-free, and has no specified repayment terms. The parent company has confirmed that it will not demand repayment of amounts advanced in a manner that would jeopardize the Company’s objectives.

Amount Due from Magnis Technologies (Tanzania) Limited

As of June 30, 2025, the Company had an amount due from Magnis Technologies (Tanzania) Limited (“MTTL”), a related party, with an outstanding balance of $187,590. The balance had an opening amount of $43,933 at July 1, 2024, with additional advances of $143,657 provided to MTTL during the year ended June 30, 2025, bringing the closing balance to $187,590. As of March 31, 2026, the amount due from MTTL had increased to $368,171, following additional advances of $180,581 provided during the nine months then ended. The amount due from MTTL is unsecured, interest-free, and has no specified repayment terms.

Lease Liability

As of June 30, 2025, the Company had a lease liability of $91,588, compared to $118,979 as of June 30, 2024, reflecting payments of $27,391 during the year. The corresponding right-of-use asset had a carrying value of $84,305 as of June 30, 2025, compared to $115,392 as of June 30, 2024, after depreciation of $62,563 during the year (of which $31,087 related to the right-of-use asset and $19,801 related to property and equipment). Depreciation on the right-of-use asset of $20,106 and interest on the lease liability of $3,730 were recognized in operating expenses during the nine months ended March 31, 2026. As of March 31, 2026, the lease liability was $56,318, and the right-of-use asset was $64,199.

Capital Expenditures

The Company did not make any material capital expenditures during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026. The Company’s principal non-current assets as of June 30, 2025 are a development asset of $5,269,580, representing capitalized compensation and resettlement expenditures related to the Nachu Graphite Project, a right-of-use asset of $84,305, and property and equipment of $2,974. As of March 31, 2026, the development asset was $5,270,590, the right-of-use asset was $64,199, and property and equipment had been fully depreciated to $nil (land and plots of $7,382 remained). The Company’s future capital expenditure requirements will depend upon the results of its ongoing exploration and development activities and the progression of the Nachu Graphite Project toward commercial production.

Known Trends, Events, and Uncertainties

The following are known trends, events, and uncertainties that we reasonably expect to have a material effect on our financial condition, results of operations, or liquidity. The discussion below reflects conditions as of and for the year ended June 30, 2025, as updated for the nine months ended March 31, 2026, where applicable:

Exploration-Stage Execution Risk

As of June 30, 2025, the Company remains in the exploration and development stage and has not yet commenced commercial production. The Company’s Nachu graphite project has proven and probable reserves, but further expenditure will be required to progress the project to commercial production. Until production commences, the Company will continue to generate losses and be dependent upon related-party financing. There can be no assurance that exploration and development activities will result in the commencement of economically viable commercial production. As of March 31, 2026, the Company continued in the exploration and development stage, with total assets of $5,771,847, consisting primarily of a development asset of $5,270,590 and a right-of-use asset of $64,199. The Company recorded a net loss of $3,825,617 for the nine months ended March 31, 2026, driven largely by unrealized foreign exchange losses of $2,961,104.

Foreign Currency Exposure

The Company’s functional and presentation currency is the U.S. dollar. The Company’s most significant foreign currency exposure arises from the loan due to Ryzon Materials Ltd, which is denominated in Australian Dollars (AUD). During the year ended June 30, 2025, unrealized foreign exchange gains of $585,673 were recognized in other income (2024: $107,675). During the nine months ended March 31, 2026, unrealized foreign exchange losses of $2,961,104 were recognized in operating expenses, compared to unrealized foreign exchange gains of $2,810,480 recognized in other income for the nine months ended March 31, 2025. The Company’s reported results are subject to material exchange rate volatility arising from the translation of this AUD-denominated loan.

Going Concern and Financing Risk

As of June 30, 2025, the Company’s total liabilities exceeded its total assets by $49,822,414, and current liabilities of $1,145,994 exceeded current assets of $201,334 by $944,660. Cash and bank balances were $21,505. As of March 31, 2026, the Company’s total liabilities exceeded its total assets by $53,648,031, and cash and bank balances were $75,728. Current liabilities of $994,447 exceeded current assets of $437,057 by $557,390. The Company’s ability to continue as a going concern is dependent upon the continued financial support of Ryzon Materials Ltd. Ryzon Materials Ltd has confirmed its commitment to ensuring that the Company is properly financed at all times and has obtained approval for the funding strategy of the Company. If the parent company is unable or unwilling to continue providing financial support, the Company may be unable to continue its operations.

Regulatory and Permitting Risk

The Company’s exploration, evaluation, and development activities in Tanzania are subject to various regulatory and permitting requirements, including mineral rights, environmental permits, and other governmental approvals. The Company holds Special Mining License (SML550/2015). Changes in the regulatory environment, delays in obtaining necessary permits, or the imposition of additional requirements could adversely affect the Company’s ability to conduct development activities and to progress the Nachu graphite project to commercial production. The Company’s ability to progress from exploration and development to production will depend on its ability to obtain and maintain all necessary regulatory approvals.

Contractual Obligations

The Company’s material obligations as of June 30, 2025 consist of: (a) the loan due to Ryzon Materials Ltd of $54,143,025; (b) an amount due from Magnis Technologies (Tanzania) Limited (an asset) of $187,590; (c) a lease liability of $91,588; (d) trade and other payables of $1,130,436; and (e) provisions of $15,558. As of March 31, 2026, the Company’s material obligations consisted of: (a) the loan due to Ryzon Materials Ltd of $58,369,113; (b) an amount due from Magnis Technologies (Tanzania) Limited (an asset) of $368,171; (c) a lease liability of $56,318; (d) trade and other payables of $978,889; and (e) provisions of $15,558. The related-party loan from Ryzon is unsecured, interest-free, denominated in AUD, and has no specified repayment terms.

Critical Accounting Estimates

Our financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses and related disclosures. We base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. We evaluate our estimates and assumptions on an ongoing basis. Actual results may differ from these estimates. To the extent that there are material differences between these estimates and our actual results, our future financial statements will be affected. Key areas of estimation uncertainty include the assessment of going concern, the recoverability and capitalization of exploration, evaluation, and development expenditures, the measurement of fair values, useful lives and residual values of property and equipment, and the recognition of deferred tax assets. These estimates and the underlying assumptions were applied consistently for the year ended June 30, 2025 and for the nine months ended March 31, 2026. No material changes to the Company’s critical accounting estimates occurred during the nine months ended March 31, 2026.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Currency Exchange Rate Risk

The Company’s functional and presentation currency is the U.S. dollar. The Company’s most significant foreign currency risk exposure arises from its loan due to Ryzon Materials Ltd, which is denominated in Australian Dollars (AUD). Fluctuations in the USD/AUD exchange rate give rise to unrealized foreign exchange gains or losses on the translation of this loan balance at each reporting date. During the year ended June 30, 2025, unrealized foreign exchange gains of $585,673 were recognized (2024: $107,675). During the nine months ended March 31, 2026, unrealized foreign exchange losses of $2,961,104 were recognized. The Company manages foreign exchange risk on its other financial arrangements by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies. The Company does not use derivative financial instruments to hedge foreign currency exposure.

Interest Rate Risk

The Company’s related-party financing obligations are not interest-bearing and therefore the Company is not exposed to cash flow interest rate risk on its borrowings. The Company’s cash balances are not exposed to significant fluctuations in interest rates. These conditions remained unchanged as of March 31, 2026, when the Company’s cash and bank balances were $75,728.

Exploration and Evaluation Risk

The Company is in the exploration and development stage and has not yet commenced commercial production. Although the Nachu graphite project has proven and probable ore reserves, there can be no assurance that the Company will successfully progress the project to commercial production. If the Company’s development activities are unsuccessful, the value of the Company’s development asset could be materially reduced, which would have a material adverse effect on the Company’s financial position and results of operations. No impairment charges were recognized during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026.

Magnis Technologies (Tanzania) Limited

Executive Overview

Magnis Technologies (Tanzania) Limited (“MTTL,” the “Company,” “we,” “us,” or “our”) is a limited liability company incorporated in the United Republic of Tanzania under the Companies Act, 2002. We are engaged in the exploration and evaluation of mineral tenements in Tanzania. The Company is a subsidiary of Ryzon Materials Ltd, an Australian public company, which holds 99 of the Company’s 100 issued ordinary shares. As of June 30, 2025, the Company remains in the exploration and evaluation stage and has not yet commenced production or generated any revenue. Further expenditure will be required to ascertain whether the Company’s mineral tenements contain economically recoverable reserves. Consolidated financial statements, including audited financials for the year ended June 30, 2025 and unaudited financials for the quarter and nine months ended March 31, 2026, are attached hereto as Annex C.

During the year ended June 30, 2025, the Company generated no revenue and recorded a net loss of $305,159, compared to a net loss of $101,513 for the year ended June 30, 2024. We continue to fund our operations entirely through related-party financing arrangements. Our ability to continue as a going concern is dependent upon the continued financial support of our parent company, Ryzon Materials Ltd, which has confirmed that it will ensure that the Company is properly financed at all times and will not demand repayment of amounts advanced in a manner that would jeopardize the Company’s objectives.

Key Factors Affecting Our Performance and Financial Condition

Exploration Stage Status

The Company is engaged in the exploration and evaluation of mineral tenements in Tanzania. This exploration-stage status is the single most defining factor shaping the Company’s financial results. The Company has not yet commenced production and therefore does not generate revenue. As a consequence, operating expenses for the year ended June 30, 2025 were $305,160, compared to $101,513 for the year ended June 30, 2024, producing a net loss of $305,159 and $101,513, respectively. The increase in operating expenses of approximately $203,647 was driven primarily by (i) the recognition of depreciation on a right-of-use asset of $22,926 and interest on a lease liability of $62,180, both arising from a lease arrangement recognized for the first time in the current year, (ii) increased staff costs of $117,414 (2025) compared to $76,030 (2024), (iii) increased consultant costs of $26,315 (2025) compared to $13,355 (2024), and (iv) rent expense of $66,440 recognized in 2025. As of June 30, 2025, the Company’s total assets were $711,146, consisting primarily of a right-of-use asset of $710,717, compared to total assets of $533 as of June 30, 2024. The Company’s total liabilities exceeded its total assets by $503,394 as of June 30, 2025. Until the Company identifies economically recoverable reserves and commences production, operating losses will remain the dominant driver of the Company’s financial performance.

Exploration and Evaluation Risk

The Company’s mineral tenements are at an early stage of exploration and evaluation. There can be no assurance that the exploration activities will result in the identification of economically recoverable mineral reserves. The Company’s ability to realize value from its exploration activities is dependent upon, among other things, the discovery of commercially viable mineral deposits, the ability to obtain all necessary permits and regulatory approvals, and the availability of sufficient financing to fund exploration through to the development stage. If the Company is unable to identify economically recoverable reserves, the carrying value of its exploration and evaluation assets may be subject to impairment, which could have a material adverse effect on the Company’s financial position. No impairment charges were recognized during the years ended June 30, 2025 or June 30, 2024.

Dependence on Related-Party Financing

Given the exploration-stage status, the Company has been entirely dependent on related-party financing to fund its operations. As of June 30, 2025, the Company had the following related-party financing obligations: (i) a loan due to Ryzon Materials Ltd of $87,068, which was unchanged from June 30, 2024; and (ii) an amount due to Uranex (Tanzania) Limited of $187,590, which increased from $43,933 at June 30, 2024 following additional advances of $143,657 received during the year. Both the loan from Ryzon Materials Ltd and the amount due to Uranex (Tanzania) Limited are unsecured, interest-free, and have no specified repayment terms. The parent company has confirmed that it will not demand repayment of amounts advanced to the Company in a manner that would jeopardize the Company’s objectives. The Company does not currently incur interest expense on its related-party financing, which distinguishes its financing cost profile from that of a development-stage company with third-party debt. However, the Company’s continued ability to fund operations remains entirely dependent on the willingness and ability of its parent and related parties to continue providing financial support.

Foreign Currency Exposure

The Company’s functional and presentation currency is the United States Dollar (USD). The Company manages foreign currency risk by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies. As of June 30, 2025, the Company had no material foreign currency exposure, and foreign exchange gains and losses were not material during the years ended June 30, 2025 or June 30, 2024. Although the Company operates in Tanzania, where certain costs may be denominated in Tanzanian Shillings (TZS), the Company’s policy of denominating its financial arrangements in USD significantly mitigates the risk of material exchange rate volatility in its reported results.

Recent Developments

Continued Related-Party Support

Subsequent to June 30, 2025, the directors are not aware of any matter or circumstance arising since the end of the reporting period that significantly affects the financial position of the Company or the results of its operations. The Company’s parent, Ryzon Materials Ltd, has confirmed its continued commitment to providing financial support to the Company as needed to fund ongoing exploration and evaluation activities.

Results of Operations

Year Ended June 30, 2025 Compared to Year Ended June 30, 2024

The following table sets forth our results of operations for the years ended June 30, 2025 and 2024:

	Year Ended June 30,		Change
(in U.S. dollars)	2025	2024	($)	(%)
Other income	$-	$-	$-	-
Operating expenses	(305,160)	(101,513)	(203,647)	200.6
Loss before income tax	(305,160)	(101,513)	(203,647)	200.6
Income tax expense	-	-	-	-
Net loss	$(305,160)	$(101,513)	$(203,647)	(200.6)%
Other comprehensive income	1	-	1	-

Operating Expenses

Operating expenses increased by $203,647, or 200.6%, to $305,160 for the year ended June 30, 2025, from $101,513 for the year ended June 30, 2024. The Company does not generate revenue as it remains in the exploration and evaluation stage. The significant increase in operating expenses was driven by: (i) staff costs of $117,414 (2025) compared to $76,030 (2024), reflecting an increase in personnel supporting exploration activities; (ii) depreciation on a right-of-use asset of $22,926, recognized for the first time in 2025 following the commencement of a lease arrangement; (iii) interest on a lease liability of $62,180, also recognized for the first time in 2025; (iv) rent expense of $66,440, recognized in 2025; (v) consultant costs of $26,315 (2025) compared to $13,355 (2024); and (vi) accounting and audit services of $7,343 (2025) compared to $11,990 (2024), partially offsetting the increases.

Income Tax

No income tax expense was recognized for the years ended June 30, 2025 or June 30, 2024, as the Company has not yet commenced production and therefore has generated no taxable income. The Company has accumulated tax losses carried forward of $59,384, for which no deferred tax asset has been recognized, as it is not yet probable that future taxable profits will be available against which the losses can be utilized.

Net Loss

Net loss increased to $305,159 for the year ended June 30, 2025, from $101,513 for the year ended June 30, 2024, an increase of $203,646, or 200.6%. The increase was driven entirely by the increase in operating expenses discussed above. The Company remains in a net loss position and, as of June 30, 2025, the Company’s total liabilities exceeded its total assets by $503,394, compared to a deficit of $198,236 as of June 30, 2024. The Company did not generate any revenue in either period and expects to continue reporting net losses until mineral exploration activities result in the identification of economically recoverable reserves and the commencement of commercial production.

Nine Months Ended March 31, 2026 Compared to Nine Months Ended March 31, 2025

The following table sets forth our results of operations for the nine months ended March 31, 2026 and 2025:

	Nine Months Ended March 31,		Change
(in U.S. dollars)	2026	2025	($)	(%)
Other income	$-	-	-	-
Operating expenses	(140,287)	(186,718)	46,431	(25)
Loss before income tax	(140,287)	(186,718)	46,431	(25)
Income tax expense	-	-	-	-
Net loss	$(140,287)	(186,718)	43,431	(25)
Other comprehensive income	-	-	-	-

Operating Expenses

Operating expenses were $140,287 for the nine months ended March 31, 2026, compared to $186,716 for the nine months ended March 31, 2025, a change of $46,431, or 25%. The Company does not generate revenue as it remains in the exploration and evaluation stage. Operating expenses for the nine months ended March 31, 2026 consisted of: (i) staff costs of $61,221 compared to $88,166 for the same period in 2025; (ii) interest on a lease liability of $45,736 compared to $46,241 (2025); (iii) depreciation on a right-of-use asset of $17,194 compared to $17,195 for the same period in 2025; (iv) rent expense of $6,735 compared to $3,005 for the same period in 2025; (v) accounting and audit services of $6,600 compared to $5,642 for the same period in 2025; (vi) consultant costs of $2,630 compared to $26,315 for the same period in 2025; and (vii) bank charges of $171 compared to $154 for the same period in 2025.

Income Tax

No income tax expense was recognized for the nine months ended March 31, 2026 or March 31, 2025, as the Company has not yet commenced production and therefore has generated no taxable income.

Net Loss

Net loss was $140,287 for the nine months ended March 31, 2026, compared to $186,718 for the nine months ended March 31, 2025, a change of $46,431, or 25%. The change was driven by the factors discussed in Operating Expenses above. As of March 31, 2026, the Company’s total liabilities exceeded its total assets by $643,681, compared to a deficit of $503,394 as of June 30, 2025. The Company did not generate any revenue in either period and expects to continue reporting net losses until mineral exploration activities result in the identification of economically recoverable reserves and the commencement of commercial production.

Liquidity and Capital Resources

Overview

As of June 30, 2025, we had cash and bank balances of $429, compared to $533 as of June 30, 2024. As of March 31, 2026, our cash and bank balances had further decreased to $257, compared to $379 as of March 31, 2025. The Company does not currently generate cash flows from operations and is entirely dependent on related-party financing to fund its exploration and evaluation activities and administrative costs. For the nine months ended March 31, 2026, net cash used in operating activities was $114,311, compared to $40,368 for the nine months ended March 31, 2025. Net cash provided by financing activities was $114,140 for the nine months ended March 31, 2026, compared to an outflow of $40,523 for the nine months ended March 31, 2025, resulting in a decrease in cash and cash equivalents of $171 during the nine months ended March 31, 2026, compared to a decrease of $155 for the nine months ended March 31, 2025. Our ability to continue as a going concern is dependent upon the continued financial support of our parent company, Ryzon Materials Ltd, which has confirmed its commitment to providing the financial support necessary for the Company to continue operating and meet its obligations as they fall due. The directors have obtained approval for the funding strategy of the Company covering current liabilities as well as funding for the foreseeable future.

Cash Flows

The following table summarizes our cash flows for the years ended June 30, 2025 and 2024:

	Year Ended June 30,
(All figures in U.S. dollars)	2025	2024
Net cash used in operating activities	$(143,763)	$(10,120)
Net cash provided by financing activities	$143,658	$10,000
Decrease in cash and cash equivalents	$(105)	$(120)

The following table summarizes our cash flows for the nine months ended March 31, 2026 and 2025:

	Nine Months Ended
(All figures in U.S. dollars)	March 31, 2026	March 31, 2025
Net cash used in operating activities	$(114,311)	$(40,368)
Net cash provided by financing activities	$114,140	$(40,523)
Decrease in cash and cash equivalents	$(171)	$(155)

Operating Activities

Net cash used in operating activities was $143,763 for the year ended June 30, 2025, compared to $10,120 for the year ended June 30, 2024, an increase of $133,643. The increase in cash used in operating activities was driven by the larger net loss of $305,159 in 2025 compared to $101,513 in 2024, partially offset by an increase in trade and other payables of $142,731 (2025) compared to $66,588 (2024), an increase in amounts due to a related party of $24,805 in 2025, and an increase in provisions of $18,666 in 2025. For the nine months ended March 31, 2026, net cash used in operating activities was $114,311, compared to $40,368 for the nine months ended March 31, 2025, a change of $73,943. Net cash used in operating activities for the nine months ended March 31, 2026 was driven by a net loss of $140,287, partially offset by non-cash items including depreciation of $17,195 and interest on the lease liability of $45,736, and reduced by a decrease in trade and other payables of $36,955.

Investing Activities

The Company had no investing activities during the years ended June 30, 2025 or June 30, 2024. The Company also had no investing activities during the nine months ended March 31, 2026 or March 31, 2025.

Financing Activities

Net cash provided by financing activities was $143,658 for the year ended June 30, 2025, compared to $10,000 for the year ended June 30, 2024. In both periods, financing cash inflows consisted entirely of proceeds from loans due to related parties. The significant increase in 2025 reflects additional advances received from Uranex (Tanzania) Limited of $143,657 to fund the Company’s ongoing exploration and operational activities, compared to a $10,000 advance from Ryzon Materials Ltd in 2024. For the nine months ended March 31, 2026, net cash provided by financing activities was $114,140, compared to an outflow of $40,523 for the nine months ended March 31, 2025, a change of $154,663. Net cash provided by financing activities for the nine months ended March 31, 2026 consisted of proceeds from related-party loans of $180,580, partially offset by a lease payment of $66,440.

Effect of Exchange Rate Changes on Cash

The Company’s functional currency is the U.S. dollar. The effect of foreign exchange movements on cash and cash equivalents was not material during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026 or March 31, 2025.

Related-Party Financing Obligations

The following summarizes the Company’s material financing obligations as of June 30, 2025 and as of March 31, 2026:

Loan from Ryzon Materials Ltd

As of June 30, 2025, the Company had a loan due to its parent company, Ryzon Materials Ltd, with an outstanding balance of $87,068, unchanged from the opening balance at July 1, 2024. As of March 31, 2026, the loan balance remained at $87,068, as no additional advances were received during the nine months then ended. The loan is unsecured, interest-free, and has no specified repayment terms. The parent company has confirmed that it will not demand repayment of amounts advanced in a manner that would jeopardize the Company’s objectives.

Amount Due to Uranex (Tanzania) Limited

As of June 30, 2025, the Company had an amount due to Uranex (Tanzania) Limited, a related party, with an outstanding balance of $187,590. The balance had an opening amount of $43,933 at July 1, 2024, with additional advances of $143,657 received during the year ended June 30, 2025, bringing the closing balance to $187,590. As of March 31, 2026, the amount due to Uranex (Tanzania) Limited had increased to $368,171, following additional borrowings of $180,581 received during the nine months then ended. The amount due to Uranex (Tanzania) Limited is unsecured, interest-free, and has no specified repayment terms.

Lease Liability

During the year ended June 30, 2025, the Company recognized a lease liability of $729,383 and a corresponding right-of-use asset of $710,717 in connection with a lease arrangement. No lease liability or right-of-use asset was recognized as of June 30, 2024. Depreciation on the right-of-use asset of $22,926 and interest on the lease liability of $62,180 were recognized in operating expenses during the year ended June 30, 2025. As of March 31, 2026, the lease liability was $708,678, and the right-of-use asset was $693,521. Depreciation on the right-of-use asset of $17,194 and interest on the lease liability of $45,736 were recognized in operating expenses during the nine months ended March 31, 2026.

Capital Expenditures

The Company did not make any material capital expenditures during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026. The Company’s principal non-current asset as of June 30, 2025 is a right-of-use asset of $710,717, recognized in connection with a lease arrangement during fiscal year 2025. As of March 31, 2026, the carrying value of the right-of-use asset was $693,521, reflecting depreciation of $17,194 recognized during the nine months then ended. The Company’s future capital expenditure requirements will depend upon the results of its ongoing exploration and evaluation activities and the identification of economically recoverable mineral reserves.

Known Trends, Events, and Uncertainties

The following are known trends, events, and uncertainties that we reasonably expect to have a material effect on our financial condition, results of operations, or liquidity. The discussion below reflects conditions as of and for the year ended June 30, 2025, as updated for the nine months ended March 31, 2026, where applicable:

Exploration-Stage Execution Risk

As of June 30, 2025, the Company remains in the exploration and evaluation stage and has not yet commenced production or generated any revenue. The Company’s mineral tenements require further expenditure to ascertain whether they contain economically recoverable reserves. Until such reserves are identified and production commences, the Company will continue to generate losses and be dependent upon related-party financing. There can be no assurance that exploration activities will result in the identification of economically recoverable mineral deposits. As of March 31, 2026, the Company continued in the exploration and evaluation stage, with total assets of $693,778, consisting primarily of a right-of-use asset of $693,521. The Company recorded a net loss of $140,287 for the nine months ended March 31, 2026.

Foreign Currency Exposure

The Company’s functional and presentation currency is the U.S. dollar. Foreign exchange gains and losses were not material during the years ended June 30, 2025 or June 30, 2024. The Company manages foreign currency risk by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies. Although the Company incurs certain costs denominated in Tanzanian Shillings, the overall exposure to foreign currency risk is not currently material.

Going Concern and Financing Risk

As of June 30, 2025, the Company’s total liabilities exceeded its total assets by $503,394, and current liabilities exceeded current assets by $210,069. Cash and bank balances were $429, which is insufficient to fund the Company’s ongoing operations without continued related-party support. As of March 31, 2026, the Company’s total liabilities exceeded its total assets by $643,681, and cash and bank balances were $257. Current liabilities consisted of trade and other payables of $173,543, which exceeded current assets of $257 by $173,286. The Company’s ability to continue as a going concern is dependent upon the continued financial support of Ryzon Materials Ltd and its related parties. Ryzon Materials Ltd has confirmed its commitment to ensuring that the Company is properly financed at all times and has obtained approval for the funding strategy of the Company. If the parent company is unable or unwilling to continue providing financial support, the Company may be unable to continue its operations.

Regulatory and Permitting Risk

The Company’s exploration and evaluation activities in Tanzania are subject to various regulatory and permitting requirements, including mineral rights, environmental permits, and other governmental approvals. Changes in the regulatory environment, delays in obtaining necessary permits, or the imposition of additional requirements could adversely affect the Company’s ability to conduct exploration activities and, if economically recoverable reserves are identified, to develop and operate a mining project. The Company’s ability to progress from exploration to development and production will depend on its ability to obtain and maintain all necessary regulatory approvals.

Contractual Obligations

The Company’s material obligations as of June 30, 2025 consist of: (a) the loan due to Ryzon Materials Ltd of $87,068; (b) the amount due to Uranex (Tanzania) Limited of $187,590; (c) a lease liability of $729,383; and (d) trade and other payables of $210,498. As of March 31, 2026, the Company’s material obligations consisted of: (a) the loan due to Ryzon Materials Ltd of $87,068; (b) the amount due to Uranex (Tanzania) Limited of $368,171; (c) a lease liability of $708,678; and (d) trade and other payables of $173,543. The related-party loans are unsecured, interest-free, and have no specified repayment terms.

Critical Accounting Estimates

Our financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses and related disclosures. We base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. We evaluate our estimates and assumptions on an ongoing basis. Actual results may differ from these estimates. To the extent that there are material differences between these estimates and our actual results, our future financial statements will be affected. Key areas of estimation uncertainty include the assessment of going concern, the recoverability of exploration and evaluation expenditures, and the recognition of deferred tax assets. These estimates and the underlying assumptions were applied consistently for the year ended June 30, 2025 and for the nine months ended March 31, 2026. No material changes to the Company’s critical accounting estimates occurred during the nine months ended March 31, 2026.

Quantitative and Qualitative Disclosures About Market Risk

Foreign Currency Exchange Rate Risk

The Company’s functional and presentation currency is the U.S. dollar. The Company manages foreign exchange risk by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies. Although the Company operates in Tanzania, where certain expenses may be denominated in Tanzanian Shillings, the overall exposure to foreign currency risk is not currently material. The Company does not use derivative financial instruments to hedge foreign currency exposure. Foreign exchange gains and losses were not material during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026.

Interest Rate Risk

The Company’s related-party financing obligations are not interest-bearing and therefore the Company is not exposed to cash flow interest rate risk on its borrowings. The Company’s cash balances are not exposed to significant fluctuations in interest rates. These conditions remained unchanged as of March 31, 2026, when the Company’s cash and bank balances were $257.

Exploration and Evaluation Risk

The Company is in the exploration and evaluation stage and has not yet identified economically recoverable mineral reserves. There can be no assurance that the Company’s exploration activities will result in the discovery of commercially viable mineral deposits. If the Company’s exploration activities are unsuccessful, the value of the Company’s mineral tenements could be materially reduced, which would have a material adverse effect on the Company’s financial position and results of operations. No impairment charges were recognized during the years ended June 30, 2025 or June 30, 2024, or during the nine months ended March 31, 2026.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Sow Good Inc., Magnis Technologies LTD and Uranex Ltd.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

For the Year Ended December 31, 2025

	Historical	Reclassified Historical	Reclassified Historical
	Sow Good Inc. December 31, 2025	Magnis Technologies LTD December 31, 2025	Uranex, LTD December 31, 2025	IFRS to U.S. GAAP and Accounting Policy Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Assets
Current Assets:
Cash	$1,474,445	$297	$5,228	$-	$-		$1,479,970
Accounts receivable - related party, net	1,651,471	-		-	-		1,651,471
Inventory	22,871	-	-	-	-		22,871
Other Receivable - Net	93,198	-	(3,047)	-	-		90,151
Prepaid expenses	90,460	-	-	-	-		90,460
Current assets of discontinued operations	60,333	-	-	-	-		60,333
Amounts due from related parties	-	-	298,971		-		298,971
Total Current Assets	3,392,778	297	301,152	-	-		3,694,227

Property and equipment, net	21,667	-	-	-	-		21,667
Security deposit	283,972	-	-	-	-		283,972
Right-of-use asset	76,971	699,253	70,901	-	-		847,125
Development asset	-	-	5,270,671	-			5,270,671
Goodwill	-	-	-	-	54,423,336	(d)	54,423,336
Intangible Assets	-	-	-	-	10,884,667	(d)	10,884,667
Total Assets	$3,775,388	$699,550	$5,642,724	$-	$65,308,003		$75,425,665

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts payable	$1,297,851	$225,556	$1,390,506	$-	$-		$2,913,913
Accrued interest	96,453	-	-	-	-		96,453
Accrued severance	2,442,500	-	-	-	-		2,442,500
Accrued expenses	584,186	-	-	-	-		584,186
Tax provision	-	-	15,558	-	-		15,558
Current portion of operating lease liabilities	78,171	-	-	-	-		78,171
Current liabilities related to discontinued operations	346,861	-	-	-	-		346,861
Current maturities of Convertible notes payable, related parties, net of $518,530 discounts as of December 31, 2025	1,341,420	-	-	-	-		1,341,420
Total Current Liabilities	6,187,442	225,556	1,406,064	-	-		7,819,062

Long Term Liabilities:
Notes payable	150,000	-	-	-	-		150,000
Loan due to related parties	-	87,068	55,742,465	-	(55,829,533	)(a)	-
Amount due to related party	-	298,971	-	-	(298,971	)(a)	-
Lease Liability	-	693,291	76,160	-	-		769,451
Total liabilities	6,337,442	1,304,886	57,224,689	-	(56,128,504)		8,738,513

Commitments and Contingencies
Stockholders’ (deficit)/equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	1,500	-	-	-	-		1,500
Common stock, $0.001 par value, 500,000,000 shares authorized, 12,223,599 2025	12,224	-	-	-	22,277	(c)	34,501
Share capital	-	45	2	-	(47	)(b)	-
Additional Paid-In Capital	100,507,939	-	-	-	68,006,941	(c)	168,514,880
Accumulated Deficit	(103,083,717)	(605,381)	(51,581,967)	-	53,407,337	(a)(d)	(101,863,728)
Total Stockholders’ Equity	(2,562,054)	(605,336)	(51,581,965)	-	121,436,507		66,687,152
Total Liabilities and Stockholders’ Equity	$3,775,388	$699,550	$5,642,724	$-	$65,308,003		$75,425,665

Notes to unaudited proforma financials

(a)	To eliminate intercompany balances
(b)	To eliminate share capital
(c)	To record the issuance of acquisition consideration solely in the form of 22,276,676 Common Stock based upon a closing price of $3.20 on July 27, 2026
(d)	To record goodwill and amortization estimated at 20% of goodwill amortized over a five year which equals $2,217,167 in amortization expense per year.

Sow Good Inc., Magnis Technologies LTD and Uranex Ltd.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2025

	Historical	Reclassified Historical	Reclassified Historical
	Sow Good Inc. December 31, 2025	Magnis Technologies LTD December 31, 2025	Uranex, LTD December 31, 2025	IFRS to U.S. GAAP and Accounting Policy Adjustments	Transaction Accounting Adjustments	Pro Forma Combined
Sales - net	$-	$-	$-	$-	$-	$-
Cost of sales	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-

Operating expenses
General and administrative expenses:
Salaries and benefits	4,410,288	-	-	-	-	4,410,288
Professional services	838,654	-	-	-	-	838,654
Other general and administrative expenses	1,323,667	237,496	4,953,904	-	-	6,515,067
Total general and administrative expenses	6,572,609	237,496	4,953,904	-	-	11,764,009
Depreciation and amortization	33,101	-	-	-	2,721,167 (a)	2,754,268
Total operating expenses	6,605,710	237,496	4,953,904	-	2,721,167	14,518,277

Net operating loss	(6,605,710)	(237,496)	(4,953,904)	-	(2,721,167)	(14,518,277)
Other (expense):
Interest expense	(159,953)	-	-	-	-	(159,953)
Loss on impairment of long lived assets	(57,602)	-	-	-	-	(57,602)
Total other expense	(217,555)	-	-	-	-	(217,555)

Loss from continuing operations before income tax	(6,823,265)	(237,496)	(4,953,904)	-	(2,721,167)	(14,735,832)
Income tax provision	-	-	-	-	-	-
Net loss from continuing operations	(6,823,265)	(237,496)	(4,953,904)	-	(2,721,167)	(14,735,832)
Loss from discontinued operations, net of tax	(33,818,241)	-	-	-	-	(33,818,241)
Net loss	$(40,641,506)	$(237,496)	$(4,953,904)	$-	$(2,721,167)	$(48,554,073)

Weighted average common shares outstanding - basic and diluted	11,838,442				22,276,676 (b)	34,115,118
Continuing loss per common share - basic and diluted	$(0.58)					$(0.43)
Discontinued loss, net of tax per common share - basic and diluted	$(2.86)					$(0.99)
Net loss per common share - basic and diluted	$(3.44)					$(1.42)

Notes to unaudited proforma financials

(a)	To record annual amortization expense of intangible assets
(b)	To add shares issuable as acquisition consideration

Sow Good Inc., Magnis Technologies LTD and Uranex Ltd.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

For the Three Months Ended March 31, 2026

	Historical
	Sow Good Inc. March 31, 2026	Magnis Technologies LTD March 31, 2026	Uranex, LTD March 31, 2026	IFRS to U.S. GAAP and Accounting Policy Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Assets
Current Assets:
Cash	$2,318,848	$257	$75,728	$-	$-		$2,394,833
Accounts Receivable - Net	2,687	-	-	-	-		2,687
Accounts receivable - related party, net	505,764	-		-	-		505,764
Inventory	4,911	-	-	-	-		4,911
Other Receivable - Net	93,491	-	(6,841)	-	-		86,650
Prepaid expenses	30,357	-	-	-	-		30,357
Amounts due from related parties	-	-	368,171		(368,171	)(a)	-
Total Current Assets	2,956,059	257	437,058	-	(368,171)		3,025,203

Property and equipment, net	19,167	-	-	-	-		19,167
Security deposit	26,309	-	-	-	-		26,309
Right-of-use asset	44,350	693,521	64,199	-	-		802,070
Development asset	-	-	5,270,590	-	-		5,270,590
Goodwill	-	-	-	-	54,423,336	(d)	54,423,336
Intangible Assets	-	-	-	-	10,204,376	(d)	10,204,376
Total Assets	$3,045,885	$693,778	$5,771,847	$-	$64,259,541		$73,771,050

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts payable	$1,025,293	$173,543	$978,889	$-	$-		$2,177,725
Accrued interest	38,393	-	-	-	-		38,393
Accrued severance	1,150,000	-	-	-	-		1,150,000
Accrued expenses	1,307,662	-	-	-	-		1,307,662
Provision	-	-	15,558	-	-		15,558
Current portion of operating lease liabilities	43,772	-	-	-	-		43,772
Current maturities of convertible notes payable, related parties, net of $445,706 and $518,530 of debt discounts as of March 31, 2026 and December 31, 2025, respectively	781,559	-	-	-	-		781,559
Total Current Liabilities	4,346,679	173,543	994,447	-	-		5,514,669

Long Term Liabilities:
Notes payable	150,000	-	-	-	-		150,000
Loan due to related parties	-	87,068	58,369,113	-	(58,456,181	)(a)	-
Amount due to related party	-	368,171	-	-	(368,171	)(a)	-
Lease Liability	-	708,678	56,318	-	-		764,996
Total liabilities	4,496,679	1,337,460	59,419,878	-	(58,824,352)		6,429,665

Commitments and Contingencies	-	-	-	-	-		-
Stockholders’ Deficit:
Series AA Preferred Stock, $0.001 par value, 20,000,000 shares authorized, 1,090,000 and 1,500,000 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	1,090	-	-	-	-		1,090
Series AAA Preferred Stock, $0.001 par value, 20,000,000 shares authorized, 377,391 and 0 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	377	-	-	-	-		377
Common stock, $0.001 par value, 500,000,000 shares authorized, 20,120,117 shares outstanding as of March 31, 2026	20,120	-	-	-	22,277	(c)	42,397
Share capital	-	45	2	-	(47	)(b)	-
Additional Paid-In Capital	104,101,089	-	-	-	68,006,941	(c)	172,108,030
Accumulated Deficit	(105,573,470)	(643,727)	(53,648,033)	-	55,054,722	(a)(d)	(104,810,508)
Total Stockholders’ Equity	(1,450,794)	(643,682)	(53,648,031)	-	123,083,893		67,341,386
Total Liabilities and Stockholders’ Equity	$3,045,885	$693,778	$5,771,847	$-	$64,259,541		$73,771,051

Notes to unaudited proforma financials

(a)	to eliminate intercompany balances
(b)	To eliminate share capital
(c)	To record the issuance of acquisition consideration solely in the form of 22,276,676 Common Stock based upon a closing price of $3.20 on July 27, 2026
(d)	To record goodwill and amortization estimated at 20% of goodwill amortized over a five year which equals $2,217,167 in amortization expense per year and 680,292 per quarter

Sow Good Inc., Magnis Technologies LTD and Uranex Ltd.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2026

	Historical
	Sow Good Inc. March 31, 2026	Magnis Technologies LTD March 31, 2026	Uranex, LTD March 31, 2026	IFRS to U.S. GAAP and Accounting Policy Adjustments	Transaction Accounting Adjustments	Pro Forma Combined
Sales - net	$-	$-	$-	$-	$-	$-
Cost of sales	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-

Operating expenses
General and administrative expenses:
Salaries and benefits	295,592	-	-	-	-	295,592
Professional services	1,125,140	-	-	-	-	1,125,140
Other general and administrative expenses	263,210	38,345	2,066,065	-	-	2,367,620
Total general and administrative expenses	1,683,942	38,345	2,066,065	-	-	3,788,352
Depreciation and amortization	2,500	-	-	-	680,292 (a)	682,792
Total operating expenses	1,686,442	38,345	2,066,065	-	680,292	4,471,144
Net operating loss	(1,686,442)	(38,345)	(2,066,065)	-	(680,292)	(4,471,144)

Other (expense):
Interest expense	(243,594)	-	-	-	-	(243,594)
Total other expense	(243,594)	-	-	-	-	(243,594)
Loss from continuing operations before income tax	(1,930,036)	(38,345)	(2,066,065)	-	(680,292)	(4,714,738)
Income tax provision	-	-	-	-	-	-
Net loss from continuing operations	(1,930,036)	(38,345)	(2,066,065)	-	(680,292)	(4,714,738)
Loss from discontinued operations, net of tax	(559,717)	-	-	-	-	(559,717)
Net loss	$(2,489,753)	$(38,345)	$(2,066,065)	$-	$(680,292)	$(5,274,455)

Weighted average common shares outstanding - basic and diluted	20,120,117				22,276,676	42,396,793
Continuing loss per common share - basic and diluted	$(0.10)					$(0.11)
Discontinued loss, net of tax per common share - basic and diluted	$(0.03)					$(0.01)
Net loss per common share - basic and diluted	$(0.13)					$(0.12)

Notes to unaudited proforma financials

(a)	To record $680,292 in amortization expense in quarterly amortization.

CAUTIONARY STATEMENT REGARDING MINERAL RESERVE AND RESOURCE ESTIMATES

The mineral reserve and resource estimates stated in this Information Statement with respect to Ryzon represent estimates as of October 8, 2025, which could be economically and legally extracted or produced at the time of their determination. Estimates of proven and probable reserves are subject to considerable uncertainty. Such estimates are, or will be, to a large extent, based on the Australian Standards, which data may not necessarily be indicative of future results. Additionally, Ryzon’s resource estimates do not indicate proven and probable reserves as defined by the SEC. Estimates of measured, indicated and inferred resources are subject to further exploration and development, and are, therefore, subject to considerable uncertainty. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Sow Good cannot be certain that any part or parts of its resources will ever be converted into reserves.

Mineral reserve and resource estimates are expressed on an attributable basis unless otherwise indicated. The Ryzon Historical Estimates are based on Ryzon’s Annual Mineral Resources and Ore Reserves Statement, dated October 8, 2025 (the “Ryzon R&R Statement”), which presents mineral reserve and resource estimates on a non-attributable basis (i.e., assuming 100% ownership). The Ryzon Historical Estimates, however, are presented in this Information Statement on an attributable basis, reflecting the ownership percentages set forth in the Ryzon R&R Statement. The Ryzon Measured and Indicated Mineral Resources are presented in this Information Statement inclusive of Ore Reserves.

The Ryzon Historical Estimates have been prepared by Ryzon in accordance with the applicable reporting requirements of, and is based on confidence categories defined in the Australian Standards. Investors should note that the requirements of the Australian Standards differ from the requirements of the S-K 1300 Standard. Generally, mineral reserve and resource estimates other than those prepared in accordance with the S-K 1300 Standard are not permitted to be disclosed in public documents filed with the SEC. Such estimates, however, are disclosed in this Information Statement pursuant to an exception provided for in Item 1304(h) of Regulation S-K. A qualified person, as defined under the S-K 1300 Standard, has not done sufficient work to classify the estimates as a current estimate of mineral reserves and mineral resources as defined under the S-K 1300 Standard, and therefore Sow Good is not treating Ryzon’s historical estimates as current compliant mineral reserve and mineral resource estimates. Sow Good has not been involved in the preparation of the Ryzon Historical Estimates.

The S-K 1300 Standard and the Australian Standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms “Ore Reserve,” “Proved Ore Reserve,” “Probable Ore Reserve,” “Mineral Resource,” “Measured Mineral Resource,” “Indicated Mineral Resource,” and “Inferred Mineral Resource” are Australian mining terms as defined in the JORC Code, and their definitions differ from the definitions of the terms “mineral reserve,” “proven mineral reserve,” “probable mineral reserve,” “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” under the S-K 1300 Standard. Under the S-K 1300 Standard, a pre-feasibility study, as defined under the S-K 1300 Standard, is typically required to report mineral reserves supported by a discounted cash flow analysis. The requirements for a pre-feasibility study under the S-K 1300 Standard are generally stricter than what is acceptable under the JORC Code and could require reclassification of previously declared mineral reserves to mineral resources, and there may also be adjustments to the amounts of previously declared mineral reserves and resources pending further study work. In addition to such adjustments, the JORC allows Measured and Indicated Mineral Resources to be reported inclusive of Mineral Resources modified to produce its Ore Reserves whereas the S-K 1300 Standard requires mineral resources to be reported exclusive of mineral reserves.

Accordingly, there is no assurance that the Ryzon Historical Estimates that Ryzon may report under the Australian Standards will be the same as the mineral reserve or mineral resource estimates prepared under the S-K 1300 Standard. The Ryzon Historical Estimates are subject to review and adjustment following the implementation of the Transaction, in accordance with the S-K 1300 Standard, including to meet required study levels, for price assumptions, for future divestments and acquisitions and for other factors. No assurances can be made that all historical Ryzon mineral reserves or mineral resources will be recognized as Sow Good mineral reserves or mineral resources and any differences may be material. For the above reasons, you are specifically cautioned that Ryzon’s reporting of Ore Reserves or Mineral Resources estimates may not be comparable to similar information made public by Sow Good or U.S. companies subject to the reporting and disclosure requirements under the S-K 1300 Standard.

Inferred mineral resources involve a great amount of uncertainty as to the existence of such resources and their economic and legal feasibility. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.

Expectations regarding future reserves and resource declarations should be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, as of July 20, 2026, the beneficial ownership of our Common Stock that is owned by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock;

●	each director and person anticipated to be appointed as a director at Closing;

●	each executive officer; and

●	all executive officers and current directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by each such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes Common Stock underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire Common Stock held by that person that are currently exercisable or convertible within 60 days after the Record Date. The shares of Common Stock issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.

The beneficial ownership percentages are based on approximately 20,120,117 shares of Common Stock outstanding as of July 20, 2026.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner	Number of Common Shares	Percentage of Common Shares Owned
5% Stockholders
Halevi Enterprises LLC(1)	5,000,000	24.85
Directors and Officers
Yisroel Goldberg	-	-
David Natan	18,459	*
Binyomin Posen	-	-
Joseph Labkowski	-	-
Jack Wortzman	-	-
Officers and Directors as a Group (5 persons)	18,459	*

*	Less than 1%

(1)	The address for Halevi Enterprises LLC is 970 Nostrand Ave., Brooklyn, NY 11225. Nachum Labkowski is the managing member of Halevi Enterprises LLC, and thereby the shares beneficially owned by Halevi Enterprises LLC may also be deemed to be beneficially owned by Nachum Labkowski.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of our Common Stock in connection with the Transaction.

HOUSEHOLDING INFORMATION

Shareholders that share the same address may not receive separate copies of the Information Statement, unless we have received contrary instructions from such shareholders. If you are receiving multiple sets of the Information Statement and wish to receive only one set in the future, or if you are currently only receiving one set of the Information Statement and wish to receive separate sets of the Information Statement for you and the other shareholders sharing your address, please notify us or your bank. We will deliver an additional copy of our Information Statement to you, without charge, upon written request sent to 433 Broadway, Unit 216 New York, NY 10013, or upon oral request made by calling us at the phone number (908) 693-9488. Furthermore, upon written or oral request by any person to whom an Information Statement is delivered, if a document is incorporated herein by reference but not included in the Information Statement is so requested, we will undertake to provide the requested materials, without charge, by first class mail or other equally prompt means, within one business day after receiving such request, excluding exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates. Please address these requests to the Company at 433 Broadway, Unit 216 New York, NY 10013. You may also call us with this request at the phone number (908) 693-9488.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Endeavor Trust Corporation.

OTHER MATTERS

We provide shareholders with the opportunity, under certain circumstances and consistent with SEC rules, to participate in the governance of Sow Good by submitting proposals for consideration at our annual meetings of shareholders. Proposals from shareholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act. For a proposal to be included in our proxy statement and proxy card for our 2026 annual meeting of stockholders, such proposal must comply with Rule 14a-8. In addition to other requirements, because the Company’s 2026 annual meeting will be held more than 30 days after June 13, 2026 (the one-year anniversary of the Company’s 2025 annual meeting of stockholders), then, pursuant to the Company’s bylaws, notice of a stockholder proposal must be received not later than the 90th day prior to the Company’s 2026 annual meeting or the 10th day following the date on which public announcement of the date of the Company’s 2026 annual meeting is first made by the Company. The Company will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of its earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders.

All shareholder proposals and director nominations must be addressed to the attention of our Secretary at 433 Broadway, Unit 216 New York, NY 10013. The chairman of our 2026 Annual Meeting may refuse to acknowledge the introduction of any shareholder proposal or director nomination not made in compliance with the foregoing procedures.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our 2025 Annual Report on Form 10-K, which contains the consolidated financial statements, Management’s Discussion and Analysis (“MD&A”) and the Auditors’ Report thereon for the Company’s most recently completed financial year is available at sowginc.com/sec-filings. Financial information relating to the Company is provided in the Company’s audited consolidated financial statements and MD&A as at and for the year ended December 31, 2025. Additional information relating to the Company may also be found at www.sec.gov.

Otherwise, please call (908) 693-9488 to request that a copy of our 2025 Annual Report on Form 10-K be sent to you without charge. You may also request a free copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, by writing to the Company at 433 Broadway, Unit 216 New York, NY 10013.

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information about Sow Good by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Information Statement. This Information Statement incorporates by reference the documents and reports listed below (other than portions of these documents that are deemed to have been furnished and not filed):

●	our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026;

●	our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 20, 2026; and

●	our Current Reports on Form 8-K (in all cases other than information furnished rather than filed pursuant to any Form 8-K) filed with the SEC on March 31, 2026, April 13, 2026, April 17, 2026, April 21, 2026, April 22, 2026, and May 11, 2026.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents that are deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements of exhibits relating thereto furnished pursuant to Item 9.01)) after the date of this Information Statement. The information contained in any such document will be considered part of this Information Statement from the date the document is filed with the SEC.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Information Statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Information Statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

If you would like additional copies of this Information Statement or if you have questions about the Transaction, you should contact us at the following address and telephone number:

SOW GOOD INC.

433 Broadway, Unit 216

New York, NY 10013

Tel: (908) 693-9488

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this Information Statement relating to Sow Good has been supplied by us. Information provided by Sow Good does not constitute any representation, estimate or projection of any other party.

This document is an Information Statement of Sow Good. We have not authorized anyone to give any information or make any representation about the Share Issuance or Sow Good that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Information Statement speaks only as of the date of this Information Statement, unless the information specifically indicates that another date applies.

ANNEX A: Share Purchase Agreement

Share Purchase Agreement

By and Among

SOWG Tanzania Inc. (Buyer)

and

Sow Good Inc. (Sow Good)

and

Ryzon Materials Limited (Seller)

and

Uranex Tanzania Limited (Uranex)

and

Magnis Technologies (Tanzania) Limited (Magnis Tech)

and

Uranex ESIP PTY Limited (Uranex ESIP)

PRIVATE AND CONFIDENTIAL

▌Hamilton Locke	Annex A-1

Table of Contents

1.	Definitions and interpretation		6
	1.1	Definitions	6
	1.2	Interpretation	18
	1.3	Party as trustee	19
	1.4	Basis of Target Group’s obligations	20
2.	Agreement to buy and sell		20
	2.1	Sale and purchase	20
	2.2	Encumbrances and rights	20
	2.3	Title and risk	20
	2.4	Nominee	20
3.	Consideration		20
	3.1	Consideration	20
	3.2	Acknowledgement	21
4.	Conditions precedent		21
	4.1	Conditions precedent to Completion	21
	4.2	Duties in relation to Conditions	24
	4.3	Satisfaction by waiver	24
	4.4	Failure to satisfy Conditions prior to Sunset Date	24
	4.5	No binding agreement for transfer	25
5.	Conduct prior to Completion		25
	5.1	Conduct of Business	25
	5.2	Seller Negative Covenants	25
	5.3	Buyer Negative Covenants	27
	5.4	Buyer and Seller Positive Covenants	27
	5.5	Permitted acts	30
	5.6	Access to the Business	30
	5.7	Notice of material changes	31
	5.8	Termination	31
	5.9	Notice to Seller	31
	5.10	No discussions	31
	5.11	Break Fee	31

Hamilton Locke ▌Share Purchase Agreement	Annex A-2

6.	Completion		31
	6.1	Time and place for Completion	31
	6.2	Seller’s obligations at Completion	32
	6.3	Sow Good’s obligations at Completion	34
	6.4	Conditions of Completion	34
	6.5	Delayed delivery of Completion items	35
7.	After Completion		35
	7.1	Access to Records	35
	7.2	Wrong pockets	35
	7.3	“Check-the-Box” Election	36
8.	Tax matters		36
	8.1	Pre-Completion Tax Returns	36
	8.2	Post Completion Date returns	37
	8.3	Straddle returns	37
	8.4	Disputes	37
	8.5	Tax Enquiries by Government Agency	37
9.	Warranties		39
	9.1	Seller Warranties	39
	9.2	Buyer Warranties	39
	9.3	General indemnity	39
	9.4	Specific indemnities	39
	9.5	Tax Indemnity	40
	9.6	Payments; Right of Offset	41
	9.7	Gross Up Payments	41
	9.8	Withholding taxes	41
	9.9	Escrow Shares	41
10.	Default and termination		42
	10.1	Termination	42
	10.2	Effect of Termination	43
	10.3	Remedies cumulative	43
11.	Seller CGT Declaration		43
12.	Public announcements		44
	12.1	Making announcements	44
	12.2	Requirements	44
13.	Confidentiality		44
	13.1	Obligation of confidentiality	44
	13.2	Exceptions	45
	13.3	Disclosure to Representatives	45

Hamilton Locke ▌Share Purchase Agreement	Annex A-3

14.	GST		45
	14.1	Consideration is GST exclusive	45
	14.2	Payment of GST	45
	14.3	Timing of payment	45
	14.4	Reimbursement of Expenses	45
15.	General		46
	15.1	Entire understanding	46
	15.2	Survival of obligations	46
	15.3	Further assurances	46
	15.4	No waiver	46
	15.5	Severability	46
	15.6	Consents and approvals	47
	15.7	No variation	47
	15.8	Assignment	47
	15.9	Costs and Duty	47
	15.10	Governing law and jurisdiction	47
	15.11	Specific performance	47
	15.12	Clauses benefiting Third Parties	47
	15.13	Notices	48
	15.14	Set off	48
	15.15	Conflicting provisions	48
	15.16	No merger	49
	15.17	Operation of indemnities	49
	15.18	Relationship of parties	49
	15.19	Payments	49
	15.20	Counterparts	49
	15.21	Electronic signature	49
	15.22	Capital Adjustments	50
Schedule 1 – Tenements			51
Schedule 2 – Seller Warranties			52
Schedule 3 – Sow Good Warranties			76
Schedule 4 – Leased Premises			78
Schedule 5 – Material Contracts			79
Schedule 6 – Stockholders Agreement			80
Schedule 7 – Owned Premises			81

Hamilton Locke ▌Share Purchase Agreement	Annex A-4

Parties

Buyer	Name	SOWG Tanzania Inc.
	Address	1440 N Union Bower Rd, Irving, TX 75061
	Email	[***]
	Attention	Sam Goldberg
Sow Good	Name	Sow Good Inc.
	Address	1440 N Union Bower Rd, Irving, TX 75061
	Email	[***]
	Attention	Sam Goldberg
Seller	Name	Ryzon Materials Limited
	ACN	115 111 763
	Address	Suite 11.01, 1 Castlereagh Street, Sydney NSW 2000 Australia
	Email	[***]
	Attention	Frank Poullas
Uranex ESIP (Seller)	Name	Uranex ESIP Pty Limited
	Company Number	122 239 070
	Address	Suite 11.01, 1 Castlereagh Street, Sydney NSW 2000 Australia
	Email	[***]
	Attention	Frank Poullas
Uranex	Name	Uranex Tanzania Limited
	Company Number	53636
	Address	Plot No. 32 Zambia Road, Oysterbay, P.O. Box 11085, Dar Es Salaam
	Email	[***]
	Attention	Frank Poullas
Magnis Tech	Name	Magnis Technologies (Tanzania) Limited
	Company Number	113941
	Address	Plot No. 890 Yatch Club Road, Msasani, Kinondoni, Dar Es Salaam
	Email	[***]
	Attention	Frank Poullas

Background:

(A)	As at the Execution Date, the Seller owns all of the issued capital in the Targets.

(B)	This agreement records the terms and conditions on which the Buyer (or its designee(s)) agrees to purchase, and the Seller agrees to sell, the Sale Shares.

Hamilton Locke ▌Share Purchase Agreement	Annex A-5

Operative provisions:

1.	Definitions and interpretation

1.1	Definitions

In this agreement:

10-Day VWAP means US$4.8135 (being US$0.3209 x 15), which is the volume-weighted average trading price of the Sow Good Shares on the Exchange, rounded to 4 decimal points, for the last ten (10) trading days prior to the date hereof, as adjusted pursuant to clause 15.22.

Accounting Standards means:

(a)	the requirements of the Corporations Act in relation to the preparation and contents of accounts; and

(b)	to the extent not inconsistent with paragraph (a) of this definition, generally accepted accounting principles applied in Australia for companies similar to the Targets.

Accounts means:

(a)	the consolidated audited balance sheet of the Targets as at the Accounts Date;

(b)	the consolidated audited income statements of each of the Targets for the 12 month period ending on the Accounts Date; and

(c)	the consolidated audited statements of cash flow of each of the Targets for the 12 month period ending on the Accounts Date.

Accounts Date means the year ended 30 June 2024.

Affiliate means, in relation to a person (first-mentioned person):

(a)	a person (Primary Person) that is a body corporate, a person:

(i)	that is a Related Body Corporate of the Primary Person;

(a)	controlled directly or indirectly by the Primary Person;

(ii)	controlling directly or indirectly the Primary Person;

(b)	directly or indirectly Controlled by a person who Controls the Primary Person (whether alone or with another person or persons); or

(b)	a person that is an individual, any entity which is:

(i)	directly or indirectly Controlled by the Primary Person; or

(c)	a trustee of a trust or unit trust in respect of which the individual (together with his or her spouse, parent or remoter linear ancestor, child or remoter issue, brother, sister and/or other Affiliate) holds more than 50% of the units or beneficial interest.

Authorisation includes an authorisation, consent, agreement, notice of non-objection, certificate, licence, permission, approval, permit or declaration or exemption form, in each case by or with a Government Agency.

Hamilton Locke ▌Share Purchase Agreement	Annex A-6

Beneficiary means, in respect of a Condition, a person listed as a beneficiary in respect of that Condition.

Broker means the broker representing Seller in the transactions contemplated by this agreement, as identified in writing by Seller prior to Completion.

Broker Payoff Shares means such number of Sow Good Shares as is determined by dividing AUD22,500,000 (as converted to USD pursuant to clause 1.2(a)(xxi)) by the 10-Day VWAP (rounded down to the nearest whole Sow Good Share) to be issued to the Broker subject to and in accordance with clause 6.3(c).

Business means the exploration and mineral extraction opportunity evaluation business carried on by the Target Group.

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Perth, Australia or New York, New York.

Buyer Director means any director of a Target Group Member appointed by the Buyer.

Buyer Group means the Buyer and its Related Bodies Corporate and, after Completion, includes each Target Group Member, and Buyer Group Member means any one of them.

CGT Withholding Amount means the amount, if any, that the Buyer is liable to pay the Australian Taxation Office under section 14-200 of Schedule 1 to the Tax Act.

Claim means any claim, notice, demand, action, proceeding, litigation, prosecution, dispute, order, declaration, inquiry, arbitration, investigation, judgment, award, damage, loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a Third Party or a party to this agreement or otherwise.

Completion means the completion of the sale and purchase of the Sale Shares in accordance with clause 6.

Completion Date means the date that is 5 Business Days after the satisfaction or waiver of the Conditions (other than those Conditions that by their nature are to be satisfied at Completion).

Completion Form 8-K means Sow Good’s filing with the SEC on Form 8-K pursuant to Item 2.01 of SEC Form 8-K in connection with the Completion.

Condition means a condition precedent specified in clause 4.1.

Confidential Information means all information in whatever form:

(a)	relating to the terms of this agreement;

(b)	disclosed by or on behalf of the Providing Party to the Recipient or its Representatives in connection with the transactions contemplated by this agreement;

(c)	obtained by the Recipient in connection with the transactions contemplated by this agreement, that, by its nature or the circumstances surrounding its disclosure, could reasonably be expected to be confidential to the Providing Party or its Related Bodies Corporate; or

which the Providing Party identifies as confidential at the time of disclosure.

Hamilton Locke ▌Share Purchase Agreement	Annex A-7

Consequential Loss means any Loss arising from a breach of this agreement:

(a)	which does not arise naturally or in the usual course of things from such a breach; or

(b)	which constitutes, or arises from or in connection with:

(i)	a loss of revenue or opportunity;

(ii)	a loss of goodwill; or

(iii)	a loss of business reputation,

even if such loss arises naturally or in the usual course of things from the breach but specifically excluding any Liability or Loss which:

(c)	is direct loss of profits, direct loss of revenue or direct loss of production;

(d)	arises naturally and in usual course of things from the relevant facts or circumstances giving rise to the Liability or Loss which, at the Execution Date, would have been reasonably foreseeable by the party who is liable for the Liability or Loss; or

(e)	is a diminution in the value of the Sale Shares.

Consideration has the meaning given in clause 3.1.

Consideration Recipients means, collectively, Seller, the Broker and the Lenders.

Consideration Shares means such number of Sow Good Shares issued collectively to the Consideration Recipients as is determined by dividing (a) (i) AUD150,000,000 minus (ii) Debt at Completion minus (iii) the product of the aggregate amount of CGT Withholding Amount at Completion and the Tanzanian Tax Amount at Completion and 2 (as converted to USD pursuant to clause 1.2(a)(xxi)) by (b) the 10-Day VWAP (rounded down to the nearest whole Sow Good Share).

Contamination means in relation to land, the presence in, on or under that land, including groundwater under that land, of any substance (including a chemical, a mineral or any natural or human produced substance) which has been added to the land at a concentration above the concentration at which the substance is normally present in, on or under geologically similar land in the same locality and poses a threat to human health or the Environment.

Contingent Value Rights means 222,767 contingent value rights having the terms and conditions and in the form provided for in the CVR Agreement, to be issued pursuant to clause 6.3(b) to Seller, with each such Contingent Value Right entitling the holder(s) thereof to a fractional interest in any Escrow Shares as and when issued by Sow Good pursuant to clause 9.9.

Continuing Clauses means this clause 1 (Definitions and interpretation), clause 12 (Public announcements), clause 13 (Confidentiality), clause 14 (GST), clause 15 (General) and any other clause that by its terms survive termination of this agreement.

Control of a company by a person means:

(a)	the person determines the composition of the board of directors of the company or has the capacity to do so;

(b)	the board of directors of the company is accustomed to act in accordance with the instructions, directions or wishes of the person; or

(c)	the person holds or owns (alone or with its Affiliates):

(i)	the majority of the issued shares of the company;

Hamilton Locke ▌Share Purchase Agreement	Annex A-8

(ii)	the majority of the issued shares of the ultimate holding company of the company; or

(iii)	the majority of any securities or other rights granted by the company entitling holders to distributions based on the profits, earnings or net liquidation proceeds of the company.

Corporations Act means the Corporations Act 2001 (Cth).

CVR Agreement means the Contingent Value Rights Agreement in a form to be mutually agreed by and among Seller, Sow Good and the Rights Agent.

Debt means the aggregate amount of any and all Liabilities and indebtedness (whether actual or contingent) of the Target Group in respect of moneys borrowed by, and any form of financial accommodation of the Target Group, including (without limitation):

(a)	bank loans and overdrafts (including accrued interest);

(b)	other financial liabilities to third parties such as (but not inclusive of amounts outstanding under finance leases and hire purchase agreements);

(c)	any unpaid income Tax Liabilities (including a provision for Tax payable on profits for the period up to the Completion Date, less any current year instalments paid);

(d)	long service Liabilities for employees with greater than 5 years of service (including oncosts);

(e)	excess annual leave liabilities (including oncosts) (i.e. greater than 4 weeks for all employees);

(f)	outstanding bonuses payable to employees;

(g)	outstanding sales commission payable;

(h)	outstanding amounts payable with respect to adviser or other costs associated with this agreement, the Transaction or any sale process conducted prior to the Execution Date; and

(i)	declared but unpaid dividends.

Defaulting Party has the meaning given to that term in clause 6.4(b).

DGCL means the General Corporation Law of the State of Delaware.

Duty means any stamp, transaction, landholder or registration duty or similar charge imposed by any Governmental Agency and includes any interest, fine, penalty, charge or other amount imposed in respect of any of them but excludes any Tax.

Effective Time means 11:59pm on the day that is immediately before the Completion Date.

Encumbrance means any security for the payment of money or performance of obligations and includes a mortgage, charge, pledge, lien, trust, title retention, preferential right, easement, restrictive or positive covenant or any other adverse right or interest.

Environment means the physical factors of the surrounds of human beings including the land, waters, atmosphere, climate, sounds, odours, tastes, the biological factors of animals and plants, the social factors of aesthetics, and includes ecosystems.

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Environmental Law means any statute or common law relating to the Environment including any law relating to land use, planning, heritage, coastal protection, water catchments, pollution of air or waters, soil or groundwater contamination, chemicals, waste, use of hazardous or dangerous goods or substances, building regulations, public and occupational health and safety, noxious trades, or any other aspect of protection of the Environment, person or property.

Escrow Shares means such number of Sow Good Shares as is determined by dividing AUD15,000,000 (as converted to USD pursuant to clause 1.2(a)(xxi)) by the 10-Day VWAP (rounded down to the nearest whole Sow Good Share), to be issued subject to and in accordance with this agreement and the CVR Agreement.

Exchange means the Nasdaq Stock Market operated by Nasdaq, Inc.

Exchange Act means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Execution Date means the date the last of the Parties executes this agreement.

Existing Intercompany Debt means, collectively:

(a)	the debt of A$84,509,526.91 (being the aggregate amount of principal as of 31 March 2026) owed by Uranex to Seller;

(b)	the debt of A$130,968.91 (being the aggregate principal amount as of 31 March 2026) owed by Magnis Tech to Seller;

(c)	any incremental borrowings or advances made thereunder since 31 March 2026 and prior to Completion; and

(d)	any accrued and unpaid interest thereon and any other amounts payable thereunder to fully extinguish such debts.

Existing Intercompany Debt Novation means a deed of novation pursuant to which the Existing Intercompany Debt is novated by Seller to Sow Good, in a form to be mutually agreed between Seller and Buyer prior to Completion.

Fairly Disclosed means where sufficient information has been disclosed in writing in sufficient particularity such that a reasonable purchaser in the position of the Buyer could ascertain the nature, substance and quantum of the relevant fact, matter or circumstance.

Financial Market has the meaning given to that term in the Corporations Act.

Financial Year means a period of 12 months ending on 30 June in any year.

First Party has the meaning given to that term in clause 14.4.

FWA means the Fair Work Act 2009 (Cth) and any applicable equivalent legislation anywhere in the world (including, without limitation, in Tanzania).

GAAP means generally accepted accounting principles in the United States.

General Indemnity means the indemnity given by the Seller in clause 9.3.

Government Agency means any government or governmental, administrative, monetary, fiscal, statutory or judicial body, department, commission, authority, tribunal, agency or entity anywhere in the world (including, without limitation, Australia, the United States and Mainland, Tanzania).

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GST means GST as defined in the GST Act or any similar value added tax, goods and services tax or consumption tax imposed by the law of any jurisdiction anywhere in the world, (including, without limitation, the United States and Mainland, Tanzania).

GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cth) or any equivalent legislation, statute, regulation or by-law in any other jurisdiction.

IFRS means the International Financial Reporting Standards issued by the International Accounting Standards Board.

Independent Accountant means:

(a)	an independent accountant agreed in writing by the Buyer and the Seller; or

(b)	if the Buyer and the Seller are unable to agree, an independent chartered accountant nominated by Chartered Accountants Australia and New Zealand, provided that the firm of chartered accountants to which the relevant chartered accountant belongs must not be the current auditor, accountant or advisor of a Buyer Group Member, Target Group Member or a Seller.

Information Statement has the meaning given to that term in clause 5.4(c)(i).

Insolvency Event means any of the following events occurring to a person:

(a)	an application is made to a court for an order that it be wound up, declared bankrupt or that a provisional liquidator or receiver or receiver and manager be appointed, and the application is not withdrawn, struck out or dismissed within 21 days of it being made;

(b)	a liquidator or provisional liquidator is appointed;

(c)	an administrator or a controller is appointed to any of its assets;

(d)	it enters into an arrangement or composition with one or more of its creditors, or an assignment for the benefit of one or more of its creditors;

(e)	it proposes a winding-up or dissolution or reorganisation, moratorium, deed of company arrangement or other administration involving one or more of its creditors;

(f)	it is insolvent as disclosed in its accounts, or otherwise states that it is insolvent, or it is presumed to be insolvent under an applicable law;

(g)	it becomes an insolvent under administration or action is taken which could result in that event;

(h)	it is taken to have failed to comply with a statutory demand as a result of section 459F(1) of the Corporations Act which has not been satisfied, struck out or withdrawn within 21 days of it being made;

(i)	a notice is issued under sections 601AA or 601AB of the Corporations Act;

(j)	a writ of execution is levied against it or its property;

(k)	it ceases to carry on business or threatens to do so; or

(l)	anything occurs under the law of any jurisdiction which has a substantially similar effect to any of the above paragraphs of this definition.

Insurance Contract has the meaning given to that term in Seller Warranty 16(a).

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Intellectual Property Licences means any licences granted to a Target Group Member in respect of Intellectual Property Rights including the Intellectual Property Rights listed in Schedule 4.

Intellectual Property Rights means all intellectual and industrial property rights and interests throughout the world, whether registered or unregistered, including trade marks, designs, patents, inventions, circuit layouts, copyright and analogous rights, Confidential Information, know how and all other intellectual property rights as defined in Article 2 of the convention establishing the World Intellectual Property Organisation of 14 July 1967.

Law includes:

(a)	statutes, regulations or by-laws of the Commonwealth of Australia, Tanzania (Relevant Jurisdictions), the United States or any State or Territory of any of the foregoing, or any Government Agency;

(b)	requirements and approvals (including conditions) of the Relevant Jurisdictions or any State or Territory of any of the Relevant Jurisdictions, or any Government Agency that have the force of law; and

(c)	principles of law or equity established by decisions of courts in any of the Relevant Jurisdictions.

Leased Premises means the properties that are subject to a Property Lease as set out in Schedule 4.

Lender Payoff Shares means such number of Sow Good Shares as is determined by dividing AUD43,000,000 (as converted to USD pursuant to clause 1.2(a)(xxi)) by the 10-Day VWAP (rounded down to the nearest whole Sow Good Share), to be issued to the Lenders subject to and in accordance with clause 6.3(d).

Lenders means, collectively, those persons that held Debt owed by the Target Group which is to be extinguished pursuant to the Subscription Agreements, as identified in writing by Seller prior to Completion.

Liability includes all liabilities, claims, debts, obligations, losses, damages, costs, interest, fees, penalties, fines, assessments, forfeiture and expenses of whatever description (whether actual, contingent or prospective).

Loss means any loss, Liability, damage, charges, payments, cost or expense (whether direct, indirect or consequential and whether accrued or paid) including legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties, but not Consequential Loss.

Material Adverse Change means any change, effect, event or series of events, occurrence, state of facts or development in respect of the Business that could (whether individually or when aggregated with other such events) reasonably be expected to be materially adverse to exploration and evaluation by the Business or the Target Group.

Material Authorisation has the meaning given to that term in Seller Warranty 19(a).

Material Contract means each of the contracts listed in Schedule 5.

Mining Act means the Mining Act, Cap 123 R.E 2023.

Mining Commission means the Mining Commission established under section 23 of the Mining Act.

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Mining Information means all geological, geophysical, geochemical and other technical and non-technical information relating to the Business as at the Execution Date and any of the foregoing which are acquired by the Targets or the Seller in the intervening period between the Execution Date and Completion.

Necessary Approvals means the approvals, notifications, consents or waivers required in order to effect the Transaction without:

(a)	breaching the terms of the relevant contract; or

(b)	giving rise to, or permitting any party to the contract to exercise, any right under the relevant contract (including any pre-emption right or a right to terminate the contract),

each of which is conditional only on Completion occurring or subject only to conditions reasonably acceptable to the Seller and the Buyer.

Notifying Party has the meaning given to that term in clause 6.4(b).

Officer has the meaning given in the Corporations Act.

Other Party has the meaning given to that term in clause 14.4.

Owned Intellectual Property means all Intellectual Property Rights used by a Target Group Entity in connection with the Business but excluding the Intellectual Property Licences.

Parties Section means the section of this agreement headed “Parties”.

PCAOB means the Public Company Accounting Oversight Board.

Permitted Dividend means a dividend declared and paid under clause 5.6.

Personnel means, as applicable, a person’s Officers, employees, consultants or contractors (including sub-contractors and their employees).

Plant and Equipment means all plant, equipment (including computer equipment), motor vehicles, machinery, furniture, fixtures and fittings owned or used by the Target Group up to Completion.

Promisee has the meaning given to that term in clause 15.12.

Property Lease means each lease, sublease, licence or other arrangement as set out in Schedule 4.

Properties means the properties leased under the Property Leases, and any other premises owned or occupied by a Target Group Member to conduct the Business.

Providing Party means the party which provides Confidential Information.

Recipient means a party that received Confidential Information of a Providing Party.

Records means the originals and copies, in any form, of all files, data, reports, records, accounts, registers, correspondence, documents and other material relating to or used by a Target Group Member in connection with the Business including:

(a)	minute books, statutory books and registers, books of account and copies of business activity statements, fringe benefit tax and payroll tax returns;

(b)	sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, soundtracks and associated materials);

Hamilton Locke ▌Share Purchase Agreement	Annex A-13

(c)	lists of all clients, suppliers and customers;

(d)	financial records and accounts including ledgers, journals and books of account;

(e)	records of wages, employment benefits and other payroll and personnel information; and

(f)	records of and relating to the contracts entered into by a Target Group Member.

Registration Rights Agreement means the registration rights agreement to be entered into by each of Sow Good, the Seller, the Broker and the Lenders, in form and substance reasonably acceptable to Sow Good.

Reimbursable Expense has the meaning given to that term in clause 14.4.

Related Body Corporate has the meaning given in section 50 of the Corporations Act, whereby where a body corporate is:

(a)	a holding company of another body corporate; or

(b)	a subsidiary of another body corporate; or

(c)	a subsidiary of a holding company of another body corporate;

the first-mentioned body and the other body are related to each other.

Representative of a party, means its Personnel, agents, auditors, legal advisers, bankers, financiers or financial advisers, or of any of its Related Bodies Corporate.

Resolved Claim means any Claim or Tax Claim in respect of which notice has been given by the Buyer to the Seller before the Retention Date and which has been resolved by:

(a)	the Buyer withdrawing the Claim or Tax Claim;

(b)	the Seller and the Buyer agreeing in writing the amount to be paid in settlement of the Claim or Tax Claim; or

(c)	a court of competent jurisdiction making a final award of damages, or a determination that no damages are payable, in respect of the Claim or Tax Claim.

Responsible Party means, in respect of a Condition, a person listed as the responsible party in respect of that Condition.

Returns has the meaning given to that term in Seller Warranty 12(a).

Rights Agent means the financial institution designated by Sow Good to act as the rights agent under the CVR Agreement, which financial institution shall be reasonably acceptable to Seller.

Sale Shares means, collectively, the following (which as at the Execution Date constitutes all of the issued capital in the Targets):

(a)	3 ordinary shares of TZS 1,333 each in Uranex; and

(b)	100 ordinary shares of TZS 1,000 each in Magnis Tech.

Sarbanes-Oxley Act means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

SEC means the Securities and Exchange Commission.

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Securities means shares, units, preference shares, warrants, options or other equity interests to acquire shares or rights or securities convertible, exchangeable or exercisable into, shares, preference shares, warrants or options.

Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Sellers means Magnis Tech, Uranex, Uranex ESIP and Seller.

Sellers Consideration Shares means the Consideration Shares minus the Escrow Shares, minus the Broker Payoff Shares, minus the Lender Payoff Shares, to be issued to Seller subject to and in accordance with clause 6.3(a).

Sellers DD Folder means the drop-box folder titled “UTL MTL DD” agreed by the Sellers and the Buyer on or before the Execution Date and which contains disclosures in respect of the Seller Warranties, and includes all of its schedules and annexures (as relevant).

Seller Warranty means the representations and warranties set out in Schedule 1.

SIS Act means Superannuation Industry (Supervision) Act 1993 (Cth) and any applicable equivalent legislation anywhere in the world (including, without limitation, in Tanzania).

Sow Good means Sow Good Inc.

Sow Good Shares means common shares in the issued capital of Sow Good.

Sow Good Warranty means the representations and warranties set out in Schedule 3.

Stockholders Agreement means the stockholders agreement to be entered into by and among each of Sow Good, Seller, Broker and Lenders in substantially the form set out in Schedule 6.

Subscription Agreements means the subscription agreements to be entered into by each of the Broker and the Lenders, in form and substance reasonably acceptable to Sow Good, pursuant to which each of the Broker and the Lenders shall have (i) agreed to receive the Broker Payoff Shares or the Lender Payoff Shares, as the case may be, in full satisfaction of amounts due to them from the Seller and (ii) made such representations, warranties, and acknowledgments as are required under applicable securities laws, including with respect to accredited investor status and investment intent.

Sunset Date means 15 October 2026.

Superannuation Legislation means the Superannuation Guarantee (Administration) Act 1992 (Cth) and any applicable equivalent legislation anywhere in the world (including, without limitation, in Tanzania).

System has the meaning given to that term in Seller Warranty 18(a).

TAA means the Taxation Administration Act 1953 (Cth).

Takeover Law means a “business combination”, “control share acquisition”, “fair price”, “moratorium” or other anti-takeover Laws.

Target Group means the Targets and their Related Bodies Corporate and Target Group Member means any one of them.

Targets means, collectively, Uranex and Magnis Tech.

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Tax, Taxes or Taxation means all forms of present and future taxes, fees, excise, Duty, imposts, deductions, charges, withholdings, rates, levies or other governmental impositions imposed, assessed, levied or charged by any Government Agency, and includes capital gains tax, income tax, GST, payroll tax and land tax, together with all interest, penalties, fines, expenses and other additional statutory charges relating to any of them.

Tax Authority means the Tanzania Revenue Authority and any local, municipal, governmental, state, federal or other fiscal, revenue, customs or excise authority, body or official anywhere in the world that administers Tax.

Tax Act means any legislation or statute of any jurisdiction that imposes or administers Tax on a party or a Target Group Member, as the context requires, including (without limitation) the Income Tax Assessment Act 1936 (Cth), the Income Tax Assessment Act 1997 (Cth) and the TAA.

Tax Claim means any Claim arising from a breach of a Tax Warranty or pursuant to the General Indemnity (to the extent it relates to a breach of a Tax Warranty) or pursuant to the Tax Indemnity.

Tax Costs means all reasonable costs and expenses incurred in:

(a)	managing an inquiry; or

(b)	conducting any litigation, dispute, process, alternative dispute resolution process or similar action,

in relation to Tax, but does not include Tax.

Tax Demand means:

(a)	any assessment, notice or demand or any other document issued or action taken by or on behalf of any Government Agency in respect of Tax that relates to a period before and up to the Completion Date;

(b)	any document received from a Government Agency administering any Tax assessing, imposing, claiming or indicating an intention to claim any Tax that relates to a period before and up to the Completion Date; or

(c)	lodgement of a Tax Return or request for an amendment of a lodged Tax Return that relates to a period before and up to the Completion Date,

in any case which may lead to a Tax Claim.

Tax Demand Amount means:

(a)	the amount required to be paid in respect of Tax to a Government Agency as a result of a Tax Demand, including a Tax Demand issued to a Target Group Member;

(b)	the amount required to be paid to a Government Agency as a result of a Tax Demand issued to a Target Group Member relating to the recovery by the Government Agency of all or part of a Tax incentive (including any R&D tax offsets), concession or other form of relief allowed to or applied by a Target Group Member before the Completion Date;

(c)	the amount of any credit, rebate or refund of Tax or, in respect of franking credits generated after the Completion Date, franking credits lost to or paid as a result of a Tax Demand issued to a Target Group Member; or

Hamilton Locke ▌Share Purchase Agreement	Annex A-16

(d)	the amount of the loss of any relief, allowance, deduction or loss carried forward, as a result of a Tax Demand issued to a Target Group Member, multiplied by the rate of Tax applicable to companies in the year to which the Tax Demand relates, plus any associated fines, additional tax, interest or penalties.

Tax Enquiry has the meaning given to that term in clause 8.5(a).

Tax Enquiry Notification has the meaning given to that term in clause 8.5(a).

Tax Expert means:

(a)	an independent tax expert agreed in writing by the Buyer and the Seller; or

(b)	if the Buyer and the Seller are unable to agree, an independent tax expert nominated by the head for the time being of the prevailing professional tax body or institute in the jurisdiction most relevant to the Tax matter in dispute, provided that the tax expert, or the firm to which the independent tax expert belongs, must not be the current auditor, accountant or advisor of a Buyer Group Member, Target Group Member or a Seller.

Tax Indemnity means the indemnity given by the Seller in clause 9.4.

Tax Law means any Law relating to Tax.

Tax Return means any return, filing, form or statement in connection with any Tax which is required under the Tax Act, the GST Act or any other Law to be lodged, filed or submitted with any Government Agency in respect of Tax.

Tenements means the tenements of the Targets, including (without limitation) those detailed in Schedule 1, including any extension, renewals, consolidations, replacements or amendments thereto and all rights associated with any of the foregoing, including (without limitation) the right to treat mineral bearing material located in or on them.

Third Party means a party that is not a party to this agreement or a Related Body Corporate of a party to this agreement.

Third Party Claim means a Claim made or threatened by a Third Party against the Buyer or a Target Group Member, but excluding any Claim in respect of which clause 8.4(a) applies.

Transaction means the sale and purchase of the Sale Shares under this agreement.

Transaction Agreements means, collectively, the following agreements:

(a)	this agreement;

(b)	the CVR Agreement and the Contingent Value Rights;

(c)	the Stockholders Agreement;

(d)	the Subscription Agreements;

(e)	the Registration Rights Agreement; and

(f)	such other agreements as agreed between the Buyer and the Seller in writing as being ‘Transaction Agreements’.

Unresolved Claim means any Claim or Tax Claim in respect of which notice has been given by the Buyer to the Seller before the Retention Date which is not a Resolved Claim.

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Written Consent means the written consent to approve and adopt this Agreement and the issuance of the Consideration Shares by Sow Good to the Consideration Recipients pursuant to clause 3.1, in accordance with Section 228 of the DGCL.

1.2	Interpretation

(a)	In this agreement, unless the context requires otherwise:

(i)	the singular includes the plural and vice versa;

(ii)	a gender includes the other genders;

(iii)	other grammatical forms of defined words or expressions has a corresponding meaning;

(iv)	a reference to a clause, schedule, annexure or appendix is a reference to a clause, schedule, annexure or appendix in this agreement;

(v)	a reference to a document includes the document as modified, extended or supplemented from time to time and any document replacing, novating or restating it;

(vi)	this agreement includes the background, any schedules and any annexures;

(vii)	a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(viii)	a reference to a party is to a party to this agreement and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(ix)	if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

(x)	the word “person” includes a natural person, partnership, body corporate, association, government or local authority, agency and any body or entity whether incorporated or not;

(xi)	the word “month” means calendar month and the word “year” means 12 months;

(xii)	writing includes all modes of representing or reproducing words in a legible, permanent and visible form;

(xiii)	a reference to a thing (including a right) includes a part of that thing but nothing in this clause implies that part performance of an obligation constitutes performance of the obligation;

(xiv)	a reference to all or any part of a statute, rule, regulation or ordinance (statute) includes that statute as amended, consolidated, re-enacted or replaced from time to time;

(xv)	money amounts are stated in Australian currency;

(xvi)	a reference to time is to Sydney, New South Wales, Australia time;

(xvii)	a period of time starting from a given day or the day of an act or event, is to be calculated exclusive of that day;

Hamilton Locke ▌Share Purchase Agreement	Annex A-18

(xviii)	if a party must do something under this agreement on or by a given day and it is done after 5.00pm on that day, it is taken to be done on the next day;

(xix)	any body which no longer exists or has been reconstituted, renamed, replaced or whose powers or functions have been removed or transferred to another body or agency, is a reference to the body which most closely serves the purposes or objects of the first-mentioned body;

(xx)	any agreements, representation, warranty or indemnity in favour of two or more parties (whether those parties are included in the same defined term or not) is for the benefit of them jointly and severally;

(xxi)	where amounts delineated in this agreement in Australian Dollars are to be paid in United States dollars, or used to determine the number of shares to be issued pursuant to this agreement, then the applicable foreign exchange rate is 0.7149 AUD/USD, which is the AUD/USD exchange rate posted by the Reserve Bank of Australia as of the date hereof;

(xxii)	any reference to a document being “in agreed form” means a document in a form agreed by the relevant parties before the signing of this document and either:

(A)	entered into on the Execution Date by the relevant parties; or

(B)	confirmed in writing by the relevant parties or on their behalf, with any such amendments as they may subsequently agree;

(xxiii)	a reference in this agreement to a Seller’s awareness, knowledge or belief is a reference to the actual awareness, knowledge or belief of the directors of the board of the Seller from time to time and includes any awareness, knowledge or belief they would have had if they had made all reasonable enquiries to ensure that such awareness is true, accurate and not misleading; and

(xxiv)	a reference in this agreement to a Buyer’s or Sow Good’s awareness, knowledge or belief is a reference to the actual awareness, knowledge or belief of Nochum Halevi and includes any awareness, knowledge or belief they would have had if they had made all reasonable enquiries to ensure that such awareness is true, accurate and not misleading.

(b)	In this agreement:

(i)	headings and sub-headings are used for convenience only and do not affect the interpretation of this agreement;

(ii)	no provision of this agreement may be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or the preparation or proposal of that provision; and

(iii)	wherever “include”, “for example” or any form of those words or similar expression is used, it means including without limitation.

1.3	Party as trustee

In this agreement, unless the context requires otherwise:

(a)	if any party (Trustee) enters into this agreement in the capacity as trustee of any trust (Trust) under any trust deed, deed of settlement or other instrument (Trust Deed), and whether or not any other party has notice of the Trust, then the Trustee enters into this agreement both as trustee of the Trust and in its personal capacity; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-19

(b)	no change of trustee of the Trust (including any appointment of an additional trustee) can occur without the prior written consent of the other parties, which consent must not be unreasonably withheld or delayed.

1.4	Basis of Target Group’s obligations

(a)	Unless this agreement provides otherwise, the obligations of the Target Group under this agreement are joint and several.

(b)	A failure of any Target Group Member to perform an obligation of it under this agreement does not relieve any other Target Group Member of its liability to perform its obligations under this agreement.

2.	Agreement to buy and sell

2.1	Sale and purchase

The Seller agrees to sell the Sale Shares to the Buyer (or its nominee(s)), and the Buyer agrees to purchase the Sale Shares from the Seller, in consideration for Sow Good issuing the (a) Sow Good Shares underlying the Consideration, and (b) the Contingent Value Rights, in each case, at the times and subject to and otherwise in accordance with this agreement and the CVR Agreement.

2.2	Encumbrances and rights

The Seller must transfer the Sale Shares to the Buyer at Completion:

(a)	free from any Encumbrance; and

(b)	together with all benefits and rights, including dividend and voting rights, attached or accrued to them on or after Completion.

2.3	Title and risk

The title to and the risk of the Sale Shares:

(a)	until Completion, remains solely with the Seller; and

(b)	on and from Completion, passes from the Seller to the Buyer.

2.4	Nominee

(a)	Sow Good may, at its sole discretion at any time prior to Completion by written notice to the Seller, nominate one or more nominee companies that are wholly owned subsidiaries of it to take the transfer of the Sale Shares.

3.	Consideration

3.1	Consideration

The Consideration for the Sale Shares will comprise:

(a)	the Sellers Consideration Shares, which will be issued on Completion in accordance with clause 6.3(a);

Hamilton Locke ▌Share Purchase Agreement	Annex A-20

(b)	the Contingent Value Rights, which will be issued on Completion in accordance with clause 6.3(b) (which, for the avoidance of doubt, will entitle the holder(s) thereof to receive a fractional interest in any Escrow Shares as and when issued pursuant to this agreement and the CVR Agreement);

(c)	the Broker Payoff Shares, which will be issued on Completion in accordance with clause 6.3(c); and

(d)	the Lender Payoff Shares, which will be issued on Completion in accordance with clause 6.3(d).

3.2	Acknowledgement

The Seller acknowledges that the Consideration represents the total aggregate consideration to be satisfied by Sow Good (and the Buyer) to acquire the Sale Shares and to take assignment of the Existing Intercompany Debt pursuant to the Existing Intercompany Debt Novation.

4.	Conditions precedent

4.1	Conditions precedent to Completion

Completion is subject to and conditional on each of the following Conditions being satisfied or waived:

No.	Condition		Responsible Party	Beneficiary
(a)	Encumbrances: The Seller produce evidence satisfactory to the Buyer that it has obtained duly executed releases and discharges of all Encumbrances to the extent registered against assets owned by a Target Group Member and used in the Business, and, in respect of each Encumbrance.		Seller	Buyer
(b)	Fair Competition Commission:		Buyer	Buyer and Seller
i.

the Fair Competition Commission issuing merger clearance certificate confirming that the Transaction will not result in a merger that creates or strengthens a position of dominance in a market and that the Transaction is therefore not prohibited; or

	ii.	the granting by the Fair Competition Commission of an exemption to the Transaction pursuant to section 13 of the Fair Competition Act, 2003.
(c)	Mining Commission: the Mining Commission in Tanzania approving the Transaction in accordance with section 158 of the Mining Act.		Seller	Buyer

Hamilton Locke ▌Share Purchase Agreement	Annex A-21

No.	Condition	Responsible Party	Beneficiary
(d)	Material Adverse Change: No Material Adverse Change has occurred between the Execution Date and Completion.	Seller	Buyer
(e)	Consents: The Seller obtain consent to the effective change in control of the Targets from the relevant counterparties to each of the Material Contracts, which consent is unconditional or subject only to conditions acceptable to the Buyer.	Seller	Buyer
(f)	Transaction Agreements: The entry into each other Transaction Agreement by the relevant parties.	Both	Buyer
(g)	Written Consent: The Written Consent shall have been duly executed and delivered by stockholders of Sow Good holding a majority of the outstanding common stock of Sow Good.	Buyer	Both
(h)	Information Statement: At least 20 calendar days shall have lapsed since Sow Good mailed to Sow Good’s stockholders the Information Statement as contemplated by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act) and no proceedings relating to the Information Statement have been initiated or threatened by the SEC.	Buyer	Both
(i)	Existing Intercompany Debt Novation: The Existing Intercompany Debt Novation shall have been duly executed by each of the Seller and Sow Good in the agreed form, and each party shall have delivered a duly executed counterpart thereof to the other party.	Both	Both
(j)	Exchange Listing: The Consideration Shares shall have been approved for listing on the Exchange, subject to official notice of issuance.	Buyer	Both
(k)	No Rescission or Repudiation by Broker or Lenders: None of the Broker or the Lenders shall have rescinded, or attempted or threatened to rescind, its execution and delivery of the Subscription Agreement, the Registration Rights Agreement or the Stockholder Agreement, or otherwise repudiated, or taken any action or made any statement that would reasonably be expected to call into question the binding nature, enforceability or its future performance of, its Subscription Agreement, the Registration Rights Agreement or the Stockholder Agreement.	Both	Both
(l)	Debt at Completion Debt at Completion (excluding the Existing Intercompany Debt and amounts to be extinguished pursuant to the Lender Subscription Agreements) shall not exceed AUD$100,000 as at the Completion Date	Seller	Buyer

Hamilton Locke ▌Share Purchase Agreement	Annex A-22

No.	Condition	Responsible Party	Beneficiary
(m)	Tax Confirmation Prior to Completion, the Seller shall have delivered to the Buyer:	Seller	Buyer
(a)

a written confirmation from the Seller’s Australian tax advisors, in form and substance satisfactory to the Buyer (acting reasonably), quantifying the estimated CGT Withholding Amount (if any) payable by the Buyer to the Australian Taxation Office under section 14-200 of Schedule 1 to the Tax Act in connection with the Transaction, provided that if the Seller has delivered a valid CGT Declaration pursuant to clause 11 confirming Australian residency, the CGT Withholding Amount shall be nil and no confirmation shall be required under this paragraph (a); and

(b)

a written confirmation from the Seller’s Tanzanian tax advisors, in form and substance satisfactory to the Buyer (acting reasonably), quantifying the estimated amount of Tanzanian capital gains tax or withholding tax payable in connection with the Transaction (Tanzanian Tax Amount).

For the avoidance of doubt, any CGT Withholding Amount and any Tanzanian Tax Amount shall be borne solely by the Seller and, to the extent not already reflected in the definition of Debt or otherwise deducted from the Consideration, shall be deducted from the Sellers’ Consideration Shares at Completion by reducing the AUD$150,000,000 figure in the definition of Consideration Shares by the multiplying the aggregate of the CGT Withholding Amount and the Tanzanian Tax Amount (each as converted to AUD at the applicable RBA exchange rate as of the date of public announcement of the Transaction) by 2.

(n)	Satisfactory Tanzanian Due Diligence. The Buyer having, in its sole discretion, received and reviewed legal due diligence reports from its Tanzanian counsel in respect of the Target Group’s Tanzanian operations, assets, Tenements and regulatory position, and being satisfied (in its sole discretion) with the results of such due diligence, including that no Tanzanian law, title, regulatory, environmental, tax, anti-corruption, labour, or other issues exist which the Buyer reasonably considers to be materially adverse to the Business, the Target Group or the Tenements.	Seller	Buyer

Hamilton Locke ▌Share Purchase Agreement	Annex A-23

4.2	Duties in relation to Conditions

Each party must use its reasonable endeavours to ensure that the Conditions are satisfied as soon as reasonably practicable after the Execution Date.

(a)	Any third party costs associated with satisfying a Condition must be borne by the Responsible Party. If there is more than one Responsible Party, then any third party costs must be borne by the parties in equal proportions.

(b)	Each party must:

(i)	do everything reasonably required to satisfy the relevant Condition having regard to the nature of the Condition;

(ii)	supply each other party with copies of all applications made and documents supplied for the purpose of satisfying any Condition;

(iii)	keep each other party informed of the progress towards satisfaction of its obligations under clause 4.1;

(iv)	co-operate with each other party in approaching the relevant Government Agency or Third Party for the purposes of satisfying the Conditions, including allow the other party the opportunity to be present at any meetings with any such Government Agency;

(v)	not take any action that would, or could reasonably be expected to, prevent or hinder the satisfaction of any Condition;

(vi)	notify each other party if a Condition becomes incapable of being satisfied before the Sunset Date; and

(vii)	within 2 Business Days of a party becoming aware that a Condition has been satisfied, notify each other party in writing of that fact.

4.3	Satisfaction by waiver

A Condition may be waived only by the Beneficiary by giving notice of the waiver to the other parties (but only to the extent set out in the waiver).

4.4	Failure to satisfy Conditions prior to Sunset Date

If the Conditions have not been satisfied or waived on or before the Sunset Date, or have become incapable of satisfaction before the Sunset Date, then this agreement may be immediately terminated by the Buyer (provided that the terminating party has complied with its obligations under clause 4.2), by giving notice to the other parties in which case:

(a)	all parties are released from their obligations under this agreement, other than in respect of the Continuing Clauses;

(b)	each party retains the rights it has against any other party for any past breach of this agreement; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-24

(c)	the Buyer must promptly:

(i)	return to the Seller or destroy all documents and other materials constituting Confidential Information or otherwise provided under clause 4.2 which is in the possession or control of the Buyer or its Representatives, and provide the Seller with evidence of such destruction (if applicable); and

(ii)	delete all of the Confidential Information in the possession or control of the Buyer or its Representatives, that is stored in an electronic or other medium and retrievable in perceivable form.

4.5	No binding agreement for transfer

Nothing in this agreement will cause a binding agreement for the transfer of the Sale Shares to arise unless and until the Conditions have been satisfied or waived in accordance with clause 4.3 and the Buyer will not obtain rights in relation to the Sale Shares as a result of this agreement unless and until those Conditions have been satisfied or waived.

5.	Conduct prior to Completion

5.1	Conduct of Business

Except as otherwise provided in this agreement, the Seller must ensure that from the Execution Date until Completion, each Target Group Member manages and conducts the Business in the ordinary and normal course and at arms’ length.

5.2	Seller Negative Covenants

Subject to clause 5.5, the Seller must ensure that between the Execution Date and the Completion Date, each Target Group Member does not, without the prior written consent of the Buyer:

(a)	(Securities) create, grant, allot or issue any Securities or alter its share capital, including by splitting, consolidating, redeeming or buying back (or offering to buy back) any Securities;

(b)	(liquidation) voluntarily enter into any bankruptcy, insolvency, liquidation, winding up or similar proceeding;

(c)	(constitution) alter its constitution, certificate of incorporation or bylaws or analogous constituent document;

(d)	(dividends) declare, make or pay any dividend or other distribution other than a Permitted Dividend;

(e)	(debt) create, incur, assume or otherwise become liable in respect of any debt or enter into any new debt facilities, amend the terms of any existing debt facilities or drawn down on existing debt facilities, in each case where each debt or additional debt is incurred in excess of A$100,000;

(f)	(loans) make any loans, advances or capital contributions to any person;

(g)	(capital expenditure) make any capital expenditure that is, in aggregate, in excess of A$100,000;

(h)	(litigation) commence, compromise or settle any litigation or similar proceedings involving claims in excess of A$100,000;

Hamilton Locke ▌Share Purchase Agreement	Annex A-25

(i)	(business and contracts):

(i)	dispose of, create, or create any Encumbrance in respect of, any material asset of a Target Group Member (including, without limitation, the Tenements);

(ii)	do or omit to do anything that would jeopardise the validity and good standing of the Tenements or result in the cancellation of any of the Tenements except as required by law or the terms of the Tenement’s grant;

(iii)	other than as required by law, not voluntarily abandon, relinquish or surrender the Tenements or any part of the area of the Tenements without the consent of the Buyer. If the Seller is required to do so under the Mining Act, the Seller must first use reasonable endeavours to agree with the Buyer the area of the Tenements to be surrendered to comply with the compulsory relinquishment provisions of the Mining Act;

(iv)	acquire all or substantially all of the business or assets of any other person;

(v)	acquire or dispose of Securities in any body corporate or units in any trust, or enter into, or terminate, any partnership or joint venture;

(vi)	enter into, terminate or amend in a material respect any contract or commitment that is outside the ordinary course of business or that requires or may require payments to or by a Target Group Member in excess of A$100,000;

(vii)	enter into any real property lease or licence, or equipment hire purchase, short term lease or operating lease;

(viii)	guarantee, indemnify or give security for the obligations of any person except another Target Group Member in the ordinary course of trading;

(j)	(employees, consultants and contractors):

(i)	hire or terminate (other than for cause) any employee with an expected total compensation of more than A$100,000 per annum;

(ii)	vary the remuneration of any employee, consultant or contractor where such variation will result in the employee, consultant or contract having an expected total compensation of A$150,000 per annum or more;

(k)	(related party dealings) enter into any agreement or transaction with or make any payment or give any benefit to a Seller or any person that is a Related Body Corporate or Affiliate of a Seller;

(l)	(Tax matters):

(i)	make any Tax election or settle or compromise any Tax Demand or pay any Tax, unless that election, settlement, compromise or payment is required by Law;

(ii)	engage in any transaction, act or event which gives rise to any Tax Demand which is outside the ordinary course of business as it was conducted prior to the Execution Date;

(iii)	amend any lodged Tax Returns;

(iv)	make any material change to any Tax position unless required by Law; or

(m)	(agree) agree to do any of the things referred to in clauses 5.2(a) to 5.2(l).

Hamilton Locke ▌Share Purchase Agreement	Annex A-26

5.3	Buyer Negative Covenants

Subject to clause 5.5, the Buyer must ensure that between the Execution Date and the Completion Date, each Buyer Group Member does not, without the prior written consent of the Seller:

(a)	(liquidation) voluntarily enter into any bankruptcy, insolvency, liquidation, winding up or similar proceeding;

(b)	(constitution) alter its constitution, certificate of incorporation or bylaws or analogous constituent document;

(c)	(dividends) declare, make or pay any dividend or other distribution other than a Permitted Dividend;

(d)	(related party dealings) enter into any agreement or transaction with or make any payment or give any benefit to a Seller or any person that is a Related Body Corporate or Affiliate of a Seller;

(e)	(Tax matters):

(i)	change any material Tax election which is outside the ordinary course of business or settle or compromise any material Tax Demand, in each case, unless that election, settlement or compromise is required by Law;

(ii)	amend any filed Tax Returns; or

(iii)	make any material change to any income Tax position which is outside the ordinary course of business unless required by Law; or

(f)	(agree) agree to do any of the things referred to in clauses 5.3(a) - 5.3(e).

5.4	Buyer and Seller Positive Covenants

(a)	Subject to clause 5.3, the Seller must ensure that between the Execution Date and the Completion Date, each Target Group Member will:

(i)	deal exclusively with the Buyer (including, without limitation, indirectly through the Targets) with respect to the Tenements and not take any action or permit any omission in respect of the Tenements that could reasonably be considered to have a material adverse effect in relation to the Targets or Buyer;

(ii)	remain statutory exploration manager, such that it will be required to lodge all reports and returns with the relevant government agency by the relevant due date;

(iii)	obtain the prior written consent of the Buyer to enter into any agreement or arrangement in relation to the Tenements;

(iv)	execute and deliver all forms and notices and any response to any objection made or negotiations, determinations, arbitrations and court hearings in relation to the Tenements to keep the Tenements in good standing;

(v)	inform the Buyer whenever a relevant notification or communication is received in connection with the Tenements and to disclose to the Buyer any material content which may constitute a Material Adverse Change to this agreement; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-27

(vi)	obtain the prior written consent of the Buyer to:

(vii)	grant any rights to any third party in relation to the Tenements, or the minerals contained on, under or within the Tenements; or

(viii)	enter into any contract or willingly incur any liability which may affect the Tenements or vary the terms of any of the Tenements’ grant.

(b)	Within 45 days following the Execution Date and in lieu of calling a meeting of the stockholders of Sow Good, Sow Good shall use its reasonable best efforts to obtain the Written Consent from stockholders of Sow Good holding a majority of the outstanding common stock of Sow Good. Promptly following the receipt of the Written Consent duly executed by such stockholders, Sow Good will provide the Seller with a copy of such Written Consent. In connection with the Written Consent, Sow Good shall take all actions necessary and advisable to comply, and shall comply in all respects with, the DGCL, including Section 228 thereof, and the organizational documents of Sow Good.

(c)	As promptly as reasonably practical following the delivery of the Written Consent to the Seller:

(i)	Sow Good shall prepare and file with the SEC a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing (A) the information speciﬁed in Schedule 14C under the Exchange Act concerning the Written Consent and the transactions contemplated by this agreement (including the issuance of the Consideration Shares), and (B) the notice of action by written consent required by Section 228(e) of the DGCL (as amended or supplemented from time to time, the Information Statement). Sow Good shall (1) provide Seller with a draft of the Information Statement (and any amendment or supplement thereto) prior to ﬁling with the SEC, (2) provide the Seller and its counsel a reasonable opportunity to comment thereon, and (3) consider in good faith any comments to the draft Information Statement from the Seller or its counsel. The Seller shall provide Sow Good with all information concerning Seller and the Target Group as may be reasonably requested by Sow Good and is customarily included in an information statement so prepared. Each of the Seller, Sow Good and the Target Group shall promptly correct any information with respect to it or provided by it for use in the Information Statement if and to the extent, in the absence of such a correction, the Information Statement would contain a misstatement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and Sow Good shall disseminate such correction to Sow Good’s stockholders in an amendment or supplement and to cause such amendment or supplement to be ﬁled with the SEC. Sow Good shall notify the Seller promptly in writing upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Information Statement and shall promptly supply the Seller with copies of all such comments, requests and any other written correspondence between Sow Good or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Information Statement. Sow Good shall use its reasonable best eﬀorts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Information Statement and to resolve such comments with the SEC and cause the Information Statement to be ﬁled with the SEC in deﬁnitive form as contemplated by Rule 14c-5 under the Exchange Act, and shall use its reasonable best eﬀorts to cause the Information Statement to be disseminated in its deﬁnitive form to the Sow Good stockholders as promptly as reasonably practicable (and in any event within 3 Business Days thereof) after the ﬁrst to occur of (I) conﬁrmation

Hamilton Locke ▌Share Purchase Agreement	Annex A-28

from the SEC that it has no further comments on the Information Statement, (II) conﬁrmation from the SEC that the Information Statement is otherwise not to be reviewed or (III) expiration of the 10-day period after ﬁling the preliminary Information Statement in the event the SEC does not review the Information Statement. Sow Good shall set a record date for stockholders entitled to receive the Information Statement, and shall disseminate the Information Statement to stockholders of record as of such date. If Sow Good is required to ﬁle any other document with the SEC in connection with this agreement or the transactions contemplated thereby, Sow Good shall provide the Seller with a reasonable opportunity to review and to propose comments on any such document, which Sow Good shall consider in good faith.

(ii)	Sow Good agrees that the Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and that, at the time it is ﬁled with the SEC, at the time it is ﬁrst mailed to the stockholders of Sow Good or at the time of any amendment or supplement thereof, the Information Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by Sow Good with respect to statements included or incorporated by reference in the Information Statement based on information supplied in writing by or on behalf of the Seller or the Target Group for inclusion or incorporation by reference therein. The Seller agrees that none of the written information supplied or to be supplied by or on behalf of the Seller or the Target Group for inclusion or incorporation by reference in the Information Statement will, at the time it is ﬁled with the SEC or at the time it is ﬁrst mailed to the stockholders of Sow Good or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d)	In connection with and without limiting the foregoing, each party to this agreement shall take all reasonable action necessary to ensure that no Takeover Law is or becomes applicable to this agreement or the transactions contemplated hereby. If any Takeover Law becomes applicable to this agreement or any of the transactions contemplated hereby, each party to this agreement shall take all reasonable action necessary to ensure the transactions contemplated by this agreement shall be consummated as promptly as practicable on the terms required by, or provided for, in this agreement and otherwise to minimize the effect of such Law on the transactions contemplated by this agreement.

(e)	Sow Good shall use its reasonable best efforts to cause the Consideration Shares to be issued in connection with the transactions contemplated by this agreement to be listed on the Exchange, subject to the official notice of issuance prior to Completion.

(f)	The Seller shall use its reasonable best efforts to provide Sow Good with financial statements and other information with respect to the Target Group necessary to prepare the Completion Form 8-K (which at a minimum shall include audited financial statements, prepared in accordance with IFRS, for the Target Group as of and for the two years ended June 30, 2025 and corresponding unqualified audit opinions with respect thereto delivered under US Generally Accepted Auditing Standards or PCAOB auditing standards and unaudited financial statements for the Target Group as of and for the nine months ended March 31, 2026), and will reasonably cooperate with Sow Good’s preparation of, pro forma financial statements specified in the Completion Form 8-K and required to be included in such amendment. Notwithstanding the foregoing, in the event that the

Hamilton Locke ▌Share Purchase Agreement	Annex A-29

audited financial statements have been previously provided to Sow Good, such financial statements and accompanying audit report may be filed with the SEC at any time permitted by the Completion Form 8-K, and in all cases, Seller shall, and shall cause each of Target Group to, use its reasonable best efforts to obtain the consent of an auditor engaged by Sow Good to the filing of the relevant audit opinion. Seller shall bear all costs and expenses incurred by the Seller or the Target Group (including those of their respective Representatives) in connection with preparing such financial statements or obtaining such audit opinions.

(g)	The Seller shall, and shall cause each of the Target Group Members to, use its and their reasonable best efforts to ensure that the audited financial statements and corresponding unqualified audit opinions with respect thereto and the unaudited financial statements provided pursuant to clause 5.4(f) and clause 5.4(h) shall reflect the financial condition and results of operations of the Target Group.

(h)	The Seller shall, and shall cause each of the Target Group Members to, to the extent not otherwise already provided and if requested by Sow Good in writing, for the purposes of filing a registration statement under the Securities Act, use its and their reasonable best efforts to provide Sow Good as promptly as reasonably practicable following such request the financial statements required to be included in a registration statement under the Securities Act (which at a minimum shall include audited financial statements, prepared in accordance with IFRS, for the Target Group as of and for the two years ended June 30, 2025 and corresponding unqualified audit opinions with respect thereto delivered under US Generally Accepted Auditing Standards or PCAOB auditing standards and unaudited financial statements for the Target Group as of and for the nine months ended March 31, 2026), together with other information with respect to the Target Group necessary to prepare (and will reasonably cooperate with Sow Good’s preparation of) pro forma financial statements required to be included therein; and will use its reasonable best efforts to obtain, if so required under the Securities Act, an unqualified audit opinion under US Generally Accepted Auditing Standards or PCAOB auditing standards from an internationally recognized public accounting firm reasonably acceptable to Sow Good with respect to such financial statements and such firm’s consent to the filing of such report. Seller shall bear all costs and expenses incurred by Seller or the Target Group Members (including those of their respective Representatives) in connection with preparing such financial statements or obtaining such audit opinions.

5.5	Permitted acts

Nothing in clause 5.2 or 5.3 restricts a Seller or any Target Group Member from doing or omitting to do, any of the following:

(a)	(transaction) anything which it is specifically contemplated that a Seller or the Target Group Member must do in the transactions contemplated by this agreement or any document contemplated by or referred to in this agreement (including declaring or paying a Permitted Dividend);

(b)	(Buyer approval) anything which the Buyer approves in writing; or

(c)	(legal obligations) anything which is necessary to comply with any law or to meet its legal or contractual obligations.

5.6	Access to the Business

From the Execution Date until Completion, the Seller must ensure that the Target Group allows the Buyer, its employees, agents and Representatives, reasonable access to any premises at which a Target Group Member carries on the Business and the assets of the Target Group, including the Records to enable the Buyer, as is reasonably necessary, to:

(a)	become familiar with the Business and the affairs of the Target Group; and

(b)	investigate the accuracy of the Seller Warranties.

Hamilton Locke ▌Share Purchase Agreement	Annex A-30

5.7	Notice of material changes

If, before Completion:

(a)	any of the events identified in clause 5.2 occurs or is reasonably likely to occur or in clause 5.3 fails to occur or is reasonably likely to fail to occur; or

(b)	an event occurs that has, or may have, a material effect on the prospects, operation, profitability or value of the Business as currently carried on by the Target Group or the value of the Sale Shares, the Seller must, immediately on becoming aware of that event, give written notice to the Buyer fully describing the event.

5.8	Termination

The Buyer may terminate this agreement if any of the events specified in clause 5.2 occurs or is reasonably likely to occur or in clause 5.3 fails to occur or is reasonably likely to fail to occur before Completion.

5.9	Notice to Seller

At least 3 Business Days before Completion, the Buyer shall give the Seller a notice setting out:

(a)	details of its nominees to be appointed as directors, secretary and public officer of each Target Group Member from Completion;

(b)	the name of each person who is required to resign as a director, secretary or public officer of each Target Group Member from Completion;

(c)	the new registered office of each Target Group Member from Completion; and

(d)	the proposed changes to the signatories of the Target Group Members’ bank accounts from Completion.

5.10	No discussions

From the Execution Date until Completion, the Seller must not solicit or respond to any enquiries or proposals by any person, other than the Buyer, regarding an acquisition of any Sale Shares or a sale of part of all of the Business.

5.11	Break Fee

If this agreement is terminated as a result of the Seller’s breach of clause 4.2, 5.2 or 5.3, or the failure of any Condition to be satisfied in accordance with clause 4.1 where such failure is attributable to the Seller, and in each case such breach or failure arises as a result of the Seller’s reliance on a third party, the Seller must pay the Buyer a break fee of AUD7,500,000.

6.	Completion

6.1	Time and place for Completion

Completion must occur at 12.00pm on the Completion Date:

(a)	electronically, by way of email document exchange, without any physical meeting occurring; or

(b)	any other place or time agreed in writing between the Seller and the Buyer (including remotely).

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6.2	Seller’s obligations at Completion

On or before Completion the Seller must:

(a)	deliver or cause to be delivered to the Buyer:

(i)	(transfers) original share transfer form of the Sale Shares in favour of the Buyer in registrable form signed by the relevant Seller;

(ii)	(share certificates) original share certificates (or, in respect of any lost or destroyed share certificates, a replacement share certificate accompanied by a declaration for a lost or destroyed share certificate in agreed form) in respect of the Sale Shares;

(iii)	(register of members) the register of members of each Target Group Member;

(iv)	(BRELA Log-In details) details of the BRELA Username and Password for Uranex and Magnis Tech;

(v)	(Records) the Records of each Target Group Member, which Records will be deemed to have been delivered on Completion if they are left at the premises of the respective Target Group Member;

(vi)	(bank account authorities) a duly completed authority for the alteration of the signatories of every bank account of the Target Group Members in the manner notified by the Buyer under clause 5.9(d);

(vii)	(Conditions) any consents, waivers, evidence or documents necessary to evidence to the Buyer’s satisfaction (acting reasonably) that each Condition has been and remains satisfied;

(viii)	(resignations) written resignations from any resigning director, secretary or public officer notified to the Seller by the Buyer under clause 5.9(b) in a form provided by the Buyer to the Seller;

(ix)	(release of Encumbrances over Sale Shares) duly executed releases and discharges of all Encumbrances or other Third Party interests to the extent registered against the Sale Shares, and, in respect of each Encumbrance, an undertaking to procure the removal of each Encumbrance as soon as practicable after Completion;

(x)	(intercompany / shareholder loans) evidence satisfactory to the Buyer that all related party, intercompany and shareholder loans have been repaid (other than the Existing Intercompany Debt); and

(xi)	(release of Encumbrances over assets) duly executed releases and discharges of all Encumbrances to the extent registered against assets owned by a Target Group Member and used in the Business, and, in respect of each Encumbrance;

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(xii)	(No Debt): written evidence to the satisfaction of the Buyer that there is no Debt (other than the Existing Intercompany Debt and obligations pursuant to continuing lease agreements) immediately prior to Completion;

(xiii)	(Existing Intercompany Debt Novation): a copy of the Existing Intercompany Debt Novation, duly executed by the Seller;

(xiv)	(Broker’s Subscription Agreement): an executed copy of the Subscription Agreement with the Broker pursuant to which the Broker agrees to receive the Broker Payoff Shares in lieu of cash and provide accredited investor warranties;

(xv)	(Lenders’ Subscription Agreement): an executed copy of the Subscription Agreements with each of the Lenders pursuant to which each such Lender agrees to receive the Lender Payoff Shares in full and final satisfaction of their Debt and provide accredited investor warranties;

(xvi)	(Registration Rights Agreement): a copy of the Registration Rights Agreement, duly executed by the Seller, Broker and Lenders;

(xvii)	(Stockholders Agreement): a copy of the Stockholders Agreement, duly executed by the Seller, Broker and Lenders; and

(xviii)	(CVR Agreement); a copy of the CVR Agreement, duly executed by the Seller;

(b)	(director resolutions) deliver to the Buyer copies of board minutes or written resolutions of the directors of each Target Group Member, pursuant to which the directors of each Target Group Member resolves (subject to Completion occurring):

(i)	in respect of the Targets only, to register the transfers for the Sale Shares and enter the Buyer in its register of members as the holder of the Sale Shares, subject to payment of any applicable Duty by the Buyer;

(ii)	in respect of the Targets only, to cancel the existing share certificates for the Sale Shares and issue a new certificate for the Sale Shares in the Buyer’s name;

(iii)	to appoint the Buyer’s nominees notified pursuant to clause 5.9(a), as the directors, the secretary and the public officer of the Targets, subject to receipt of their signed consent to act;

(iv)	to approve the changes to the bank account signatories of the Target Group Member’s bank accounts notified by the Buyer under clause 5.9(d);

(v)	to accept the resignation of any existing directors, alternate directors, secretary and public officer of the Target Group Members who are resigning on and from Completion as notified by the Buyer pursuant to clause 5.9(a); and

(vi)	with effect from Completion, to change the registered office of each Target Group Member to the address notified by the Buyer under clause 5.9(c); and

(c)	(other acts) do all other acts and execute all other documents that this agreement requires a Seller to do or execute at Completion.

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6.3	Sow Good’s obligations at Completion

At Completion, Sow Good or the Buyer, as the case may be, must:

(a)	(Sellers Consideration Shares) issue the Sellers Consideration Shares to Seller;

(b)	(Contingent Value Rights) issue the Contingent Value Rights to Seller;

(c)	(Broker Payoff Shares) issue the Broker Payoff Shares to the Broker in accordance with the Broker’s Subscription Agreement;

(d)	(Lender Payoff Shares) issue the Lender Payoff Shares to the Lenders in accordance with each such Lender’s Subscription Agreement;

(e)	(transfers) deliver to the Seller a counterpart of the original share transfer form of the Sale Shares in registrable form signed by the Buyer;

(f)	(consents to act) deliver to the Seller the signed consents to act signed by each of the Buyer’s nominees and signed occupier’s consent (if required) under clause 5.9(a);

(g)	(other acts) do all other acts and execute all other documents that this agreement requires the Buyer and Sow Good to do or execute at Completion;

(h)	(Existing Intercompany Debt Novation): deliver to the Seller a copy of the Existing Intercompany Debt Novation, duly executed by Sow Good;

(i)	(Registration Rights Agreement): a copy of the Registration Rights Agreement, duly executed by Sow Good;

(j)	(Stockholders Agreement); a copy of the Stockholders Agreement, duly executed by Sow Good; and

(k)	(CVR Agreement); a copy of the CVR Agreement, duly executed by each of Sow Good and the Rights Agent.

6.4	Conditions of Completion

(a)	The obligations under clauses 6.2 and 6.3 (other than a requirement that has been waived under clause 6.5) are interdependent and must take place, to the extent possible, simultaneously. Completion is conditional on, and will not be taken to have occurred until all of the respective obligations have been complied with under clauses 6.2 and 6.3 (other than a requirement that has been waived under clause 6.5).

(b)	If any Party (Defaulting Party) fails to fully comply with their obligations to complete this agreement, then any other Party (not being a Defaulting Party) (Notifying Party) may give the Defaulting Party a notice requiring the Defaulting Party to satisfy those obligations within a period of up to 10 Business Days from the date of the notice.

(c)	If the Defaulting Party fails to satisfy those obligations within the time stipulated in clause 6.4(b), then the Notifying Party may, without limiting any other rights it may have, terminate this agreement.

(d)	Upon termination of this agreement pursuant to clause 6.4(c);

(i)	the Buyer must promptly:

(A)	return to the Seller or destroy all documents and other materials constituting Confidential Information or otherwise provided under this clause 6 which is in the possession or control of the Buyer or its Representatives, and provide the Seller with evidence of such destruction (if applicable);

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(B)	delete all of the Confidential Information in the possession or control of the Buyer or its Representatives, that is stored in an electronic or other medium and retrievable in perceivable form; and

(ii)	The Seller must promptly:

(A)	repay to the other all payments received by it under this clause 6; and

(B)	do everything reasonably required by the other to reverse any action taken under this clause 6,

without prejudice to any other rights any party may have in respect of that failure.

6.5	Delayed delivery of Completion items

The Buyer may, by notice to the Seller on or before Completion, waive the requirement of the Seller to comply with one or more of the requirements referred to in clause 6.2, in which case Completion will still occur and the Seller are not required to comply with the requirements specified in the notice on or before Completion.

7.	After Completion

7.1	Access to Records

(a)	The Seller may retain after Completion copies of any Records necessary for that Seller to comply with any applicable Law (including Tax Law) and to prepare Tax and other returns required of that Seller by Law.

(b)	The Buyer must ensure that the Target Group Members retain all Records required to be retained by Law existing at Completion until the date that is 7 years from the Completion Date or any other such period required by Law.

7.2	Wrong pockets

(a)	If, prior to, on or following Completion, it is determined by Buyers or Sellers that (i) the legal title to, any right to, or the beneficial interest in any property or asset (including tangible embodiments of intangible assets), used in the Business or necessary for the conduct of the Business (Missing Asset(s)), including any such Missing Asset(s) received on or following Completion, has not remained in, or been transferred to the Target Group at Completion or is otherwise held by or following Completion is received by Seller or any of its Affiliates, or (ii) the Target Group is responsible for any Liabilities other than Liabilities included in the Adjustment Amount or satisfied pursuant to the Subscription Agreements with the Broker or the Lenders (Seller Liabilities), the Seller will, or will cause its Affiliate (as applicable) (Seller’s Transferor), to hold any such Missing Asset(s)on trust for the Target Group or pay for, reimburse and hold harmless the Target Group from and against any such Seller Liabilities, until such time as the transfer or assumption described in clause 7.2(b) below is completed, in each case for no additional consideration.

(b)	The Seller must, or procure the applicable Seller’s Transferor to, at the Seller’s cost:

(i)	immediately notify the Buyer upon it becoming aware that there are any Missing Assets in its possession or control or that any Seller Liability exists;

(ii)	as soon as practicable and on terms that no consideration is provided by any person for such transfer (and inclusive of net benefits accrued since Completion but free of any Encumbrance) or assumption, as the case may be, (A) transfer or procure the transfer of any such Missing Assets to the Target Group or, if necessary, rescind any acceptance of such Missing Asset(s), as the case may be, and (B) pay for, assume, reimburse and hold harmless the Target Group from and against any such Seller Liabilities;

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(iii)	execute all documents and do or procure to be done all such further reasonable acts or things as may be necessary to give effect to this clause; and

(iv)	the parties acknowledge and agree that there is no right of set-off regarding the Missing Asset(s) or the Seller Liabilities and the Seller may not withhold such payments or transfer or refuse to make such assumption, as applicable, in the event there is a dispute regarding this agreement, any of the Transaction Documents or any of the transactions contemplated by this agreement.

7.3	“Check-the-Box” Election

No later than 75 days after the Completion Date, Buyer shall have the right to make a “check-the-box” election, with an effective date prior to the Completion Date, for any Target Group Member selected by Buyer to be treated as an entity disregarded as separate from Seller for U.S. federal (and applicable state and local) income Tax purposes (any such election, a CTB Election). If a CTB Election shall be made pursuant to this clause 7.3, Seller, the Target Group and their respective Affiliates shall cooperate and assist in making the CTB Election, including (1) participating in the timely preparation and filing of IRS Form SS-4 (“Application for Employer Identification Number”) and IRS Form 8832 (“Entity Classification Election”) and (2) obtaining the signatures from the applicable signatories for such CTB Election to have an effective date prior to the Completion Date. Each of Seller, Buyer, the Target Group and their respective Affiliates shall file all applicable Tax Returns consistent with any CTB Elections.

8.	Tax matters

8.1	Pre-Completion Tax Returns

(a)	The Buyer shall (at the cost and expense of the Seller) prepare all Tax Returns that have not been lodged for periods of account ending on or before Completion and deliver a copy in draft form to the Seller for their review and comment (Pre-Completion Return).

(b)	The Buyer must deliver each Pre Completion Return to the Seller as soon as it is available but, to the extent practicable, no later than 20 Business Days (or for any Pre Completion Return that does not relate to income tax, to the extent practicable, 20 Business Days) before it is due to be filed (taking into account any extension of time to file the Pre Completion Return that has been properly obtained) for the Seller’s review and comment.

(c)	If the Seller objects to any items set out in the Pre Completion Return it must notify the Buyer of the objection as soon as it is aware of the objection but no later than 5 Business Days (or for any Pre Completion Return that does not relate to income tax, 3 Business Days) before the Pre Completion Return is due to be filed. If the Seller does not notify the Buyer of an objection within that period, the Seller is deemed to agree with the manner in which the Pre Completion Return has been prepared.

(d)	The parties agree to deal with each other in good faith to consider any comments that the Seller may have in relation to a Pre Completion Return or in relation to any Straddle Return (as that term is defined in clause 8.3(a)) and to the extent such comments cannot be agreed then clause 8.4 shall apply.

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(e)	The Seller will pay all Tax owed with respect to any Tax Return of the Target Group that relates to a pre Completion period no later than 5 days prior to the due date of such Tax liability.

8.2	Post Completion Date returns

The Buyer will, at its own cost and expense, have the sole control of the preparation and filing of all Tax Returns of the Target Group for any period which commences on or after the Completion Date, excluding a Straddle Return which is governed by clause 8.3.

8.3	Straddle returns

(a)	For any period of account which commences before but ends on or after the Completion Date (Straddle Period), the Buyer must as soon as practicable after the end of that period but, to the extent practicable, no later than 20 Business Days (or for any Straddle Return that does not relate to income tax, to the extent practicable, 20 Business Days) before the date for lodgement, prepare a Tax Return for that period and deliver a copy in draft form to the Seller for their review and comment (Straddle Return).

(b)	If the Seller objects to any items set out in the Straddle Return it must notify the Buyer of the objection as soon as it is aware of the objection but no later than 5 Business Days (or for any Straddle Return that does not relate to income tax, 3 Business Days) before the Straddle Return is due to be filed. If the Seller does not notify the Buyer of an objection within that period, the Seller is deemed to agree with the manner in which the Straddle Return has been prepared.

(c)	Both the Seller and the Buyer must co-operate fully with each other in the preparation of each Tax Return referred to in clause 8.3 and to the extent such Tax Returns cannot be agreed then clause 8.4 shall apply.

8.4	Disputes

(a)	If there is a dispute between the Buyer and the Sellers as to an amount or other item in a Pre-Completion Return or Straddle Return, then the disputing party must notify the other party of the disagreement or dispute no later than 5 Business Day before the due date of lodgement for lodgement of the Tax Return and the parties must attempt in good faith to resolve the dispute, and the relevant party must use all reasonable endeavours to obtain an extension date for lodgement or the relevant return so as to enable a resolution of the dispute.

(b)	If the parties cannot resolve the dispute by agreement, then the dispute is to be settled by a Tax Expert (the cost of which must be shared equally). The Tax Expert is to be appointed as an expert and not an arbitrator and will determine the procedures for settling the dispute. The decision of the Tax Expert is conclusive and binding on the parties in the absence of manifest error.

8.5	Tax Enquiries by Government Agency

(a)	If the Buyer or the Target Group Members receives a Tax Demand from any Government Agency (Tax Enquiry):

(i)	relating to the Target Group Members;

(ii)	wholly or partially in relation to the period before the Completion Date; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-37

(iii)	that would result in a Tax Claim,

then the Buyer or the Target Group Members must notify the Seller of that fact in writing within 10 Business Days after receipt of the Tax Enquiry (Tax Enquiry Notification).

(b)	The Tax Enquiry Notification must include:

(i)	all relevant details, including the Tax Demand, the Tax Demand Amount, any Tax Claim that could be made against the Seller as a result of the Tax Demand, relevant matters concerning the circumstances giving rise to the Tax Demand;

(ii)	an extract of any part of a Tax Demand that identifies the Liability or amount to which the Tax Claim relates or other evidence of the amount of the Tax Demand to which the Tax Claim relates; and

(iii)	a copy of any relevant written communication and notices, issued by a Government Agency with respect to the Tax Demand.

(c)	The Buyer must promptly notify the Seller of all material communications, written or otherwise, concerning or relevant to the Tax Enquiry and promptly provide the Seller with a copy of such communication where relevant.

(d)	Where a Tax Enquiry relates wholly to the period ending on or before the Completion Date, the Seller may, at their own expense and upon written notice to the Buyer;

(i)	control all discussions and communications with the relevant Government Agency in relation to the Tax Enquiry; and

(ii)	conduct defend and settle any issue against or in respect of the Target Group,

provided that the Seller does not settle any issue arising out of or in connection with the Tax Enquiry without the prior written consent of the Buyer (which shall not be unreasonably withheld).

(e)	The rights of the Seller under clauses 8.5(b) and 8.5(d) are conditional on the Seller having:

(i)	confirmed in writing that it will indemnify the Buyer and the Target Group against any Loss that the Target Group incurs as a result of the Seller assuming control of the Tax Enquiry pursuant to clause 8.5(d); and

(ii)	agreed to the conduct of the Tax Enquiry in good faith with regard to all matters material to the goodwill of the Buyer, taking into account the reasonable requirements of the Buyer as to the conduct.

(f)	For the avoidance of doubt, the Buyer and the Target Group have full control of all other Tax Enquiries concerning the Target Group for periods of account commenced after the Completion Date. The Seller must, at the request of the Buyer, provide all such assistance as is reasonably requested of it by the Buyer in the defence of the Tax Enquiry.

(g)	Where a Tax Enquiry concerns a Straddle Period, the Buyer may, and upon written notice to the Seller:

(i)	control all discussions and communications with the relevant Government Agency in relation to the Tax Enquiry; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-38

(ii)	conduct defend and settle any Tax issues arising from the Tax Enquiry.

(h)	Where clause 8.5(g) applies, if the parties are unable to reach agreement in relation to the manner in which to handle any discussions and communications with the Government Agency or the steps to be taken in relation to the conduct, defence and settlement of any Tax issues arising from the relevant Tax Enquiry, the Buyer may refer the matter to a Tax Expert to provide advice (the cost of which must be shared equally), in which case the parties will be taken to be fully cooperating to the extent that they act consistently with such advice.

9.	Warranties

9.1	Seller Warranties

(a)	Subject to the limitations in this agreement (including in clause 9):

(i)	The Seller severally represents and warrants that in respect of the Sale Shares held by such Seller only, each Title Warranty is true and accurate and not misleading or deceptive as at the Execution Date and at as at the Completion Date; and

(ii)	The Seller represents and warrants that each Seller Warranty (other than the Title Warranties) is true and accurate and not misleading or deceptive as at the Execution Date and as at the Completion Date.

(b)	The Seller acknowledges that the Buyer has entered into this agreement in reliance on the Seller Warranties.

(c)	The Seller Warranties are subject to, and qualified by, all matters which are Fairly Disclosed in the Sellers DD Folder.

9.2	Buyer Warranties

The Buyer represents and warrants that each Buyer Warranty is true and accurate and not misleading or deceptive as at the Execution Date and as at the Completion Date.

9.3	General indemnity

The Seller must indemnify the Buyer and the Targets from and against any Loss that the Buyer or the Targets pays, suffers, incurs or is liable for as a result of a breach of a Seller Warranty.

9.4	Specific indemnities

The Seller must indemnify and must keep indemnified the Buyer and the Targets against all Liabilities arising from or in connection with:

(a)	any Claims based on an event prior to Completion by any creditors of the Target or the Seller or shareholders of the Seller against the Buyer;

(b)	any Claims based on an event prior to Completion by any party against the Buyer claiming an interest in the assets of the Targets;

(c)	any Claims based on an event prior to Completion by any shareholder, officer or director of the Targets or the Seller against the Buyer (or Sow Good) including (without limitation) relating to any public statement made by the Seller regarding the Buyer following Completion;

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(d)	any Claim by an Employee for any wages, salary, commission, bonuses and other benefits or entitlements (including superannuation) that is related or connected to any period up to and including the Completion Date or any Claim of breach by a Target Group Member of its statutory, contractual, or other legal obligations to an Employee, including under any industrial award, that is related or connected to any period up to and including the Completion Date; or

(e)	any Claim that a contractor or former contractor engaged by a Target Group Member prior to Completion is an employee at common law or a deemed employee under any Law.

9.5	Tax Indemnity

The Seller must indemnify the Buyer Group Member and the Targets for:

(a)	the Tax Demand Amount in respect of any Tax Demand, to the extent that it relates to any period or part period up to Completion;

(b)	any Tax liability of a Target Group Member to the extent the Tax liability relates to any matter, act, transaction, omission or event which occurred or is taken to have occurred on or before Completion;

(c)	any Liability that the Buyer or the Target Group Members may suffer or incur as a result of the Buyer and the Target Group Members complying with clause 8.5;

(d)	all Tax Costs incurred by or on behalf of a Target Group Member or the Buyer to the extent that those Tax Costs arise from or relate to any of the matters for which the Seller is liable under this clause 9.5.

except to the extent:

(e)	the Tax Demand or Liability for Tax arises as a result of legislation or regulations not in force as at the Completion Date or as a result of any change of any Law after Completion (including where such changes have retrospective effect) unless the details of such legislation, enactment or change were announced to the public before the Execution Date;

(f)	the Tax is provided for in a like manner and extent in the Completion Statement, but not including any provision for a contingent liability included in a note to the Completion Statement;

(g)	the Tax Demand or Liability for Tax arises from or is increased by the failure by a Buyer Group Member after Completion to:

(i)	lodge any return, notice, objection or other document in relation to the subject matter of the Tax Demand;

(ii)	claim all or any portion of any relief, allowance, deduction, credit, rebate or right to repayment arising in respect of the period prior to Completion which would otherwise be available to reduce or eliminate the Tax Demand Amount or Liability for Tax;

(iii)	take any other action which a Buyer Group Member is required to take under any Laws relating to Tax; or

(h)	the Tax Demand or Liability for Tax arises out of the application by the Buyer or (after Completion) a Target Group Member for:

(i)	an amended Tax assessment; or

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(ii)	adjustment to a Tax Return or Tax assessment,

in relation to a period ending on or before Completion which may result in a Tax Claim, except with the prior written consent of the Seller or unless such amendment or adjustment is required by Tax Law.

9.6	Payments; Right of Offset

The Seller must make any payment due under this clause 9 no later than 10 Business Days after a demand made by the Buyer, provided that without prejudice to any other rights or obligations which may be available to the Buyer at law or in equity, the Buyer and/or Sow Good may at its election (in its sole and absolute discretion) offset any payments due under this clause 9 against Sow Good’s obligation to issue the Escrow Shares pursuant to the Contingent Value Rights and the CVR Agreement, by reducing the number of Sow Good Shares that comprise the Escrow Shares (for all purposes of this agreement, the Contingent Value Rights and the CVR Agreement) by a number equal to (a) the amount being so offset (as converted to USD pursuant to clause 1.2(a)(xxi), if applicable), divided by (b) the 10-Day VWAP (rounded up to the nearest whole Sow Good Share).

9.7	Gross Up Payments

If any amount payable by the Seller to the Buyer under or in connection with this agreement is subject to Tax (whether by way of deduction or withholding or direct assessment of the recipient), that amount must be increased by the amount necessary to ensure that after the deduction, withholding or payment of Tax, the Buyer will receive an amount equal to the sum otherwise required to be paid.

9.8	Withholding taxes

Notwithstanding anything in this Agreement, a Buyer Group Member or its Affiliates or its Representatives shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement, such amounts as the Buyer Group Member or its Affiliates or its Representatives is required to deduct and withhold under any Tax Law. Any such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. Any compensatory amounts, subject to payroll reporting and withholding, that are payable pursuant to or as contemplated by this Agreement shall be payable in accordance with the applicable payroll procedures.

9.9	Escrow Shares

(a)	Issuance of Escrow Shares. Subject to clause 9.9(b) (Pending Claims), the Escrow Shares shall be issued by Sow Good to the Rights Agent for further distribution to holder(s) of Contingent Value Rights pursuant to the CVR Agreement in two equal tranches as follows:

(i)	First Tranche: Fifty percent (50%) of the Escrow Shares shall be issued on the date falling twelve (12) months after Completion (the First Issuance Date); and

(ii)	Second Tranche: The remaining fifty percent (50%) of the Escrow Shares shall be issued on the date falling eighteen (18) months after Completion (the Second Issuance Date),

(each, a Issuance Date and together, the Issuance Dates).

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(b)	Pending Claims.

(i)	Definition. For the purposes of this clause, a Pending Claim means any claim for indemnification or other claim asserted by Buyer in writing in accordance with this agreement that has been submitted to Seller prior to the applicable Issuance Date and that remains unresolved as of such Issuance Date.

(ii)	Withholding of Shares. To the extent that any Pending Claim exists as of an applicable Issuance Date, Seller shall withhold, and not issue, a number of Escrow Shares that would have otherwise been issued on such Issuance Date, which is equal to (A) the amount of such Pending Claim (or, if multiple Pending Claims exist, the aggregate amount of all such Pending Claims) (as converted to USD pursuant to clause 1.2(a)(xxi), if applicable), divided by (B) the 10-Day VWAP (rounded up to the nearest whole Sow Good Share) (such shares, the Retained Shares). For the avoidance of doubt, only the number of Escrow Shares reasonably necessary to satisfy the Pending Claims shall be retained, and any remaining Escrow Shares in excess thereof which are otherwise to be released on such Issuance Date shall be released in accordance with clause 9.9(a).

(iii)	Release Following Resolution. Upon the final resolution of all Pending Claims (whether by agreement of the parties, a final and binding arbitral award, or a final non-appealable court order), Buyer shall promptly release to the Rights Agent any Retained Shares not applied to satisfy such Pending Claims, as agreed by the parties or as otherwise directed by a final order or award.

10.	Default and termination

10.1	Termination

(a)	This agreement may be terminated at any time prior to Completion:

(i)	by mutual written consent of the Buyer and the Seller;

(ii)	in accordance with clause 4.4 (Failure to satisfy Conditions prior to Sunset Date);

(iii)	by the Buyer in accordance with clause 5.8 (Termination);

(iv)	in accordance with clause 6.4 (Conditions of Completion);

(v)	by the Buyer if an Insolvency Event occurs in relation to the Seller or any Target Group Member; or

(vi)	by the Buyer, if at any time on or before the 60th day following the Execution Date, receives legal due diligence reports from its Tanzanian counsel in respect of the Target Group’s Tanzanian operations, assets, Tenements or regulatory position which disclose any matters that the Buyer reasonably determines are materially adverse to the Business, the Target Group or the Tenements (a Tanzanian Adverse Finding), by giving written notice to the Seller within 15 Business Days after receipt of such report setting out reasonable details of the Tanzanian Adverse Finding.

(b)	If a party has a right to terminate this agreement, it may exercise that right by delivering a notice in writing to the other parties stating that it terminates this agreement.

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10.2	Effect of Termination

(a)	If a party terminates this agreement in accordance with clause 10.1, subject to clause 10.2(b), all parties are released from their obligations to further perform this agreement.

(b)	The termination of this agreement will not affect:

(i)	with respect to a termination pursuant to clause 4.4 only, the rights and obligations of the parties under clause 4.4;

(ii)	with respect to a termination pursuant to clause 6.4(c) only, the rights and obligations of the parties under clause 6.4(d);

(iii)	any other rights the parties have against one another at Law;

(iv)	the Continuing Clauses, which survive termination of this agreement; or

(v)	a right or claim which arises before termination.

10.3	Remedies cumulative

A party may exercise its right of termination under this clause 10 without affecting any of its other rights and remedies.

11.	Seller CGT Declaration

(a)	The Seller warrants and declares that for the purposes of section 14-225(1) of Schedule 1 to the TAA, it is and will continue to be an Australian resident for the period commencing on the date one day before the Execution Date and ending on the Completion Date.

(b)	If the Completion Date is more than six months after the Execution Date, the Seller must deliver to the Buyer, at least four Business Days before the Completion Date, but not more than six months before the Completion Date, a further declaration in the form of NAT 74879 published by the Australian Taxation Office that it is an Australian resident at Completion. This further declaration must be for a specified period of no longer than six months and must include the Execution Date and the Completion Date.

(c)	The Seller acknowledges and agrees that each declaration made under clauses 11(a) and 11(b) is not false at the date on which it is made and must indemnify the Buyer for any loss suffered or incurred by the Buyer if the declaration is false.

(d)	The Buyer acknowledges and agrees that:

(i)	clauses 11(a) and 11(b) constitute a declaration for the purposes of sections 14-210(3) and 14-225(2) of the TAA, given by The Seller to the Buyer;

(ii)	the Buyer is not aware that the declarations are false; and

(iii)	as a result of the declaration in clauses 11(a) and 11(b), the Buyer will not:

(A)	withhold (or procure the withholding of) any amount which could be construed as a CGT Withholding Amount from any payments to be made to The Seller under this agreement; or

(B)	pay a CGT Withholding Amount to the Australian Taxation Office.

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(e)	In this clause 11:

(i)	‘Australian resident’ means an Australian resident as defined in section 995-1 of the Income Tax Assessment Act 1997; and

(ii)	any words or expressions used in this clause which have a particular meaning in the Income Tax Assessment Act 1997, Income Tax Assessment Act 1936 or the TAA have the same meaning unless the context otherwise requires.

12.	Public announcements

12.1	Making announcements

(a)	Subject to clause 12.1(b), a party must not make, or authorise or cause to be made, any public announcement (including through its website or social media accounts or through a social media account of an Officer of a party) relating to the negotiations between the parties or the subject matter of this agreement unless:

(i)	it has the prior written consent of each other party; or

(ii)	it is required to do so by Law or by the rules of any Financial Market to which a party, or a Related Body Corporate of a party, is subject.

(b)	The Buyer may make, authorise or cause to be made, a public announcement relating to its entry into this agreement at any time on and after the Effective Date, its acquisition of the Target Group at any time on and after Completion, and in connection with the filing or publication of the Information Statement or any amendment or supplement thereto.

12.2	Requirements

If a party is required to make a public announcement under clause 12.1(a)(ii), it must:

(a)	disclose the minimum information required to comply with the relevant Law or rules of any Financial Market; and

(b)	before doing so, to the extent practicable and as soon as reasonably possible:

(i)	notify each other party of the proposed announcement and provide the other party a reasonable opportunity to review and comment on any disclosure;

(ii)	consult with each other party as to the form and content of such disclosure; and

(iii)	use reasonable endeavours to consider any reasonable request or comment by any other party concerning the proposed announcement.

13.	Confidentiality

13.1	Obligation of confidentiality

A Recipient must:

(a)	keep Confidential Information confidential and not disclose any Confidential Information to any person;

(b)	take all reasonable steps to keep secure, all Confidential Information.

(c)	not use Confidential Information, except as required for the purpose of performing its obligations under this agreement.

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13.2	Exceptions

(a)	The Recipient may disclose Confidential Information to the extent such disclosure is required by Law.

(b)	Before making a disclosure pursuant to clause 13.2(a), the Recipient must, to the extent practicable:

(i)	notify the Providing Party of the proposed disclosure;

(ii)	consult with the Providing Party as to its content; and

(iii)	use reasonable endeavours to comply with any reasonable request of the Providing Party concerning the proposed disclosure.

13.3	Disclosure to Representatives

(a)	A Recipient may disclose Confidential Information to its Representative if the disclosure is made to the Representative on a “need to know basis”.

(b)	If a Representative of the Recipient does or omits to do anything which, if done or omitted by the Recipient, would be a breach by the Recipient of this agreement, that is a breach of this agreement by the Recipient.

14.	GST

14.1	Consideration is GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or Consideration to be provided under or in accordance with this agreement are exclusive of GST.

14.2	Payment of GST

If GST is imposed on any Supply made under or in accordance with this agreement, the Recipient of the Taxable Supply must pay to the Supplier an additional amount equal to the GST payable on or for the Taxable Supply, subject to the Recipient receiving a valid Tax Invoice in respect of the Supply at or before the time of payment.

14.3	Timing of payment

Payment of the additional amount must be made at the same time as payment for the Taxable Supply is required to be made in accordance with this agreement.

14.4	Reimbursement of Expenses

If this agreement requires a party (the First Party) to pay for, reimburse, set off or contribute to any expense, loss or outgoing (Reimbursable Expense) suffered or incurred by the other party (the Other Party), the amount required to be paid, reimbursed, set off or contributed by the First Party will be the sum of:

(a)	the amount of the Reimbursable Expense net of Input Tax Credits (if any) to which the Other Party is entitled in respect of the Reimbursable Expense (Net Amount); and

(b)	if the Other Party’s recovery from the First Party is a Taxable Supply, any GST payable in respect of that Supply,

such that, after the Other Party meets the GST liability, it retains the Net Amount.

Hamilton Locke ▌Share Purchase Agreement	Annex A-45

15.	General

15.1	Entire understanding

Each party acknowledges that:

(a)	this agreement (together with each other Transaction Agreement) constitutes the entire understanding between the parties concerning the subject matter of this agreement; and

(b)	no representations, warranties, guarantees or other terms or conditions, whether express or implied and whether oral or in writing in relation to the subject matter of this agreement shall be of any force or effect unless contained in this agreement (or another Transaction Agreement).

(c)	To the extent there is any inconsistency between this agreement and any other Transaction Agreement, this agreement prevails to the extent of the inconsistency.

15.2	Survival of obligations

(a)	Despite any other provision of this agreement, any indemnity or obligation of confidence under this agreement survives Completion or the termination of this agreement, however arising, including the Continuing Clauses.

(b)	On termination under clause 10, no party has any obligation or liability to any other party, except in connection with claims that arose before termination or otherwise pursuant to clause 10.2.

15.3	Further assurances

Unless otherwise provided in this agreement, a party, at its own expense and within a reasonable time of being requested by another party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this agreement and use reasonable endeavours to cause relevant third parties to do the same.

15.4	No waiver

(a)	A failure or delay by a party in exercising any right or remedy conferred on the party by this agreement does not operate as a waiver of the right or remedy.

(b)	A single or partial exercise of the right or remedy does not preclude a further exercise of it or the exercise of any other right or remedy under this agreement.

(c)	A waiver of a breach does not operate as a waiver of any other breach.

15.5	Severability

Any provision of this agreement which is invalid in any jurisdiction must in relation to that jurisdiction be:

(a)	read down to the minimum extent necessary to achieve its validity (if applicable); and

(b)	severed from this agreement in any other case,

without invalidating or affecting the remaining provisions of this agreement or the validity of that provision in any other jurisdiction.

Hamilton Locke ▌Share Purchase Agreement	Annex A-46

15.6	Consents and approvals

Where anything depends on the consent, approval or satisfaction of a party then, unless this agreement provides otherwise, that consent, approval or satisfaction may be given conditionally, unconditionally or withheld and may be satisfied or unsatisfied, in the discretion of that party, acting reasonably.

15.7	No variation

This agreement cannot be amended or varied except in writing signed by the parties.

15.8	Assignment

(a)	Subject to clause 15.8(b), a party must not novate this agreement, assign or otherwise deal with the benefits or its rights or obligations under this agreement, or allow any interest in them to arise, without the consent of the other party, which consent is not to be withheld unreasonably.

(b)	The Buyer may, at its own discretion, novate this agreement or assign the benefits or its rights or obligations under this agreement to any Affiliate of the Buyer or any person from which the Buyer has borrowed money.

15.9	Costs and Duty

(a)	Each party must pay its own costs related to the negotiation, preparation, execution, and performance of this agreement and any other document entered into or signed under this agreement.

(b)	The Buyer must pay any and all Duty payable on or in respect of this agreement or the transactions contemplated by this agreement.

15.10	Governing law and jurisdiction

(a)	This agreement is governed by and must be construed in accordance with the Law of Western Australia.

(b)	The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this agreement, its performance or subject matter.

15.11	Specific performance

The parties acknowledge that monetary damages may be inadequate compensation for breach of this agreement and the party not in breach may be entitled to specific performance of this agreement, or an injunction or similar remedy with respect to any conduct or threatened conduct which is or would be a breach of this agreement, in addition to any other remedies available at Law.

15.12	Clauses benefiting Third Parties

If a provision of this agreement is expressed to be for the benefit of a Third Party, the party to this agreement that receives that promise (the Promisee):

(a)	does so not only in its own capacity but also as trustee for that Third Party;

(b)	must permit that third party to enforce the provision in the Promisee’s name on giving full indemnity and any reasonable security the Promisee requires; and

(c)	assumes no other duty or liability whatever to the Third Party such as to inform the third party of anything, to supervise, to monitor or to claim anything.

Hamilton Locke ▌Share Purchase Agreement	Annex A-47

15.13	Notices

(a)	Any notice given under or in connection with this agreement (Notice):

(i)	must be in writing and signed by a person authorised by the sender;

(ii)	must be marked for attention of the person identified in the Details or, if the recipient has notified otherwise, then marked for attention in the way last notified; and

(iii)	is taken to be given:

(A)	in the case of hand delivery, when delivered at the address set out in the Parties section;

(B)	in the case of delivery by post, 3 Business Days after the date of posting (if posted to an address in the same country) or 7 Business Days after the date of posting (if posted to an address in another country) to the address set out in the Parties section;

(C)	if sent by email to the address set out in the Parties section on the earlier of:

(1)	the sender receiving a delivery confirmation message from the addressee’s information system; and

(2)	4 hours after the time the email is sent to the relevant email address unless the sender receives an automatic notification (other than an out of office greeting) that the email has not been delivered; or

(D)	in any other way permitted by Law,

however, if the intended recipient has notified a changed address or email address, then Notice must be to that address or email address.

(b)	Despite clause 15.13(a), if Notice is received or taken to be received under clause 15.13(a) after 5.00pm in the place of receipt or on a day that is not a Business Day, the Notice is taken to be received at 9.00am on the next Business Day and take effect from that time unless a later time is specified.

15.14	Set off

(a)	Except to the extent this agreement expressly provides otherwise (including for the avoidance of doubt as set forth in clause 9.6 and clause 15.14(b)), a party has no right of set-off against a payment due to another party.

(b)	The Buyer may set off any amount due to it from a Seller against any amount it is required to pay to that Seller under this agreement.

15.15	Conflicting provisions

The provisions of the main body of this agreement prevail over any conflict with any schedule or annexure.

Hamilton Locke ▌Share Purchase Agreement	Annex A-48

15.16	No merger

A term or condition of, or act done in connection with, this agreement or Completion does not operate as a merger of any of the undertakings, warranties and indemnities in this agreement or the rights or remedies of the parties under this agreement which continue unchanged.

15.17	Operation of indemnities

Any indemnity, reimbursement or similar obligation in this agreement given by a party:

(a)	is a continuing obligation despite the satisfaction of any payment, settlement or other obligation in connection with this agreement;

(b)	is independent of any other obligations under this agreement; and

(c)	continues after this agreement, or any obligation arising under it, ends.

It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity in connection with this agreement.

15.18	Relationship of parties

Unless this agreement expressly provides otherwise, nothing in this agreement may be construed as creating a relationship of partnership, of principal and agent or of trustee and beneficiary.

15.19	Payments

All payments to be made under or in connection with this agreement must be made in immediately available funds.

15.20	Counterparts

This agreement may be signed in any number of counterparts and each of those counterparts taken together constitute one and the same document. A party may rely on an electronically produced copy of this agreement or a counterpart, and the signatures and other marks in it, as though it is an original. This agreement is binding on each signatory despite any other signatory not having signed it.

15.21	Electronic signature

(a)	Each party warrants that immediately prior to entering into this agreement, it has unconditionally consented to:

(i)	the requirement for a signature under any law being met; and

(ii)	any other party to this agreement executing it,

by any method of electronic signature that other party uses (at that other party’s discretion), including signing on an electronic device or by digital signature.

(b)	Without limitation, the parties agree that their communication of an offer or acceptance of this agreement, including exchanging counterparts, may be by any electronic method that evidences that party’s execution of this agreement.

Hamilton Locke ▌Share Purchase Agreement	Annex A-49

15.22	Capital Adjustments

(a)	Notwithstanding any other provision of this agreement, if after the Execution Date and prior to or on the Completion Date, Sow Good effects any Capital Event (as defined below), all references in this agreement to (i) the 10-Day VWAP, (ii) the number of Consideration Shares, Sellers Consideration Shares, Escrow Shares, Broker Payoff Shares, Lender Payoff Shares, Retained Shares, or (iii) any share quantity determined by dividing a dollar amount by the 10-Day VWAP, shall be proportionally adjusted to reflect such Capital Event so that the aggregate economic consideration receivable by each Consideration Recipient is not diminished or increased solely as a result of such Capital Event. For purposes of this clause, “Capital Event” means any stock split, reverse stock split, stock dividend, reclassification, recapitalization, combination or exchange of Sow Good Shares.

(b)	Without limiting clause 15.22(a), the parties acknowledge that Sow Good intends to complete a 15-to-1 reverse stock split of the Sow Good Shares with an effective time of April 23, 2026. As a result of the Reverse Split, with effect from April 23, 2026: (i) the 10-Day VWAP shall be deemed to be US$4.8135; and (ii) all share quantities calculated by reference to the 10-Day VWAP as set forth in this agreement shall be divided by fifteen (15), rounded down to the nearest whole Sow Good Share.

(c)	Sow Good shall notify the Seller of any other Capital Event within two (2) Business Days of its public announcement and shall provide a written schedule of adjusted values. In the absence of manifest error, such schedule shall be deemed accepted unless disputed in writing within five (5) Business Days of delivery.

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Schedule 1 – Tenements

[***]

Hamilton Locke ▌Share Purchase Agreement	Annex A-51

Schedule 2 – Seller Warranties

1.	The Seller’s authority to sell

(a)	The Seller is the registered holder and (except where the Seller expressly enters into this agreement as trustee of a trust) beneficial owner of the Sale Shares and has complete power and right to sell those Sale Shares to the Buyer.

(b)	The Sale Shares will, on Completion, be free of any Encumbrance.

(c)	The Targets and the Seller that is a corporation, is validly existing under the Law of its place of incorporation.

(d)	The Seller has the full power and capacity to enter into and perform its obligations under this agreement and to carry out the transactions contemplated by this agreement.

(e)	The Seller has taken all necessary action to authorise its entry into and performance of this agreement and to carry out the transactions contemplated by this agreement and has obtained all necessary Authorisations for the execution, delivery and performance by that Seller of this agreement.

(f)	The obligations of the Seller under this agreement are valid and binding and enforceable against that Seller in accordance with their terms.

(g)	No litigation, arbitration, mediation, conciliation or administrative proceeding is taking place or, to the best of the Seller’s knowledge, pending or threatened whose outcome is likely to have a material adverse effect on the ability of the Seller to perform their obligations to complete the sale and purchase of the Sale Shares.

(h)	The execution, delivery and performance by the Seller of this agreement and the consummation of the transactions contemplated by this agreement does not violate the constitution, certificate of incorporation or bylaws or analogous constituent document of such Seller or any Target Group Member.

2.	The Target Group Members

(a)	Each Target Group Member is validly incorporated, organised and subsisting and duly registered under the laws of the jurisdiction in which it was registered.

(b)	Each Target Group Member has full corporate power to own its properties, assets and business and to carry on its business as now conducted.

(c)	Each Target Group Member is duly registered and authorised to do business in those jurisdictions which, by nature of its business and assets, makes such registration or authorisation necessary.

(d)	Each Target Group Member has conducted its business in compliance in all material respects with the constitution or other constituent documents of such Target Group Member.

(e)	Each Target Group Member’s shares are free and clear of any Encumbrances and its shares are fully paid and no money is owed in respect of them.

(f)	No Target Group Member is a trustee of any trust.

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(g)	No Target Group Member owns, has bought or agreed to buy any shares or other capital or ownership interests in another corporation.

(h)	No Target Group Member is, or has agreed to become, a member of any partnership, unincorporated association, joint venture or consortium.

3.	Share capital of the Target Group

(a)	The Sale Shares:

(i)	comprise all of the issued share capital of the Targets, subject to any rights of the Tanzanian Government to receive a free carried interest of 16% pursuant to applicable law and subject to agreement with the Government of Tanzania pursuant to applicable law;

(ii)	are held and beneficially owned by the Seller;

(iii)	are fully paid without any money owing in respect of them; and

(iv)	were all properly issued.

(b)	Subject to the consent of the Mining Commission, there is no restriction on the sale or transfer of the Sale Shares to the Buyer, including rights of pre-emption exercisable by any person (whether contained in the constitution of the Targets or otherwise) which have not been waived except for the consent of the directors of the Targets to the registration of the transfers of the Sale Shares.

(c)	There are no securities convertible into shares of any Target Group Member.

(d)	There are no options, agreements, or understandings (whether exercisable now or in the future and whether contingent or otherwise) which entitle or may entitle any person to:

(i)	call for the purchase, transfer or the issue of any other share or security (debt or equity) of any Target Group Member, subject to any rights of the Tanzanian Government to receive a free carried interest;

(ii)	require any Target Group Member to enter into any agreement in respect of the rights to vote which are conferred in respect of any security (debt or equity) of any Target Group Member; or

(iii)	require any Target Group Member to grant any warrant, option or right of first refusal or offer in respect of any security (debt or equity) of any Target Group Member, subject to any rights of the Tanzanian Government to receive a free carried interest.

(e)	No Target Group Member has:

(i)	redeemed or repaid any share capital (or equity or other interest in any trust of which it is the trustee) contrary to its constitution or other constituent documents or the terms of issue of any shares or other equity or interest;

(ii)	reduced its share capital or the capital of any trust of which it is the trustee or passed any resolution for the reduction of its share capital or such other capital; or

(iii)	agreed or offered, whether or not subject to any condition, to do any of the matters referred to in paragraphs (i) or (ii).

Hamilton Locke ▌Share Purchase Agreement	Annex A-53

4.	Target Group solvency

To the best of the Seller’s knowledge and belief:

(a)	No order has been made, application filed, resolution passed or a notice of intention given to pass a resolution or any other action taken, in connection with any Target Group Member, which could result in:

(i)	a receiver, receiver and manager, controller, trustee, administrator, liquidator or similar official being appointed over, or being in possession or control of, all or any part of the assets or undertaking of any Target Group Member; or

(ii)	any Target Group Member entering into any arrangement or composition or moratorium or compromise with all or any class of its creditors,

and, so far as the Seller are aware, there are no circumstances justifying commencement of any action.

(b)	No Target Group Member has received any notice from a Government Agency in respect of any proposed deregistration or striking off of that Target Group Member under any applicable Law in the jurisdiction of incorporation of the relevant Target Group Member.

(c)	No receiver, receiver and manager, controller, trustee, administrator, liquidator or similar official has been appointed over, or has possession or control of, all or any part of the assets or undertaking of any Target Group Member, nor has any Target Group Member entered into any arrangement or composition or moratorium or compromise with all or any class of its creditors.

(d)	Subject to funding provided by the Seller, from time to time, each Target Group Member is able to pay its debts as and when they fall due and is not insolvent or subject to any form of insolvency administration under any applicable Law in the jurisdiction of incorporation of the relevant Target Group Member.

(e)	No Target Group Member has failed to comply with any statutory demand or analogous demand for payment of a debt served on it under any applicable Law in the jurisdiction of incorporation of the relevant Target Group Member.

(f)	No Target Group Member is the subject of any event or circumstance which gives rise to a presumption of insolvency under any applicable Law in the jurisdiction of incorporation of the relevant Target Group Member.

5.	Information

(a)	The Sellers DD Folder and all other information provided by or on behalf of the Seller in connection with this document (collectively, Disclosure Materials):

(i)	were prepared in good faith and with reasonable care;

(ii)	are true, complete and accurate;

(iii)	are not misleading or deceptive in any material respect.

(b)	The Seller have not intentionally withheld or omitted from the Disclosure Materials any information which makes any part of the Disclosure Materials false or misleading in any material respect.

Hamilton Locke ▌Share Purchase Agreement	Annex A-54

(c)	All forecasts, budgets, projections or similar forward-looking materials contained in the Disclosure Materials have not been created specifically for the transactions contemplated by this agreement, but are genuine operational documents of the Target Group.

(d)	All material information relating to the Business and the Sale Shares has been disclosed to the Buyer in the Disclosure Materials.

(e)	The Seller have not knowingly withheld from the Disclosure Materials any information which the Seller are aware might reasonably affect the willingness of the Buyer to buy the Sale Shares on the terms and conditions of this agreement.

(f)	All information and documentation that has been disclosed by the Seller to the Buyer about the Target Group Members, the Sale Shares and the Business set out in this agreement and the Disclosure Materials is accurate in all material respects, current (unless fairly disclosed by a subsequent disclosure in the Disclosure Materials) and not misleading or deceptive or likely to mislead or deceive, and there are no omissions that would cause any of the information or documentation to be misleading or deceptive or likely to mislead or deceive.

6.	Financial statements

6.1	Accounts

(a)	The Accounts give a true and fair view of the affairs, financial position and assets and liabilities of the Target Group as at the Accounts Date and of the income, expenses, results of operations and cash flow of the Target Group for the Financial Year ended on the Accounts Date.

(b)	The Accounts were prepared:

(i)	in accordance with the requirements of any applicable Law in the jurisdiction of incorporation of the relevant Target Group Member and the Accounting Standards;

(ii)	were prepared on a basis consistent with that adopted in preparing the accounts of the Target Group for previous Financial Years; and

(iii)	in a manner described in the notes to them.

(c)	The Accounts:

(i)	include and make full provision for all Liabilities of the Target Group Members at the Accounts Date (including contingent Liabilities);

(ii)	are true and accurate and not misleading and do not contain any material errors or material omissions;

(iii)	make provision reasonably regarded as adequate for bad and doubtful debts; and

(iv)	are not affected by any unusual or non-recurring item.

Hamilton Locke ▌Share Purchase Agreement	Annex A-55

6.2	No changes since Accounts Date

Since the Accounts Date:

(a)	each Target Group Member has carried on the Business in the ordinary and usual course in a proper and efficient manner, without any interruption or alteration in its nature, scope or manner, no business decisions have been made that would not have been made if the Seller had not intended to sell the Sale Shares, and neither the Seller nor a Target Group Member has made or agreed to make any payment other than routine payments in the ordinary and usual course of trading;

(b)	the Target Group has not implemented any new accounting or valuation method for the Business, assets, property or rights;

(c)	the Target Group has not incurred or undertaken any material Liabilities or obligations (actual or contingent), including Tax, except in the ordinary course of the Business;

(d)	there has not been any bonus issue or other distribution or payment of financial indebtedness being in arrears or declared, made or paid on any Sale Shares in or to any shareholders;

(e)	no Target Group Member has sold, transferred or assigned of any material assets other than in the ordinary and usual course of business;

(f)	the Target Group has not entered into nor agreed to enter into any capital expenditure commitments that have not been disclosed in the Sellers DD Folder;

(g)	there has not been a material change in the operation of the Business other than in the manner consistent with the ordinary course of business prior to the preparation of the Accounts; and

(h)	there has not been any change in the salary, wages or other remuneration of any employee or contractor of a Target Group Member, except in compliance with previously established practice and in the usual course of the business.

6.3	No deficiency in accounting controls

There has never been any identified significant deficiency or material weakness in any internal accounting control system used by a Target Group Member.

6.4	No fraud

As far as the Seller are aware, there has never been any actual or alleged fraud or other wrongdoing involving any management or other employees of a Target Group Member who have a role in preparing the Target Group’s accounts.

7.	Conduct of the Business

(a)	There are no actual or contingent liabilities of the Target Group Members, or unascertained Claims against any Target Group Member (including contractual commitments) which could materially and adversely affect the value of the Business.

(b)	There is no outstanding notice or order prohibiting or restricting the conduct of the Business in any way. There is no proposal to issue such a notice.

(c)	No Target Group Member needs the consent of a third party to carry on its Business or any part of it, other than laws and regulations pursuant to the nature of its Business.

Hamilton Locke ▌Share Purchase Agreement	Annex A-56

(d)	Since the date 12 months before the Execution Date, the Business has been conducted in all material respects in the ordinary and usual course of business other than for the transactions contemplated by this agreement and:

(i)	no Target Group Member has acquired any assets, or sold, disposed of or created an Encumbrance over any of its assets, worth more than A$50,000, except in the ordinary course of business;

(ii)	except in the ordinary course of the Business, no Target Group Member has engaged any new employee with annual remuneration exceeding A$75,000 or materially changed the terms of employment of any employee;

(iii)	no Target Group Member has entered into any contract or commitment requiring the payment of more than A$150,000 per annum; and

(iv)	no supplier or customer of any Target Group Member has ceased to deal or has reduced its trade with any Target Group Member by an amount which if extrapolated for a full year would exceed A$100,000 or more.

8.	Liabilities and commitments

To the best of the Seller’s knowledge and belief:

(a)	No Target Group Member has granted or created any Encumbrance over its shares or any of its assets, other than any Encumbrance in favour of the Lenders which is to be released prior to or in connection with the Completion.

(b)	Other than rectification work to the settlement village the subject of an insurance claim, the Target Group has no material financial commitments or unusual Liabilities that are not disclosed in the Accounts.

(c)	Every contract, instrument or other commitment to which the Target Group is a party is valid and binding according to its terms and no party to the contract, instrument or commitment is in material default under its terms.

(d)	The Target Group is not party to any contract or commitment entered into that:

(i)	is outside the ordinary course of the Business;

(ii)	is not at arm’s length or not on normal commercial terms; or

(iii)	is long term, substantial or onerous.

(e)	No Target Group Member is directly or indirectly obliged in any way to guarantee, assume or provide funds to satisfy any obligation of any person, and has not given a letter of comfort to any person, other than any Encumbrance in favour of the Lenders which is to be released prior to or in connection with the Completion.

(f)	No Target Group Member is party to any agreement in terms of which it is, or will be, bound to share its profits or pay any royalties, other than the rights of the Tanzanian government to a free carried interest.

9.	Assets

(a)	The Target Group has good and valid title to all assets used or held for use in their business or that are otherwise included in the financial records of the Target Group as assets of the Target Group.

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(b)	The Target Group does not hold any trading or exploration assets beyond the Tenements.

(c)	The assets used by the Target Group from time to time, other than assets that are subject to a lease or hire arrangement, are all:

(i)	fully paid for;

(ii)	either the absolute property of a Target Group Member free and clear of all Encumbrances, other than any Encumbrance in favour of the Lenders which is to be removed prior to or in connection with the Completion or used by a Target Group Member under a contract under which it is entitled to use the assets on the terms and conditions of such contract;

(iii)	not the subject of any lease (other than right of use assets) or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business;

(iv)	materially conforms and complies with any applicable description, specification or standard specified in this agreement or any relevant purchase or title retention agreement;

(v)	to the extent owned by the Target Group, have been serviced in accordance with applicable service agreements; and

(vi)	to the extent owned by the Target Group and currently used by the Business, comply with all applicable statutes and regulations, including in respect of safety, in its assembly, fitting, maintenance and operation.

10.	Tenements

(a)	The Targets are, collectively, the legal and beneficial owners of 100% of the Tenements.

(b)	No other person holds any rights to undertake any activities on the Tenements or to access the Tenements.

(c)	Each Tenement is in full force and effect and in good standing in accordance with all Laws and, until Completion, all terms and conditions that apply to the Tenements have been complied with, there are no unsatisfied writs of execution or liens relating to the Tenements and the Targets have not received written notice from any Government Agency advising that they have not complied with any requirements necessary for the good standing of the Tenements.

(d)	There are no agreements or dealings in respect of the Tenements that have either been lodged at the Mining Commission but remain unregistered in respect of the Tenements or have not been lodged at the Mining Commission.

(e)	All reporting obligations relating to the Tenements have been complied with.

(f)	The Targets and the Seller have not received any notice from a Government Agency indicating that any of the work programs in respect of the Tenements have not been complied with, which have not subsequently been withdrawn or lifted, pursuant to all relevant laws or other authority.

(g)	All rents, taxes, rates, charges, royalties and other assessments charged or chargeable against the Tenements have been paid by the Targets pursuant to all relevant laws or other authority.

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(h)	No circumstances exist which are likely to give rise to a forced assignment, surrender or transfer of all or part of any Tenement, other than the Tanzanian governments right to a free carried interest.

(i)	There is not in existence any current compensation agreement with the owner or occupier of any land which is subject to the Tenements nor any royalty arrangement of whatever nature in respect of the Tenements.

(j)	The Targets are in compliance with all Environmental Laws binding on them in connection with the Tenements, and the Seller and Targets have not received any notification under any Environmental Law requiring Targets to take or omit to take any action in respect of the Tenements.

(k)	There are no environmental liabilities or obligations which have arisen or might arise against the Targets, the Seller, or entities contracting to them in respect of the Tenements which require or might require any action by the Buyer or payment of any amount by the Buyer to any third party, nor have there been any environmental liabilities or obligations which have arisen against the Targets, the Seller, or entities contracting to them in the past in respect of the Tenements.

(l)	None of the Tenements will be invalidated or adversely affected in any way by the entry into this agreement and the performance of the Parties’ obligations hereunder.

(m)	As at the Execution Date the Targets, are the sole legal and beneficial owner of all intellectual property rights subsisting in the Mining Information, the Buyer and the Target’s use of which following Completion will not:

(i)	require that the Buyer or the Targets pay any royalties, licence fees or other similar fees to any person or entity in connection with its use; and

(ii)	infringe any other person or entities’ intellectual property rights or moral rights or similar personal rights.

(n)	The Targets have all permits, licenses, authorities, registrations and approvals necessary for the operation of the Tenements and there are no facts, matters or circumstances which may result in the revocation, variation or non-renewal in any material respect of any such permits, licenses, authorities, registrations and approvals.

11.	Records

(a)	The copies of the constitution of each Target Group Member which have been supplied to the Buyer are true, complete and up to date copies.

(b)	The register of members of each Target Group Member contains a true and accurate record of its members from time to time.

(c)	All statutory books and records of each Target Group Member (such as board minutes, minutes of general meetings, and registers) have been properly kept and are up to date, true, complete and accurate.

(d)	All Records of the Target Group Members:

(i)	are in the possession or under the control of the Target Group Members:

(ii)	have been fully and properly maintained;

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(iii)	properly record everything required by any applicable material Law or by prudent business practice;

(iv)	do not contain any material inaccuracies or discrepancies; and

(v)	include all information required or under, or to comply in all material respects with, or to support any filing made or required to be made under any applicable Law.

(e)	No Target Group Member has received notice of any application or intended application for the rectification of its register of members or any other register that it is required by Law to maintain.

(f)	All material documents, filings, publications and registrations required by applicable Law to be delivered or made by a Target Group Member to a Government Agency have been duly delivered or made on a timely basis.

12.	Tax

12.1	General

(a)	All Tax Returns lodged by the Target Group:

(i)	have been lodged by the due date for filing those Returns; and

(ii)	have been made in accordance with the relevant Tax Law.

(b)	All assessments, whether original or amended, made by a Government Agency in respect of each Target Group Member and all Tax Returns of each Target Group Member accurately reflect any Liability for Tax of the Target Group Member for the period to which the assessment or Return relates.

(c)	No Tax Return, election or notice lodged or filed by a Target Group Member contains either of the following:

(i)	a false or misleading statement or omits to refer to a matter which is required to be included and without which the statement is false or misleading; or

(ii)	a material error or a material omission relating to the assessment of a Tax Liability of that Target Group Member.

(d)	Each Target Group Member has maintained proper and adequate records to enable it to comply in all material respects with its obligations under any Tax Law and all such records are held by the Target Group Member at Completion.

(e)	Each Target Group Member has paid all Taxes which the Target Group Member is liable to pay prior to Completion and the Target Group Member has not waived any statute of limitation in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(f)	The only liabilities for Tax of a Target Group Member arising in the period after the Accounts Date and ending on the Completion Date are or will be liabilities arising in the ordinary course of business.

(g)	The office of public officer as required under any Tax Law has always been occupied for each Target Group Member.

Hamilton Locke ▌Share Purchase Agreement	Annex A-60

12.2	Audits

Each Target Group Member has not been notified that it is the subject of any audit or review by a Government Agency of any of its Tax Returns and there are no outstanding disputes, questions or demands as between the Target Group Member and any Government Agency relating to a Tax matter.

12.3	Withholding taxes

Any withholding tax that is required to be withheld by a Target Group Member has been duly withheld and remitted to the relevant Government Agency.

12.4	Income taxes

(a)	Each Target Group Member is resident for tax purposes in its jurisdiction of incorporation.

(b)	No Target Group Member has ever been a member of a tax consolidated group for income tax purposes.

(c)	Each Target Group Member has at all times up to and including Completion been a resident for tax purposes only in its place of incorporation and has never had a taxable presence, or any permanent establishment, in a jurisdiction outside of its place of incorporation.

(d)	The share capital account of each Target Group Member contains only amounts that represent genuine contributions of share capital.

(e)	For each duly declared dividend paid by a Target Group Member, the Target Group Member has issued a valid distribution statement within the time allowed by the Tax Law.

(f)	Each dividend paid by a Target Group Member prior to Completion complies with the Tax Law.

(g)	No Target Group Member has paid or credited an amount, transferred any property, made any distribution or loan or forgiven any debt which may be deemed to give rise to a dividend under the Tax Law; or

(h)	No Target Group Member has entered into or been a party to any transaction which contravenes the anti-avoidance provisions of any Tax Law.

(i)	No Target Group Member has ever been a member of a tax consolidated group.

(j)	All transactions and arrangements between any Target Group Member and any related party have been conducted on arm’s length terms and in accordance with applicable transfer pricing legislation in all relevant jurisdictions.

12.5	Stamp duty

(a)	All documents and transactions entered into by each Target Group Member that are required to be duty endorsed have been duly endorsed under the applicable laws relating to stamp Duty and all Duty which is required to be paid in respect of a document or transaction entered into by each Target Group Member has been paid.

(b)	No event has occurred which results in any Duty from which any Target Group Member obtained relief (such as the connected entity or corporate reconstruction exemption) becoming payable.

Hamilton Locke ▌Share Purchase Agreement	Annex A-61

12.6	Employment taxes

(a)	All amounts that are required to be withheld by a Target Group Member from payments made to employees, contractors or any other person under any applicable Tax Law have been duly withheld and remitted to the relevant Government Agency.

(b)	All amounts required to be contributed or paid by any Target Group Member in respect of any employee retirement, pension, superannuation or other mandatory employee benefit scheme or fund under any applicable Law have been paid in full and on time to the relevant fund, scheme or Government Agency.

(c)	No Target Group Member is required to prepare, lodge or file any statement, return or notice with any Tax Authority in connection with any failure to make contributions or payments referred to in paragraph (b) above, and no penalty, charge or surcharge has been imposed or is pending in connection with any such failure.

13.	GST

(a)	In respect of GST, each Target Group Member:

(i)	has complied with the GST Law in all material respects;

(ii)	has adequate systems established for it to ensure it complies with the GST Law; and

(iii)	has complied in all material respects with all laws, contracts, agreements or arrangements binding on it relating to GST;

(b)	No Target Group Member is:

(i)	or has ever been a member of any GST group, GST joint venture or partnership; or

(ii)	liable to pay GST in respect of supplies made by any entity other than a Target Group Member.

(c)	Any GST required to be paid by a Target Group Member to a Tax Authority has been imposed, obtained and remitted to a Tax Authority in accordance with its commitments under the GST Law. Each Target Group Member has complied with all of its obligations under the GST Law and other legislation associated with the introduction of the GST.

14.	Plant and Equipment

(a)	The Target Group Members legally and beneficially own or have a valid leasehold interest in or licence to use, all the Plant and Equipment free from any Encumbrance.

(b)	Each item of Plant and Equipment:

(i)	has been fully paid for (other than Plant and Equipment which is under a financing or hire purchase arrangement) and is in a Target Group Member’s exclusive possession or control;

(ii)	is in good repair and working condition and is fit for its present use consistent with its age (subject to fair wear and tear);

(iii)	is fully operational and fit for the purpose for which it is used in the Business;

Hamilton Locke ▌Share Purchase Agreement	Annex A-62

(iv)	has been properly maintained;

(v)	is safe and not a risk to health;

(vi)	fully conforms and complies with any applicable description, specification or standard specified in this agreement or any relevant purchase or title retention agreement; and

(vii)	complies with all applicable Laws.

(c)	Each item of Plant and Equipment which requires a licence or approval is duly licensed or approved (as the case may be).

(d)	All motor vehicles used in the conduct of Business are currently and properly registered in accordance with applicable laws, regulations, and the requirements of any Government Agency.

(e)	The Target Group has policies in place to ensure the safe operation of the Plant and Equipment and such policies comply with any applicable occupational health and safety legislation and good industry practice.

15.	Properties

(a)	The Leased Premises as set out in Schedule 4, together with one property owned by the Target Group as set out in Schedule 8, are the only properties owned, leased, used or occupied by the Target Group.

(b)	No Target Group Member has entered into any agreement, option or right of pre-emption to acquire any land.

(c)	In respect of each Leased Premises:

(i)	the Property Lease is a legal, valid and binding obligation of the parties thereto and is enforceable in accordance with its terms against the counterparties thereto;

(ii)	the applicable Target Group Member has fully complied with all material obligations under the Property Lease (including all obligations to pay rent, rates and other amounts) and all other covenants affecting the property the subject of the Leased Premises;

(iii)	if required by Law to be registered, the Property Lease has been registered;

(iv)	the applicable Target Group Member is in exclusive occupation and quiet enjoyment of the Leased Premises;

(v)	the applicable Target Group Member has not granted any sub-lease, licence or exclusive possession or shared right of occupancy or use of any part of the Leased Premises;

(vi)	the Seller are not aware of any material breach or material default under any material term of the Property Lease;

(vii)	the applicable Target Group Member has not received any notice of termination, rescission, avoidance or repudiation of the Property Lease and no event has occurred which may be grounds for termination, rescission, avoidance or repudiation of the Property Lease; and

Hamilton Locke ▌Share Purchase Agreement	Annex A-63

(viii)	there are no current disputes in connection with or arising out of the Property Lease and no such disputes are pending or threatened.

(d)	All buildings, fixtures or other improvements and services on the Leased Premises are:

(i)	are in good repair and working condition, consistent with their age;

(ii)	are fully operational and fit for the purpose for which they are used in the Business;

(iii)	have been properly maintained; and

(iv)	are safe and not a risk to health.

(e)	No dangerous goods or other hazardous materials are used in the Business or stored at any of the Leased Premises.

(f)	No Leased Premise is contaminated by any substance or affected or degraded by the presence of any substance (including any dangerous goods, hazardous materials, asbestos or any waste).

(g)	The Target Group Members have fully complied with every obligation under any applicable Law and Permit, including any Law or Authorisation concerning the environment.

16.	Insurance

(a)	The Sellers DD Folder contains complete and accurate particulars of all current insurance policies taken out by or in respect of the Target Group Members (Insurance Contract), which states the insurer, the policy number, the date until which the policy is current, the type of policy, and brief details of any unpaid claim, of every extant claim and of every notified circumstance.

(b)	Each insurance policy taken out by or in respect of the Target Group Members:

(i)	is current;

(ii)	is a legal, valid and binding obligation enforceable in accordance with its terms;

(iii)	is on terms in all material respects in accordance with the customary insurance requirements for the industry in which the Business is conducted; and

(iv)	is with an insurance company with a financial rating from Standard & Poors or Moody’s of AA or better.

(c)	Each contract under which a Target Group Member is an insured party is in force and there is no fact or circumstance that would lead to any Insurance Contract being terminated, voided, voidable or ceasing to have effect as a consequence of a change in ownership of the Sale Shares or otherwise.

(d)	Other than the work on the settlement village, there are no outstanding claims or insurance premiums payable under the Insurance Contracts and the Seller are not aware of any circumstances that could reasonably give rise to any such claims.

Hamilton Locke ▌Share Purchase Agreement	Annex A-64

(e)	Having regard to the best practice in the industry in which its Business is operated:

(i)	all of the property and assets of the applicable Target Group Member of an insurable nature are insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against for similar businesses in similar industries; and

(ii)	the Target Group Members are adequately insured for each risk relating to the Business normally insured against (including worker’s compensation, employer’s liability, product liability, professional indemnity, property and business interruption and public risk insurance) and in such amounts as would be maintained in accordance with Law and prudent business practice.

(f)	No Target Group Member has been notified by any insurer that it must (or should) carry out any maintenance, repair or work on any of its assets.

17.	Intellectual Property

(a)	A Target Group Member is the sole legal and beneficial owner of the Owned Intellectual Property free from Encumbrances.

(b)	No Owned Intellectual Property is subject to any licence or assignment or authority in favour of a third party, other than as required for a customisation of software pursuant to a material contract in the ordinary course of business.

(c)	The conduct of the Business by the Target Group Members does not breach or infringe any Intellectual Property of any person. The Target Group Members have not received any written claim, proceeding, opposition, cancellation action or complaint alleging infringement or misappropriation by it of the Intellectual Property of any person.

(d)	No person has infringed or is infringing any of the Owned Intellectual Property.

(e)	No person has any right to or in any of the Owned Intellectual Property, or any right which would otherwise restrict the disclosure or use by a Target Group Member of any of the Owned Intellectual Property or the Intellectual Property Licences.

(f)	The Owned Intellectual Property, together with the Intellectual Property Licences, comprise all of the Intellectual Property Rights used in connection with or necessary for the operation and conduct of the Business, including all trade marks, business names, trade names, domain names, brands, trade secrets, copyright, know how and other confidential information and all information technology.

(g)	Any materials in which a Target Group Member claims copyright are original works, not copied wholly or substantially from any other works or material and no rights have been granted to any third party by the Target Group Member in respect of those works.

(h)	The Owned Intellectual Property Rights and the Intellectual Property Licences are valid and subsisting.

(i)	None of the Owned Intellectual Property Rights or the Intellectual Property Licences are liable to cancellation, forfeiture or modification for any reason, such as an act or omission of a Target Group Member.

(j)	Each director, officer, employee and contractor of a Target Group Member who, either alone or with others, has created, developed or invented Intellectual Property Rights that the Target Group uses or might use has entered into a written agreement or document with a Target Group Member that obliges them to disclose and assign the Intellectual Property Rights to a Target Group Member.

Hamilton Locke ▌Share Purchase Agreement	Annex A-65

18.	Information Technology

(a)	The information technology and telecommunications systems, hardware and software owned, licensed or used by the Target Group Members in the conduct of the Business as at the Execution Date (Systems) comprise all the information technology and telecommunications systems, hardware and software material to the conduct of the Business as conducted as of the Execution Date.

(b)	All Systems are either owned or validly licensed for use by, and are under the control of, a Target Group Member.

(c)	The Systems used by the Target Group:

(i)	perform efficiently in accordance with its specification and do not contain any defect or feature which may adversely affect their performance; and

(ii)	are lawfully held and used and do not infringe the Intellectual Property Rights of any person and all copies held have been lawfully made.

(d)	The copyright in the software or source code:

(i)	in respect of software written or commissioned by a Target Group Member, is owned exclusively by the Target Group Member and no other person has rights in or rights to use that software or source code or copies of that software or source code;

(ii)	in respect of standard packaged software purchased outright, is licensed to the Target Group Member on an express or implied licence that does not require the Target Group Member to make any further payments, is not terminable without the consent of the Target Group Member and does not impose any material restrictions on the use or transfer of the software; and

(iii)	in respect of all other software, is licensed to the Target Group Member on the terms of a valid written licence that requires payment by the Target Group Member of a fixed annual licence fee at a rate not exceeding the fee paid in the Financial Year ended on the Accounts Date, and (except for reasonable fees for software support) does not require the Target Group Member to make further or other payment, is not terminable (except for failure to pay the licence fee) without the consent of the Target Group Member and does not impose any material restrictions on the use or transfer of the software.

(e)	The Seller are not aware of any cyber-attacks, cyber-incidents or data breaches which in the last 5 years have compromised the Systems used by the Target Group in any material way, or resulted in material information held by the Target Group being accessed or accessible by unauthorised persons.

19.	Privacy

(a)	Each Target Group Member has complied in all material respects with the requirements of all applicable laws and contractual requirements regulating:

(i)	the collection, storage, use and disclosure of personal information (however defined under applicable Law in the relevant jurisdiction); and

Hamilton Locke ▌Share Purchase Agreement	Annex A-66

(ii)	direct marketing, in each case in accordance with applicable Law in the relevant jurisdiction.

(b)	No Target Group Member has received notice, or is likely to receive notice, of any data breach, any complaint by an individual as to a breach of any applicable privacy or data protection Law, or any investigation by any Government Agency concerning any actual or alleged privacy or information security violation in respect of the Business.

(c)	There has not been any disruption to the Business, any loss of data, breach of privacy, or loss of confidential information in the 36 months before Completion because of any information technology failure, performance fault, virus, worm, trojan or other similar harmful software code, or security breach.

20.	Contracts and commercial matters

(a)	The Sellers DD Folder includes a true and complete copy of all Material Contracts including all amendments and there are no unwritten agreements or arrangements affecting the terms of the Material Contracts.

(b)	In relation to each Material Contract, the Seller are not aware:

(i)	of any party to the contract being in default;

(ii)	of any grounds for rescission or avoidance or repudiation of that contract; or

(iii)	of any of these contracts having expired, either through non-renewal or their coming to a natural end.

(c)	No Material Contract:

(i)	cannot be performed in accordance with its terms and on time, or can so be performed but only with undue or unusual expenditure of time, money or effort;

(ii)	is likely to involve performance at a loss;

(iii)	provides a consideration for goods or services which does not accurately reflect the value on an arm’s length basis of those goods or services; or

(iv)	requires a Target Group Member to share any profits or to pay any royalty.

(d)	Each Material Contract:

(i)	is a legal, valid and binding agreement of a Target Group Member and is in full force and effect;

(ii)	is enforceable in accordance with its terms by the Target Group against all other parties to it;

(iii)	is on arm’s length terms and has been entered into in good faith and in the usual course of business with a third party; and

(iv)	is not of an unusual or abnormal nature and, so far as the Seller are aware, does not contain any onerous terms.

Hamilton Locke ▌Share Purchase Agreement	Annex A-67

(e)	As at the Execution Date, no Target Group Member has received, or given, any written notice of termination of any agreement to which it is a party that will, or would reasonably be likely to, be material to such Target Group Member.

(f)	The Target Group has duly performed and observed all of its material obligations, and, so far as the Seller is aware, the other parties have duly performed and observed all of their obligations, under all Material Contracts and the Seller are not aware of any current fact, matter or circumstance that would allow the counterparty to any Material Contract to terminate that contract.

(g)	There is no claim pending or threatened in connection with or arising out of the Material Contracts or the conduct of the business by the Seller.

(h)	Apart from the Material Contracts, there is no contract, agreement, arrangement or understanding which must be assigned or novated to the Target Group Members if they are to be able to carry on the Business, with the same financial result as carried on prior to Completion.

(i)	No Material Contract or its performance contravenes any Law or regulatory requirement.

(j)	No Target Group Member is, or has been, a party to any written or unwritten agreement or arrangement with a related entity of a Seller that materially affects the value of the Business.

(k)	No outstanding offer, tender or quotation has been given or made by a Target Group Member that is capable of giving rise to a contract merely by any unilateral act of a Third Party other than in the ordinary course of the Business.

(l)	Except for a condition or warranty implied by law or contained in its standard terms of business or otherwise given in the usual course of trading, no Target Group Member has given a condition or warranty, or made a representation, in respect of goods or services supplied or agreed to be supplied by it, or accepted an obligation that could give rise to a liability after the goods or services have been supplied by it, that will, or would reasonably be likely to give rise to, a material liability for any Target Group Member.

21.	Regulatory Authorisations

(a)	The Sellers DD Folder contains complete and accurate particulars of all Authorisations held by the Target Group Members.

(b)	The Target Group holds every Authorisation necessary or desirable for the proper conduct of the Business as it is being carried on as at the Execution Date and has paid all fees due and payable in relation to them.

(c)	All Authorisations have been complied with in all material respects by the relevant Target Group Member and there are no facts or circumstances known to the Seller which might result in the revocation, non-renewal or variation of any Authorisation.

(d)	The Authorisations are the only authorisations required by the Target Group to conduct its business in the manner it is being conducted as it is being carried on at Completion.

(e)	Every such Authorisation:

(i)	has been fully paid up and is current;

Hamilton Locke ▌Share Purchase Agreement	Annex A-68

(ii)	has been fully complied with;

(iii)	is in full force and effect and is not liable to be revoked or not renewed; and

(iv)	is not subject to any condition.

22.	Litigation

To the best of the Seller’s knowledge and belief:

(a)	No Target Group Member is involved in, or threatened with, any Claim which may result in litigation of any kind or a Loss or other liability of the Business or which relate to the Tenements and there are no facts or circumstances that will or would be reasonably likely to give rise to any such Claim.

(b)	There is no unsatisfied Claim, judgment, order, arbitral award or decision of any court, tribunal or arbitrator, or unsatisfied settlement of proceedings in any court, tribunal or arbitration, against any Target Group Member.

(c)	No Target Group Member is the subject of any investigation, inquiry or enforcement proceedings or process by any Government Agency. The Seller are not aware of anything which is likely to give rise to any such investigation, inquiry, proceedings or process.

(d)	There is no unsatisfied judgment, order, arbitration award or decision of any court, tribunal or arbitrator against any Target Group Member nor is any Target Group Member party to any undertaking or assistance given to any court, arbitrator, tribunal or other Government Agency which is still in force.

(e)	No Target Group Member has given any undertaking to, and is not bound by any order of, a Government Agency (including a court or tribunal).

23.	Employees and subcontractors

(a)	The Sellers DD Folder contains:

(i)	a complete list of all employees of the Target Group as at the Execution Date and an accurate statement as at that date of their:

(A)	period of service with the Target Group (and any predecessor in the Business); and

(B)	accrued employee entitlements (including leave and benefits); and

(ii)	the complete and accurate details of terms of employment of each employee (including all employment arrangements, industrial awards and employment policies).

(b)	The Target Group has at all times complied with all applicable industrial Laws, industrial awards, statutes, company policies, codes of conduct and applicable agreements applying to the employment of any of its past or present employees.

(c)	No Target Group Member is party to any agreement, arrangement or understanding with any trade union, employee association or other similar organisation and no Target Group company is a member of any employer federation or association.

Hamilton Locke ▌Share Purchase Agreement	Annex A-69

(d)	There is no strike, labour dispute or campaign, slowdown or representation, election or contest current, pending or threatened against a Target Group Member.

(e)	No Claim or dispute has been made, nor has the Target Group received notice of any potential Claim or dispute, by or on behalf of any past or present employee or group of employees, union, consultant or subcontractor against a Target Group Member. There are no circumstances which are likely to give rise to a Claim or dispute against a Target Group Member by or on behalf of any past or present employee or group of employees, union, consultant or subcontractor.

(f)	The Target Group has accrued annual leave, long service leave, personal leave, parental leave and other leave entitlements in respect of each Employee in accordance with all applicable Laws.

(g)	Each employee of the Target Group is employed exclusively in the Business. The employees of the Target Group are the only persons employed in or needed for the conduct of the Business.

(h)	There is no industrial dispute affecting the employees of the Target Group and none will arise as a result of the transactions contemplated by this agreement.

(i)	To the extent any applicable employment or industrial agreements, awards, instruments, arrangements or determinations apply to any of the employees engaged by the Target Group under applicable Law in the relevant jurisdiction, the Target Group complies, and has complied, with the terms and pays, and has paid, its employees the rates (or greater) set out in such agreements, awards or arrangements.

(j)	Neither the Seller nor the Target Group has received any written notice of any material breach by it of its legal or contractual obligations concerning the employment of any of the employees or engagement of any consultants or subcontractors.

(k)	Each consultant or subcontractor engaged by the Target Group in the Business is a genuine contractor, has been validly engaged as a contractor and no grounds exist for such contractors being deemed an employee.

(l)	Except as disclosed in the Sellers DD Folder and subject to any State or Federal legislation in Tanzania relating to, among other things, unlawful termination, adverse action, unfair dismissal, unfair contract agreements or arrangements and the need to give the required period of notice on termination, there is no contract of employment of any employee to which any member of the Target Group is a party which cannot be terminated by three months’ notice or less, or by reasonable notice, and in each case without giving rise to a claim for damages or compensation against any member of the Target Group.

(m)	No Target Group Member is the subject of any allegation or claim by an employee engaged by a Target Group Member on a casual basis that they are a permanent employee or are otherwise entitled to any benefits or protections afforded to permanent employees.

(n)	No exceptional bonuses, salary changes or management charges have been paid or declared to any employee, director, contractor or consultant of the Target Group.

Hamilton Locke ▌Share Purchase Agreement	Annex A-70

24.	Anti-bribery and anti-money laundering

To the best of the Seller’s knowledge and belief:

(a)	No Target Group Member nor, so far as the Seller are aware, any director, officer, agent, employee or other person or entity that provides services for or acts for or on behalf of a Target Group Member has at any time, either directly or indirectly violated any Anti-Money Laundering Laws applicable to a Target Group Member.

(b)	Neither the Target Group, nor, so far as the Seller are aware, its officers, directors, employees or agents (or any Seller, distributors, representatives or other persons acting on the express, implied or apparent authority of the Targets) have paid, given or received (or offered to pay, give or receive) any bribe or unlawful payment of money, thing of value, or any inducement, to or from any person or Government Agency in connection with or to further the Business, including in obtaining or retaining any permits, contracts, consents or business advantage.

(c)	Neither the Target Group, nor (so far as the Seller is aware) its officers, directors, employees or agents has ever:

(i)	made any false or fictitious entries in any book or record;

(ii)	paid, given or received (or offered to pay, give or receive) any bribe, kickback, secret commission or unlawful payment of money, thing of value, or any inducement, to or from any person or Government Agency in connection with or to further the Business, including in obtaining or retaining any permits, contracts, consents or business advantage;

(iii)	directly or indirectly paid or offered to pay any government official to influence the official (including by paying or offering to pay someone else while knowing or having reasonable grounds to suspect that some or all of what is paid or offered will be used to influence a government official);

(iv)	directly or indirectly made any contribution for political purposes; or

(v)	made any gift or provided any benefit which is not deductible under the Tax Act.

(d)	No Target Group Member nor any director, officer, agent, employee or other person that acts for or on behalf of a Target Group Member appears on any list of entities or individuals debarred from tendering or participating in any project funded by national or local governments, the World Bank, European Bank for Reconstruction and Development or any other multi-lateral or bi-lateral aid or development agency.

(e)	For the purposes of this warranty, Anti-Money Laundering Laws means all laws rules, and regulations of any jurisdiction applicable to any person from time to time concerning or relating to anti-money laundering and countering the financing of terrorism.

25.	Environmental

To the best of the Sellers knowledge and belief:

(a)	There are no factors affecting any of the Properties that will, or would reasonably be likely to, give rise to any material liability for any Target Group Member:

(i)	under; or

(ii)	arising from any act or omission of a Target Group Member that is a breach of or inconsistent with its obligations under,

any Environmental Law.

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(b)	No Contamination exists on any of the Properties and no Contamination has migrated from any Properties.

(c)	There are no outstanding notices, orders, directions or declarations from or by any Government Agency to a Target Group Member in respect of any Environmental Law applicable to any of the Properties.

26.	Compliance with applicable Laws

26.1	Laws

(a)	The Target Group Members have at all times conducted the Business in accordance with every requirement of any applicable Law.

(b)	No past or present act or omission of any Target Group Member could give rise to any fine or penalty or contravenes or has contravened any applicable Law.

26.2	Investigations and notices

(a)	No investigation, disciplinary proceeding, enquiry, process or request for information of a Government Agency affecting a Target Group Member or the Business, is under way, outstanding, pending or proposed. There are no facts or circumstances likely to give rise to such an investigation, disciplinary proceeding, enquiry, process or request for information.

(b)	As far as the Seller are aware, each Target Group Member has complied in all material respects with all conditions under all licences, consents, certifications and authorisations required for carrying on the Business, including all:

(i)	planning Laws, agreements and permits;

(ii)	employment and industrial relations Laws and agreements;

(iii)	occupational health and safety Laws; and

(iv)	Environmental Laws,

and no contravention or allegation of any applicable Law is known to the Seller.

(c)	There is no outstanding notice prohibiting or restricting the conduct of the Business in any way. There is no proposal to issue such a notice.

(d)	No Target Group Member has ever:

(i)	made any false or fictitious entries in any book or record;

(ii)	paid or agreed to pay any unlawful payment, such as a secret commission, bribe or kickback;

(iii)	directly or indirectly paid or offered to pay any government official to influence the official (including by paying or offering to pay someone else while knowing or having reasonable grounds to suspect that some or all of what is paid or offered will be used to influence a government official);

(iv)	directly or indirectly made any contribution for political purposes; or

(v)	made any gift or provided any benefit which is not deductible under the Tax Act.

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27.	Superannuation

(a)	Each Target Group Member:

(i)	has satisfied its choice of fund requirements (as set out in the Superannuation Legislation) in respect of its Employees (Superannuation Fund);

(ii)	has no liability in respect of the choice of fund requirements in respect of its Employees.

(b)	Except for its obligations in respect of the Superannuation Fund, no Target Group Member is under any present legal liability or voluntary commitment (whether or not legally binding) to pay any of the Employees, contractors or directors any pension, superannuation, retirement or similar benefit.

(c)	As at Completion, there are no outstanding or unpaid contributions due to the Superannuation Fund from any Target Group Member.

(d)	Any superannuation that is required to be paid to an Employee’s superannuation fund has been paid on time.

(e)	The Target Group Members have provided at least the prescribed minimum level of superannuation support for each of its Employees so as not to incur a superannuation guarantee charge liability under the Superannuation Legislation in respect of the period up until Completion.

(f)	As at Completion, no Employee or director is a defined benefit member, and no Target Group Member makes any contributions (whether notional or otherwise) to, or participates in or has any liability under, any defined benefit fund. For the purpose of this warranty, defined benefit member and defined benefit fund have the meaning given to them under the SIS Act, but as if the reference in the definition of defined benefit fund under the SIS Act to ‘regulated superannuation fund’ was a reference to ‘superannuation fund’.

28.	Consideration Shares

28.1	Acquisition for Investment

(a)	The acquisition of the Sellers Consideration Shares, the Contingent Value Rights and, if applicable, the Escrow Shares is for the Seller’s own account and not with a view to the distribution thereof in violation of the Securities Act or any applicable securities laws. The Seller understands that none of the Sellers Consideration Shares, the Contingent Value Rights or the Escrow Shares have been registered under the Securities Act, and each may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Seller:

(i)	is acquiring the Sellers Consideration Shares, the Contingent Value Rights and, if applicable, the Escrow Shares as principal for the Seller’s own account, and not for the account of any other person, and for investment purposes only, and not with a view to the resale or distribution of the Sellers Consideration Shares the Contingent Value Rights or the Escrow Shares in violation of the Securities Act or any applicable securities laws, and

Hamilton Locke ▌Share Purchase Agreement	Annex A-73

(ii)	was not formed for the purpose of acquiring the Sellers Consideration Shares, the Contingent Value Rights or the Escrow Shares and was not created and is not used solely to purchase or hold securities as an accredited investor.

28.2	Ownership of Sow Good Shares

As of the Execution Date and as of Completion, neither the Seller nor any of its Affiliates (individually or together with any other person with whom the Seller has identified, or will have identified, itself as part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owns, directly or indirectly, nor has it acquired or obtained the right to acquire, nor does it currently intend to acquire or obtain the right to acquire, beneficial ownership of, any of the Sow Good Shares or any other Securities of Sow Good, other than pursuant to the Transaction Agreements or any other documents contemplated thereby.

28.3	Accredited Investor; Restricted Securities

(a)	The Seller is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and/or a “Non U.S. Person” as identified under Regulation S promulgated under the Securities Act is aware that the issuance of the Sellers Consideration Shares, the Contingent Value Rights and, if applicable, the Escrow Shares is being made in reliance on a private placement exemption from registration under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.

(b)	The Seller understands and acknowledges that the certificates representing the Sellers Consideration Shares and, if applicable, the Escrow Shares (and any replacement certificate or book entry issued prior to the expiration of any applicable hold periods under the Securities Act or the transfer restrictions set forth in the Stockholders Agreement) shall bear legends stating that the transfer of those securities is restricted, substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY IS BEING OFFERED AND ISSUED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS SECURITY IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED [--], 2026, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS AVAILABLE WITH THE SECRETARY OF THE COMPANY.

Hamilton Locke ▌Share Purchase Agreement	Annex A-74

28.4	Investment Decision

The Seller has made its own investment decision based upon its own judgment, due diligence and advice from such advisors as it has deemed necessary and not upon any view expressed by any other person. Neither such inquiries nor any other due diligence investigations conducted by it or its advisors or representatives, if any, shall modify, amend, or affect its right to rely on the representations and warranties of Sow Good contained in this agreement. The Seller is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person by or on behalf of Sow Good. Furthermore, the Seller acknowledges that nothing in this agreement or any other materials presented by or on behalf of Sow Good in connection with the transactions contemplated by this agreement constitutes legal, tax or investment advice. The Seller has adequate means of providing for its current needs and contingencies, has no need for liquidity with respect to its investment in the Sellers Consideration Shares, the Contingent Value Rights and, if applicable, the Escrow Shares, and can withstand a complete loss of such investment.

Hamilton Locke ▌Share Purchase Agreement	Annex A-75

Schedule 3 – Sow Good Warranties

(a)	The Buyer is duly incorporated and validly existing pursuant to the laws of the jurisdiction of its organisation or incorporation and, if relevant pursuant to such laws, is in good standing.

(b)	Sow Good has taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms and has full power to enter into and perform its obligations pursuant to this agreement, subject, in each case, to execution and delivery of the Written Consent by the requisite stockholders of Sow Good.

(c)	The execution, delivery and performance of this agreement by Sow Good complies with applicable law and its constituent documents, subject, in each case, to execution and delivery of the Written Consent by the requisite stockholders of Sow Good.

(d)	Sow Good has filed or furnished, as applicable, on a timely basis with or to the SEC all material reports, schedules, forms, statements and other documents required to be filed or furnished by Sow Good with or to the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2025 (collectively, the “Sow Good SEC Documents”). As of their respective effective dates (in the case of Sow Good SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing or furnished dates or, if amended prior to the Execution Date, the date of the filing or furnishing of such amendment, with respect to the portions that are amended (in the case of all other Sow Good SEC Documents), the Sow Good SEC Documents complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, applicable to such Sow Good SEC Documents, and none of the Sow Good SEC Documents as of such respective dates (or, if amended prior to the Execution Date, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Execution Date, there are no outstanding or unresolved comments received from the SEC with respect to any of the Sow Good SEC Documents and, to Sow Good’s Knowledge, none of the Sow Good SEC Documents is the subject of any pending SEC comment or investigation.

(e)	Sow Good is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Exchange.

(f)	The consolidated financial statements of Sow Good (including all related notes and schedules) included or incorporated by reference in the Sow Good SEC Documents, as of their respective dates of filing with the SEC (or, if such Sow Good SEC Documents were amended prior to the Execution Date, the date of the filing of such amendment, with respect to the consolidated financial statements that are amended or restated therein), complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly present in all material respects the consolidated financial position of Sow Good and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not reasonably expected to be material and to any other adjustments described therein, including the notes thereto).

Hamilton Locke ▌Share Purchase Agreement	Annex A-76

(g)	Neither Sow Good nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise), except liabilities (i) reflected or reserved against in the consolidated balance sheet (or the notes thereto) of Sow Good as of December 31, 2025 (the “Sow Good Balance Sheet Date”) included in the Sow Good SEC Documents, (ii) incurred after the Sow Good Balance Sheet Date in the ordinary course of business consistent with past practice, (iii) as contemplated by this Agreement or otherwise incurred in connection with the transactions contemplated by this Agreement and which do not arise out of a breach by Sow Good or any of its Subsidiaries of any representations or warranties made under this agreement or (iv) as would not result in a material adverse change impacting Sow Good.

(h)	Sow Good has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and that are sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Sow Good’s properties or assets. Since 1 January 2025, neither Sow Good, the Board of Directors of Sow Good nor its audit committee nor, to Sow Good’s Knowledge, Sow Good’s independent registered public accounting firm, has identified or been made aware of (x) “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of Sow Good’s internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect Sow Good’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated, or (y) fraud, whether or not material, that involves management or other employees of Sow Good who have a significant role in the internal controls over financial reporting of Sow Good. The disclosure controls and procedures utilized by Sow Good are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Sow Good in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of Sow Good, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of Sow Good to make the certifications required under the Exchange Act with respect to such reports.

(i)	Each document required to be filed by Sow Good with the SEC or required to be distributed to Sow Good’s stockholders in connection with this agreement, including the Information Statement (and including any amendments or supplements thereto), at the time first sent or given to the stockholders of Sow Good, in the case of the Information Statement, and at the time filed with the SEC and at any time it is amended or supplemented, in the case of any such other document, will comply as to form in all material respects with the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Sow Good makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Seller or any member of the Target Group or any of their respective Affiliates for inclusion or incorporation by reference in the Information Statement or any other documents to be filed with the SEC.

Hamilton Locke ▌Share Purchase Agreement	Annex A-77

Schedule 4 – Leased Premises

[***]

Hamilton Locke ▌Share Purchase Agreement	Annex A-78

Schedule 5 – Material Contracts

[***]

Hamilton Locke ▌Share Purchase Agreement	Annex A-79

Schedule 6 – Stockholders Agreement

[***]

Hamilton Locke ▌Share Purchase Agreement	Annex A-80

Schedule 7 – Owned Premises

[***]

Hamilton Locke ▌Share Purchase Agreement	Annex A-81

Execution

Executed as an agreement on	April 20, 2026

BUYER:

Executed by SOWG Tanzania Inc. in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Yisroel Goldberg
Signature of Authorised Representative

Yisroel Goldberg
Full Name (please print)

SOW GOOD:

Executed by Sow Good Inc. in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Yisroel Goldberg
Signature of Authorised Representative

Yisroel Goldberg
Full Name (please print)

Hamilton Locke ▌Share Purchase Agreement	Annex A-82

SELLER:

Executed by Ryzon Materials Limited (ACN 115 111 763) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Director	Signature of Secretary

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

URANEX:

Executed by Uranex Tanzania Limited in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Authorised Representative	Signature of Authorised Representative

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

MAGNIS TECH:

Executed by Magnis Technologies (Tanzania) Limited in accordance with its constituent documents and the laws of its place of incorporation:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Authorised Representative	Signature of Authorised Representative

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

URANEX ESIP:

Executed by Uranex ESIP Pty Ltd (ACN 122 239 070) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by:

/s/ Frank Poullas	/s/ Jonathan Reynolds
Signature of Director	Signature of Secretary

Frank Poullas	Jonathan Reynolds
Full Name (please print)	Full Name (please print)

Hamilton Locke ▌Share Purchase Agreement	Annex A-83

ANNEX B: Uranex (Tanzania) Limited Financial Statements

Annex B-1

URANEX (TANZANIA) LIMITED

REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 JUNE 2025

Annex B-2

The Companies Act, 2002 requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the operating results of the company for that year. It also requires the directors to ensure the company keeps proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company.

The directors are responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB). This responsibility includes designing, implementing and maintaining internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error, selecting and applying appropriate accounting policies, and making accounting estimates that are reasonable in the circumstances.

The directors accept responsibility for the annual financial statements, which have been prepared using appropriate accounting policies supported by reasonable and prudent judgments and estimates, in conformity with IFRS. The directors are of the opinion that the financial statements give a true and fair view of the state of the financial affairs of the company and of its operating results. The directors further accept responsibility for the maintenance of accounting records which may be relied upon in the preparation of financial statements, as well as adequate systems of internal financial control.

Nothing has come to the attention of the directors to indicate that the company will not remain a going concern for at least the next twelve months from the date of this statement. In addition, the directors confirm the shareholders’ commitment to continue providing the financial support that may be required to enable the company to continue operating and meet its obligations as they fall due. On this basis, the directors consider it appropriate to prepare the financial statements on the going concern basis.

Approval of the financial statements:

The annual financial statements of Uranex (Tanzania) Limited as identified were approved and authorized on behalf of the Board of Directors and signed by the following director.

1.		10.
2.		11.
3.		12.
4.		13.
5.	Gideon Nasari	14.	Frank Poullas
6.	Director	15.	Director
7.		16.
8.	Date:	17.	Date:
9.		18.

Annex B-3

URANEX (TANZANIA) LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
FOR THE YEAR ENDED 30 JUNE 2025

		2025	2024
	Note	USD	USD
Other income	5	587,482	128,764
Operating expenses	6	(1,078,197)	(2,151,797)
Loss before tax		(490,715)	(2,023,033)
Taxation	7	-	-
Loss for the year		(490,715)	(2,023,033)
Other comprehensive income		-	-
Loss for the year		(490,715)	(2,023,033)

Annex B-4

URANEX (TANZANIA) LIMITED

STATEMENT OF FINANCIAL POSITION AS AT 30 JUNE 2025

		2025	2024
	Note	USD	USD
Non-current assets
Property and equipment	8	2,974	30,156
Right of use assets	9	84,305	115,392
Development asset	10	5,269,580	5,262,127
		5,356,859	5,407,675
Current assets
Other receivables	11	(7,761)	305,526
Amounts due from related parties	17	187,590	43,933
Bank balances	12	21,505	9,810
		201,334	359,269
Total assets		5,558,193	5,766,944

Equity and Reserves
Equity
Share capital	13	2	2
Retained earnings		(49,822,416)	(49,331,701)
		(49,822,414)	(49,331,699)
Non-current liabilities
Lease liability	14	91,588	91,942
Loan due to related parties	16	54,143,025	54,165,943
		54,234,613	54,257,885
Current liabilities
Provision	14	15,558	27,038
Trade and other payables	15	1,130,436	813,720
		1,145,994	840,758
Total Liabilities		55,380,607	55,098,643
Total equity and Liabilities		5,558,193	5,766,944

The financial statements were approved for issue by the board of director’s on __________________2026 and signed on its behalf by:

21.		29.
22.	Gideon Nasari	30.	Frank Poullas
23.	Director	31.	Director
24.		32.
25.	Date:	33.	Date:

The notes on pages 60 to 77 form an integral part of the financial statements.

Annex B-5

URANEX (TANZANIA) LIMITED

STATEMENT OF CHANGE IN EQUITY
FOR THE YEAR ENDED 30 JUNE 2025

	Share capital	Retained earnings	Total
	USD	USD	USD
Balance at 1 July 2024	2	(49,331,701)	(49,331,701)
Comprehensive Income
Loss for the year	-	(490,715)	(2,023,033)
Other comprehensive income	-	-	-
Total comprehensive Income	-	-	13,122,177
As at 30 June 2025	2	(49,822,416)	(49,331,699)

Balance at July 2023	2	(47,308,668)	(47,308,668)
Comprehensive Income
Loss for the year	-	(2,023,033)	(2,023,033)
Other comprehensive income	-	-	-
Total comprehensive Income	-	2,033,177	13,122,177
As at 30 June 2024	2	(49,331,701)	(49,331,699)

Annex B-6

URANEX (TANZANIA) LIMITED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED 30 JUNE 2025

		2025	2024
	Notes	USD	USD
Operating activities
Loss after tax		(490,715)	(2,023,033)

Depreciation		50,888	58,549
Decrease in provision VAT		-	191,491
Interest on right of use asset		17,367	11,454
Unrealised exchange		(587,482)	(107,675)
Working capital changes:
Increase in decrease Trade and other receivables		313,287	(164,474)
Increase in amounts due from related parties		(143,657)	(24,805)
Increase/(decrease) trade and other payables		316,716	774,312
Increase provision		-	-
Net cash used in operating activities		(523,596)	(1,284,180)

Investing activities
Purchase of property, plant and equipment	8	-	-
Decrease (Increase) on exploration and evaluation assets		(-73)	(122,983)
Net cash used in investing activities		(-73)	(122,983)

Financing activities
Proceeds from loan due to related parties	17	562,755	1,184,783
Lease Financing repayment	14	(27,391)	(36,000)
Net cash generated from financing activities		535,364	1,148,783

(Net decrease) in cash and cash equivalents		11,695	(258,380)

Cash and bank balance at the beginning of the year		9,810	268,190
Cash and bank balance as at 30 June	12	21,505	9,810

Annex B-7

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2025

1.	REPORTING ENTITY

Uranex (Tanzania) Limited is a limited liability company incorporated in Tanzania under the Companies Act, 2002.

2.	BASIS OF PREPARATION

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all years presented, unless otherwise stated.

(a)	Basis of preparation and Statement of Compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB). The measurement basis applied, is the historical cost basis, except where otherwise stated.

The financial statements are prepared in United States Dollar (USD) which is the Company’s functional currency.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires the directors to exercise judgement in the process of applying the Firm’s accounting policies. The areas involving a higher degree of judgement or complexity, or where assumptions and estimates are significant to the financial statements, are disclosed in Note 2(c).

(b)	Going Concern

The Company is involved in the exploration and evaluation of mineral tenements. Further expenditure will be required upon these tenements to ascertain whether they contain economically recoverable reserves.

The directors consider that the Company’s business activities and financial resources ensure that it is well placed to manage its business risks successfully. The Company is yet to commence production and therefore does not generate revenue. The Company incurred a net loss of USD 490,715 during the year ended 30 June 2025 and, as of that date, the company’s total liabilities exceeded its total assets by 49,822,414 and as of that date, the Company generated a net cash inflow of USD 11,695 as at 30 June 2025. These conditions indicate the existence of a material uncertainty which may cast significant doubt about the Company’s ability to continue as a going concern and that therefore it may be unable to realise its asset and discharge its liabilities in the normal course of business.

The directors however, confident that these conditions do not indicate a material uncertainty which may cast significant doubt about the Company’s ability to continue as a going concern, and that therefore, assets will be realised, and liabilities discharged in the normal course of business. This assessment is based on the following factors:

●	The Company has proven, and probable ore reserves of 76 million tonnes at 4.8% Graphitic Carbon for 3.6 million tonnes contained graphite sufficient for initial life of 15 years. The Nachu Graphite Project is a coarse flake graphite operation, designed to treat 5 Mt/y run of mine (ROM) ore with an average feed grade of 5.2% total graphitic carbon (TGC). The graphite ore will be hauled from an open pit mine to the concentrator to produce an average life of mine (LOM) 236,000 t/y of graphite flake concentrate at 98.5% (concentrate over 300 microns size) to 99% (Concentrate under 300-micron size) TGC grades. The company was granted as a Prospecting Licence PL9076/2013 on the 8th of April 2013, covering an area of 198.57 km2.

Annex B-8

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

2.	BASIS OF PREPARATION (CONTINUED)

(b)	Going Concern (Continued)

●	The costs incurred in discovering these resources are capitalised as Exploration and evaluation under non-current assets and amounted to USD 5.262million as at 30 June 2025.

●	The directors have obtained approval for the funding strategy of the Company covering current liabilities as well as funding for at least next twelve months from the date of this report.

●	The parent company, Ryzon Materials Ltd, has confirmed that it will ensure that the Company is properly financed at all times, and that it will not demand for repayment of the amounts advanced to the Company in a manner that would jeopardise the objective of the Company.

●	The directors are not aware of any other material uncertainties that may cast significant doubt upon the Company’s ability to continue as a going concern.

No adjustments have been made to the financial statements relating to the recoverability and classification of the asset carrying amounts or the classification of liabilities that might be necessary should the Company not continue as a going concern.

The financial statements have been prepared on the basis of accounting policies applicable to a going concern. This basis presumes that the Company will have adequate resources to meet its liabilities as and when they fall due, and that the realisation of assets and settlement of liabilities in the ordinary course of business.

(c)	Significant judgments and sources of estimation uncertainty

The preparation of financial statements in conformity with IFRS requires management, from time to time, to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. These estimates and associated assumptions are based on experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised and in any future periods affected.

In particular, information about significant areas of uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amounts recognized in the financial statements is included in:

i)	Measurement of fair values

A number of company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purpose based on the following methods:

●	Trade and other receivables

The fair value of trade and other receivables is estimated as the present value of the future cash flows, discounted at the market rate of interest at the reporting date.

Annex B-9

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

2.	BASIS OF PREPARATION (CONTINUED)

(c)	Significant judgments and sources of estimation uncertainty (Continued)

●	Non-derivative financial liabilities

Fair value, which is determined for disclosure purposes, is calculated based on present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date.

ii)	Useful lives and residual values of property and equipment

Company tests annually whether the useful life and residual value estimates were appropriate and in accordance with its accounting policy. Useful lives and residual values of property and equipment have been determined based on previous experience and anticipated disposal values when the assets are disposed.

iii)	Exploration and evaluation expenditure

Exploration and evaluation expenditure such as costs of acquiring tenement rights, mining and prospecting licences are capitalised.

The cost of entering into an option agreement to explore and evaluate other licence holder’s rights, with the option of converting these licences is also capitalised. The company has to apply judgment in determining whether exploration and evaluation expenditure should be capitalised or expensed. Exploration and evaluation costs are expensed as incurred until a decision is taken that a mining property is economically feasible, after which subsequent expenditures are capitalised as intangible assets. Management estimates the economic feasibility of a property using key inputs such future graphite prices.

iv)	Decommissioning, site rehabilitation and environmental costs

The company’s mining and exploration are subject to various laws and regulations governing the protection of the environment. The company recognises management’s best estimate of the rehabilitation costs in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates.

v)	Income taxes

Significant judgement is required in determining Company’s provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Company recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current income tax and deferred income tax provisions in the period in which such determination is made.

Annex B-10

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES

(a)	New Standards and Interpretations

(i)	New standards, amendments and interpretations effective and adopted during the year

A number of new standards were effective from 1 July 2023, but they did not have material effect on the Company’s financial statements. The Company has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

(b)	Functional currency translation

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The financial statements are presented in USD that is the Company’s functional currency.

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency of the Company using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the profit or loss.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are recognized in profit or loss within ‘foreign exchange gains and losses’. All other foreign exchange gains and losses are presented in the profit or loss within ‘other income’.

(c)	Taxation

The tax expense for the year comprises of current income tax and deferred income tax. Tax is recognised in profit or loss, except to the extent that it relates to items recognised in other comprehensive income or directly in equity. In this case, the tax is also recognised in other comprehensive income or directly in equity respectively.

(i)	Current income tax

The current income tax charge is calculated on the basis of the tax enacted or substantively enacted at the reporting date. The directors periodically evaluate positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Current income tax relating to items recognised directly in equity is recognised in equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Annex B-11

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(c)	Taxation (Continued)

(ii)	Deferred income tax

Deferred income tax is recognised, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the reporting date and are expected to apply when the related deferred income tax asset is realised, or the deferred income tax liability is settled.

Deferred income tax assets are recognised only to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised. Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

(iii)	Value Added Tax (VAT)

Revenues, expenses and assets are recognised net of the amount of Value Added Tax (VAT), except:

a)	Where the VAT incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case the VAT is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

b)	Receivables and payables that are stated with the amount of Value Added Tax included. The net amount of VAT recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the statement of financial position.

(d)	Employee benefits

(i)	Statutory defined contribution pension scheme

The Company also contributes to a statutory defined contribution pension scheme, the National Social Security Fund (NSSF). Contributions are determined by local statute and are currently at 20% of the basic pay per employee per month in Tanzania.

(ii)	Other employee entitlement

Employee entitlements to annual leave are recognised when they accrue to employees. Provision is made for the estimated liability in respect of annual leave accrued at the end of the reporting year.

Annex B-12

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(e)	Property and equipment

All property and equipment are stated at historical cost less depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably.

The carrying amount of the replaced part is derecognised. All other repairs and maintenance are charged to profit or loss during the financial period in which they are incurred.

Depreciation on assets is calculated using the straight-line method over their estimated useful lives, as follows:

Rate
Office equipment	33.3%
Furniture and fittings	33.3%
Motor vehicle	20.0%

An item of property and equipment and any significant part initially recognised is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset, (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the profit or loss in the year the asset is derecognised.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting year.

(f)	Development assets

Development assets are stated at cost less accumulated depreciation and impairment losses. Cost represents the accumulation of all the compensation and resettlement expenditure incurred by, or on behalf of, the entity in relation to areas of interest in which construction or development has commenced. Compensation and resettlement expenditures are capitalised as development assets.

Development costs in which the Group has an interest are amortised over the life of the area of interest to which the costs relate to on a units of production basis over the estimated proven and probable ore reserves and proportion of other measured and indicated mineral resources where there is a high degree of confidence that they can be extracted economically. Changes in the life of the area of interest and/or ore reserves, and other mineral resources are accounted for prospectively.

(g)	Financial instruments

(i)	Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.

Annex B-13

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(g)	Financial instruments (Continued)

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of any receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments);

●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments).

●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments); and

●	Financial assets at fair value through profit or loss.

The Company’s financial assets comprise financial assets at amortised cost (debt instruments).

Financial assets at amortised cost (debt instruments)

The Company measures financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Annex B-14

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(g)	Financial instruments (Continued)

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired.

The Company’s financial assets at amortised cost include trade and other receivables and bank balances.

(ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, financial liabilities at amortised cost, as appropriate.

All financial liabilities are recognised initially at fair value and, in the case of financial liabilities not at fair value through profit or loss, net of directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables.

Subsequent measurement

After initial recognition, trade and other payables, are subsequently measured at amortised cost using the Effective Interest Rate (EIR) method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process. Amortised cost is calculated by considering any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in profit or loss.

(iii)	De-recognition

A financial asset is derecognised when the Company loses control over the contractual rights that comprise that asset. This occurs when the rights are realised, expire or are surrendered. A financial liability is derecognised when it is extinguished, cancelled or expires.

(iv)	Offsetting of financial assets and liabilities

Financial assets and liabilities are offset and the net amount reported on the statement of financial position when there is a legally enforceable right to set-off the recognised amount and there is an intention to settle on a net basis, or to realise the asset and settle the liability simultaneously.

Fair value of financial assets and financial liabilities is the price that would be received to sell an asset or paid to transfer a liability respectively in an orderly transaction between market participants at the measurement date.

Annex B-15

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(h)	Provisions

Provisions are recognised when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Restructuring provisions comprise lease termination penalties and employee termination payments. Provisions are not recognised for future operating losses.

(i)	Trade payables

Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

(j)	Share capital

Ordinary shares are classified as share capital in equity.

Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity. Income tax relating to transaction costs of an equity transaction are accounted for in accordance with IAS 12.

(k)	Current versus non-current classification

All other assets are classified as non-current. A liability is current when either:

●	It is expected to be settled in the normal operating cycle;

●	It is held primarily for the purpose of trading;

●	It is due to be settled within 12 months after the reporting period; or

●	There is no unconditional right to defer the settlement of the liability for at least 12 months after the reporting period.

The Company classifies all other liabilities as non-current. Deferred tax assets and liabilities are classified as non-current assets and liabilities.

(l)	Impairment of non-financial assets

The carrying amounts of non-financial assets are reviewed at each reporting date to determine whether there is objective evidence that an asset or a group of assets may be impaired. If such evidence exists, the estimated recoverable amount of that asset is determined and an impairment loss recognised for the difference between the recoverable amount and the carrying amount.

Annex B-16

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(l)	Impairment of non-financial assets (Continued)

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Company makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of the asset or cash generating unit’s fair value less cost to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects market assessments of the time value of money and the risks specific to the asset. Impairment losses of continuing operations are recognised in profit or loss in those expense categories consistent with the function of the impaired asset.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in profit or loss unless the asset is carried at the re-valued amount, in which case the reversal is treated as a revaluation increase. After such a reversal the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

(m)	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

(n)	Lease

The Company assesses at contract inception whether a contract is, or contains, a lease. That is, if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

Company as a lessee

The Company applies a single recognition and measurement approach for all the leases, except for short term leases and low value assets. The Company recognized lease liabilities to make payments and the right of use assets representing the right to use the underlying asset.

Right of use asset

The Company recognizes the right of use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right of use assets are measured at cost, less any accumulated depreciated and impairment losses, and adjusted for any remeasurement of lease liabilities.

Annex B-17

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(n)	Lease (Continued)

The cost of right of use includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Right of use assets are depreciated on a straight-line bases over the shorter of the lease. The lease terms are between 1 to 5 years.

If ownership of the leased assets transfers to the Company at the end of the lease term or the cost reflects the exercise of a purchase option, depreciate is calculated using the estimated useful life of asset. The right of use assets is also subject to impairment. Refer to the accounting policies on impairment of non-financial assets.

Lease liabilities

At the commencement date of the lease, the Company recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in substance fixed payments) less any lease incentives receivable, variance lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees.

The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by the Company and payments of penalties for terminating the lease, if the lease term reflects the Company exercising the option to terminate. Variable lease payments that do not depend on an index or a rate are recognised as expenses (unless they are incurred to produce inventories) in the period in which the event or condition that triggers the payment occurs.

Short–term leases and leases of low value asset

The Company applies the short-term lease recognition exemption to its short-term leases (those leases that have less than 12 months or less from the commencement date and do not contain purchase option) and the low value asset recognition exemption to leases. Lease payments on short term basis and leases of low value assets are recognised as expenses on a straight-line basis over the lease term.

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

The finance team under policies approved by the Board of Directors carries out financial risk management.

(a)	Market risk

(i)	Foreign exchange risk

The Company bills of its revenue from local customers in Tanzanian Shillings (TZS) and in United States Dollar (USD) for foreign customers. Most of the assets and liabilities are denominated in TZS which is the functional currency. The Company manages foreign currency risk by requiring service provides to quote in TZS and by matching financial assets and financial liabilities in the same currencies.

Annex B-18

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(a)	Market risk (Continued)

(ii)	Price risk

The Company does not hold any financial instruments subject to price risk.

(iii)	Cash flow and fair value interest rate risk

The Company’s liabilities due to group undertakings are not interest bearing and therefore are not exposed to cash flow interest rate risk. The cash balances are not exposed to significant fluctuations in interest rates.

(b)	Credit risk

Credit risk is managed at the Group level. Credit risk arises from deposits with banks, as well as other receivables. The Company does not have any significant concentration of credit risk. As the receivables of the Company are primarily due from staffs, the exposure to credit risk is mitigated by the salary. Bank balances are held with regulated financial institutions for which the probability of default is minimal.

The following table represents a worst-case scenario of credit risk exposure to the Company at financial year-end:

	2025	2024
Maximum exposure to credit risk	USD	USD
Other receivables	-	7,231
Amounts due from related parties	187,590	43,933
Bank balances	21,505	9,810
	59,107	59,107

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

The table below analyses the Company’s financial liabilities that will be settled on a net basis into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table below are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying amounts, as the impact of discounting is not significant.

	2025	2024
	USD	USD
Loan due to related party	54,143,025	54,165,943
Trade and other payables	1,130,436	813,720
Lease liability	91,588	91,942
	55,365,049	55,098,323

Annex B-19

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(c)	Liquidity risk (Continued)

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. The capital structure of the Company consists of debt, which includes the trade and other payables, and total equity as presented in the statement of financial position.

The directors monitor the return on capital, which the Company defines as net operating income divided by total shareholders’ equity. The Company does not have externally imposed capital requirements.

5.	OTHER INCOME

	2025	2024
	USD	USD
Unrealized Foreign Gains	585,673	107,675
Realized Exchange Gain	1,809	3,020
Interest Income	-	69
Rental Income	-	18,000
	587,482	128,764

6.	OPERATING EXPENSES

Accounting, Tax	1,000	23,881
Audit fees	15,600	10,689
Communications	-	3,061
Consultants	476,655	610,543
Depreciation	50,888	58,549
Donations	(1)	4,089
Employee costs	100,801	210,638
Exploration and Evaluation Expenditures	315,286	788,904
Insurance	-	56,302
Interest on lease liability	9,509	11,454
Office rent	(6,743)	14,182
Other expenses	90,769	221,737
Subscription	-	10,064
Taxes	-	12,951
Travel	5,834	33,305
Vehicle expenses	18,599	81,447
Administrative expenses	1,078,197	2,151,797

Annex B-20

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

7.	TAXATION

Income tax expenses

There was no income tax charge for the year as the Company is yet to commence production and therefore does not generate income.

Deferred tax liability

Deferred tax is calculated on all temporary differences using the liability method at the enacted income tax of 30%.

The net deferred tax (assets)/liabilities at year-end were attributed to the following items:

	2025	2024
	USD	USD
Accelerated depreciation of property and equipment	(23,691)	(23,691)
Provision - Annual leave	(4,667)	(4,667)
Unrealised foreign exchange gains	2,164,583	2,164,583
Exploration and evaluation	(1,141,711)	(1,141,711)
Right of use asset	(1,986)	(1,986)
Tax losses carried forward	(14,076,364)	(14,076,364)
Net deductible temporary differences	(13,083,837)	(13,083,837)

Movement in deferred tax asset:
As at the beginning of year	(12,556,633)	(12,556,633)
Exchange difference	1,583,692	1,583,692
Deferred tax credit not recognised	(2,110,896)	(2,110,896)
As at 30 June	(13,083,837)	(13,083,837)

Deferred tax assets have not been recognized for these losses because it is not probable that future taxable income will be available to use against such losses.

Reconciliation of accounting loss to tax charge/(credit)

A reconciliation between tax expense and the product of accounting loss before income tax multiplied by the Company’s applicable income tax rate is as follows:

	2025	2024
	USD	USD
Profit/ (Loss) before tax	(490,715)	(2,023,033)
Company’s statutory income tax rate	30%	30%
Company’s statutory income tax charge/(credit):	(147,215)	(606,910)
Impact of non-deductible expenses for tax purpose	74,652	74,652
Exploration assets write off through statement of financial position	(1,578,638)	(1,578,638)
Deferred tax credit not recognised	2,110,896	2,110,896
Income tax charge/(credit)	-	-

Annex B-21

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

8.	PROPERTY AND EQUIPMENTS

	Office Equipment	Plant & Equipment	Vehicles	Furniture & Fixture	Land & Plots	TOTAL
COST	USD	USD	USD	USD	USD	USD
At 1st July 2024	64,174	215,972	25,157	14,664	7,382	327,349
Adjustment	-	-	-	-	-	-
At 30 June 2025	64,174	215,972	25,157	14,664	7,382	327,349

DEPRECIATION
At 1st July 2024	(48,655)	(209,900)	(25,157)	(13,481)	-	(297,193)
Charge for year	(12,546)	(6,072)		(1,183)		(19,801)
At 30 June 2025	(61,201)	(215,972)	(25,157)	(14,664)	-	(316,994)
NBV At 30 June 2025	2,973	-	-	-	7,382	10,355

At 1st July 2023	66,066	201,721	25,157	15,344	7,382	334,670
Adjustments	(1,892)	(4,749)	-	(680)	-	(7,321)
At 30 June 2024	64,174	215,972	25,157	14,664	7,382	327,349

DEPRECIATION
At 1st July 2023	(31,976)	(201,360)	(25,157)	(11,628)	-	(270,120)
Charge for year	(16,679)	(8,540)	-	(1,853)	-	(27,073)
At 30 June 2024	(31,976)	(201,360)	(25,157)	(11,628)	-	(297,193)
NBV At 30 June 2024	15,519	6,072	-	1,183	7,382	30,156

9.	RIGHT OF USE ASSET

	2025	2024
	USD	USD
At 1 July	146,868	146,868
Addition	-	-
Depreciation	(62,563)	(115,392)
At 30 June	84,305	146,868

10.	DEVELOPMENT ASSETS

At 1 July	5,262,125	5,323,314
Additions	73	122,983
Decrease in provision VAT	-	(184,170)
At 30 June	5,262,198	5,262,127

11.	OTHER RECEIVABLES

Prepayment	-	-
Other receivables	-	7,231
Vat	(7,761)	298,295
	(7,761)	305,526

Annex B-22

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

12.	BANK BALANCES

Cash on hand	12,499	1,867
Cash at bank	9,006	7,943
Bank balances	21,505	9,810

13.	SHARE CAPITAL

	2025	2024
	USD	USD
Authorized share capital
3 ordinary shares at USD 0.66 each (2024: 3 ordinary shares at USD 0.66 each)	2	2

Issued and fully paid share capital	2024 Number of shares	2023 Number of shares
3 ordinary shares of USD 0,66 each (2024: 3 ordinary shares of USD 0,66 each)	3	3

Ryzon Materials Ltd	2	2
Uranex ESIP Pty Limited	1	1
	3	3

	2024 USD	2023 USD
3 ordinary shares at USD 0.66 each (2024: 3 ordinary shares at USD 0.66 each)	2	2

14.	LEASE LIABILITY

The carrying amounts of lease liabilities and the movements during the year were as follows:

	2025	2024
	USD	USD
At 1 July	118,979	143,525
Addition		-
Accretion of interest	-	11,454
Payment during the year – interest and principal	(27,391)	(36,000)
At 30 June	91,588	118,979

Maturity Analysis
Current Liability	91,588	27,038
Non-Current Liability	-	91,942
	91,588	118,970

The expenses charged to profit or loss in respect to lease arrangements were as follows:

Right-of-use asset depreciation	31,087	31,476
Lease liability accretion of interest	-	11,454
	31,087	42,930

The incremental borrowing rate (IBR) used as the discount rate was 8.87%.

Annex B-23

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

15.	OTHER PAYABLES

	2025	2024
	USD	USD
Accrued expenses	929,748	726,270
Other payables	200,688	71,892
Provision	15,558	15,558
	1,145,994	813,720

16.	RELATED PARTIES, TRANSALATION AND BALANCES

Ultimate parent

Ryzon Materials Ltd is the ultimate parent entity of the Company.

Ryzon Materials Ltd is an Australian public company.

	2025	2024
Amount due from related party	USD	USD
Opening	43,933	19,128
Borrowing provided	143,657	24,805
Magnis Technologies (Tanzania) Limited	187,590	43,933

Loan from related party
Opening	54,165,943	53,088,835
Borrowing received	562,755	1,184,783
Exchange diff	(585,673)	(107,675)
Ryon Materials Ltd	54,143,025	54,165,943

The loan and amount due to related party are unsecured, interest free and have no specified repayment terms. The parent company has confirmed that will not demand for repayment of the amounts in a manner that would jeopardize the project. No expected credit losses have been recognized on amounts due from related party, as the loss given default and probability of default were insignificant.

	2025 USD	2024 USD
The following were the transactions with related parties
Net payment to related party	143,657	24,805
Proceeds from related party loan	562,755	1,184,783

Compensation from Key Management Personnel

Key management personnel are described as those having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly.

	2025 USD	2024 USD
Director fees	17,824	21,176

Annex B-24

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 30 JUNE 2025

17.	EXPENDITURE COMMITMENTS

The Company has certain commitments to meet minimum expenditure requirements on the mineral exploration assets it has an interest in. Outstanding exploration commitments are as follows:

	2025	2024
	USD	USD
Not later than one year	-	61,895

Exploration expenditure commitments beyond twelve months could not reliable determined because the annual commitments were set at the anniversary date.

18.	CONTINGENT LIABILITIES

There were no contingent liabilities that occurred during the year or subsequent to the year-end, which required disclosure or adjustment to the financial statements.

19.	CONTINGENT ASSETS

There were no contingent assets that occurred during the year or subsequent to the year-end, which required disclosure or adjustment to the financial statements.

20.	SEGMENTS

The Company’s principal activities are mineral exploration and evaluation. Geographically the Company operates in one main location, being Tanzania, Africa.

21.	FAIR VALUE OF ASSETS AND LIABILITIES

The Company had no assets and liabilities measured at fair value on recurrent basis. Management assessed that the fair values of the financial instruments approximate their carrying amounts due to the short-term maturities of these instruments or the fact that the long-term financial liabilities are measured suing interest rates that are in line with market interest rates.

22.	COMPARATIVE FIGURES

Where necessary, comparative figures have been reclassified to conform to changes in presentation in the current year.

23.	EVENTS AFTER THE REPORTING PERIOD

At the date of signing the financial statements, the directors are not aware of any other matter or circumstance arising since the date of the end of the reporting period, not otherwise dealt in these financial statements, which significantly affected the financial position of the Company and results of its operations.

Annex B-25

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBERS OF

URANEX (TANZANIA) LIMITED

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of Uranex (Tanzania) Limited, which comprise the statement of financial position as at 30 June 2025, the statements of financial performance, changes in net assets, and cash flows for the year then ended, and the notes to the financial statements, comprising significant accounting policies and other explanatory information, as set out from page 85 to 99.

In our opinion, the accompanying financial statements present fairly, in all material aspects, the financial position of Uranex (Tanzania) Limited as at 30 June 2025, and of its financial performance and cash flows for the year then ended, in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB).

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with International Ethics Standards Board for Accountants Code of Ethics for Professional Accountants (IESBA Code), together with the ethical requirements that are relevant to our audit of the financial statements in Tanzania, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We are independent under SEC Rule 2-01 of Regulation S-X. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Responsibilities of the Directors and Those Charged with Governance for the Financial Statements

The Directors are responsible for the preparation of financial statements that give a true and fair view in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB), and for such internal control as the Directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the Directors are responsible for assessing the company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the Directors either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the company’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

Annex B-26

As part of an audit in accordance with ISAs, we exercise professional judgement and maintain professional scepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

●	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report

●	Report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the company to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the Directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Mazaher & Company

Certified Public Accountants (T)

Reg No: PF 398

/s/ Mazaher Yusuf

Signed by: Mazaher Yusuf

Dar es Salaam

Annex B-27

URANEX (TANZANIA) LIMITED

UNAUDITED FINANCIAL STATEMENTS

FOR THE QUARTER ENDED 31 MARCH 2026

Annex B-28

URANEX (TANZANIA) LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE QUARTER ENDED 31 MARCH 2026

		2026		2025
		Qtr	9 mths	Qtr	9 mths
	Note	USD	USD	USD	USD
Other income	5	-	-	-	2,812,048
Operating expenses	6	(2,066,065)	(3,825,617)	(719,150)	(827,562)
Loss before tax		(2,066,065)	(3,825,617)	(719,150)	1,984,486
Taxation	7	-	-	-	-
Loss for the period		(2,066,065)	(3,825,617)	(719,150)	1,984,486
Other comprehensive income		-	-	-	-
Loss for the period		(2,066,065)	(3,825,617)	(719,150)	1,984,486

Annex B-29

URANEX (TANZANIA) LIMITED

STATEMENT OF FINANCIAL POSITION AS AT 31 MARCH 2026

		2026	2025
	Note	USD	USD
Non-current assets
Property and equipment	8	-	12,654
Right of use assets	9	64,199	91,785
Development asset	10	5,270,590	5,262,241
		5,334,790	5,366,880
Current assets
Other receivables	11	(6,841)	(421)
Amounts due from related parties	17	368,171	69,849
Bank balances	12	75,728	8,769
		437,057	78,197
Total assets		5,771,847	5,445,077

Equity and Reserves
Equity
Share capital	13	2	2
Retained earnings		(53,648,033)	(47,347,215)
		(53,648,031)	(47,347,213)
Non-current liabilities
Lease liability	14	56,318	99,816
Loan due to related parties	16	58,369,113	51,617,244
		58,425,431	51,717,060
Current liabilities
Provision	14	15,558	15,558
Trade and other payables	15	978,889	1,059,672
		994,447	1,075,230
Total Liabilities		59,419,878	52,792,290
Total equity and Liabilities		5,771,847	5,445,077

The notes form an integral part of the financial statements.

Annex B-30

URANEX (TANZANIA) LIMITED

STATEMENT OF CASH FLOWS

FOR THE QUARTER ENDED 31 MARCH 2026

		2026		2025
	Share capital	Retained earnings	Total	Retained earnings	Total
	USD	USD	USD	USD	USD
Balance at July 2025	2	(49,822,416)	(49,822,414)	(49,331,701)	(49,331,699)
Comprehensive Income
Loss for the period	-	(3,825,617)	(3,825,617)	1,984,486	1,984,486
Other comprehensive income	-	-	-	-	-
Total comprehensive Income	-	(3,825,617)	(3,825,617)	1,984,486	1,984,486
As at end of period	2	(53,648,033)	(53,648,031)	(47,347,215)	(47,347,213)

Annex B-31

URANEX (TANZANIA) LIMITED

STATEMENT OF CASH FLOWS

FOR THE QUARTER ENDED 31 MARCH 2026

		2026		2025
		Qtr	9 mths	Qtr	9 mths
	Notes	USD	USD	USD	USD
Operating activities
Loss after tax		(2,006,065)	(3,825,617)	(719,150)	1,984,486

Depreciation		6,702	23,081	13,040	40,909
Decrease in provision VAT		-	-	-	306,170
Interest on right of use asset		1,158	3,730	2,480	7,837
Unrealised exchange		1,768,670	2,961,169	518,420	(2,810,480)
Working capital changes:
Increase in decrease Trade and other receivables		(10,923)	(15,638)		-
Increase in amounts due from related parties		(69,200)	(180,581)	(3,417)	(25,917)
Increase/(decrease) trade and other payables		(456,842)	(141,200)	174,090	251,955
Increase provision		-		-
Net cash used in operating activities		(766,500)	(1,175,056)	(14,537)	(245,040)

Investing activities
Purchase of property, plant and equipment	8	-	-	-	-
Decrease (Increase) on exploration and evaluation assets		-	(1,221)	-	-
Net cash used in investing activities		-	(1,221)	-	-

Financing activities
Proceeds from loan due to related parties	17	858,000	1,269,500	39,000	271,000
Lease Financing repayment	14	(21,000)	(39,000)	(27,000)	(27,000)
Net cash generated from financing activities		837,000	1,230,500	12,000	244,000

Net increase in cash and cash equivalents		70,500	54,223	(2,537)	(1,040)

Cash and bank balance at the beginning of the period		5,228	21,505	11,306	9,809
Cash and bank balance as at end of period	12	75,728	75,728	8,769	8,769

Annex B-32

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MARCH 2026

1.	REPORTING ENTITY

Uranex (Tanzania) Limited is a limited liability company incorporated in Tanzania under the Companies Act, 2002.

2.	BASIS OF PREPARATION

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all years presented, unless otherwise stated.

(a)	Basis of preparation and Statement of Compliance

The financial statements have been prepared in accordance with IFRS and the requirements of the Companies Act, 2002. The measurement basis applied is the historical cost basis, except where otherwise stated.

The financial statements are prepared in United States Dollar (USD) which is the Company’s functional currency.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires the directors to exercise judgement in the process of applying the Firm’s accounting policies. The areas involving a higher degree of judgement or complexity, or where assumptions and estimates are significant to the financial statements, are disclosed in Note 3.

(b)	Significant judgments and sources of estimation uncertainty

The preparation of financial statements in conformity with IFRS requires management, from time to time, to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. These estimates and associated assumptions are based on experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised and in any future periods affected.

In particular, information about significant areas of uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amounts recognized in the financial statements is included in:

i)	Measurement of fair values

A number of company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purpose based on the following methods:

●	Trade and other receivables

The fair value of trade and other receivables is estimated as the present value of the future cash flows, discounted at the market rate of interest at the reporting date.

●	Non-derivative financial liabilities

Fair value, which is determined for disclosure purposes, is calculated based on present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date.

Annex B-33

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

2.	BASIS OF PREPARATION (CONTINUED)

(b)	Significant judgments and sources of estimation uncertainty (continued)

ii)	Useful lives and residual values of property and equipment

Company tests annually whether the useful life and residual value estimates were appropriate and in accordance with its accounting policy. Useful lives and residual values of property and equipment have been determined based on previous experience and anticipated disposal values when the assets are disposed.

iii)	Exploration and evaluation expenditure

Exploration and evaluation expenditure such as costs of acquiring tenement rights, mining and prospecting licences are capitalised.

The cost of entering into an option agreement to explore and evaluate other licence holder’s rights, with the option of converting these licences is also capitalised. The company has to apply judgment in determining whether exploration and evaluation expenditure should be capitalised or expensed. Exploration and evaluation costs are expensed as incurred until a decision is taken that a mining property is economically feasible, after which subsequent expenditures are capitalised as intangible assets. Management estimates the economic feasibility of a property using key inputs such future graphite prices.

iv)	Decommissioning, site rehabilitation and environmental costs

The company’s mining and exploration are subject to various laws and regulations governing the protection of the environment. The company recognises management’s best estimate of the rehabilitation costs in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates.

v)	Income taxes

Significant judgement is required in determining Company’s provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Company recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current income tax and deferred income tax provisions in the period in which such determination is made.

3.	MATERIAL ACCOUNTING POLICIES

(a)	Functional currency translation

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The financial statements are presented in USD that is the Company’s functional currency.

Annex B-34

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(a)	Functional currency translation (continued)

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency of the Company using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the profit or loss.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are recognized in profit or loss within ‘foreign exchange gains and losses’. All other foreign exchange gains and losses are presented in the profit or loss within ‘other income’.

(b)	Taxation

The tax expense for the year comprises of current income tax and deferred income tax. Tax is recognised in profit or loss, except to the extent that it relates to items recognised in other comprehensive income or directly in equity. In this case, the tax is also recognised in other comprehensive income or directly in equity respectively.

(i)	Current income tax

The current income tax charge is calculated on the basis of the tax enacted or substantively enacted at the reporting date. The directors periodically evaluate positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Current income tax relating to items recognised directly in equity is recognised in equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

(ii)	Deferred income tax

Deferred income tax is recognised, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the reporting date and are expected to apply when the related deferred income tax asset is realised, or the deferred income tax liability is settled.

Deferred income tax assets are recognised only to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised. Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Annex B-35

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(b)	Taxation (continued)

(iii)	Value Added Tax (VAT)

Revenues, expenses and assets are recognised net of the amount of Value Added Tax (VAT), except:

a)	Where the VAT incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case the VAT is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

b)	Receivables and payables that are stated with the amount of Value Added Tax included. The net amount of VAT recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the statement of financial position.

(c)	Employee benefits

(i)	Statutory defined contribution pension scheme

The Company also contributes to a statutory defined contribution pension scheme, the National Social Security Fund (NSSF). Contributions are determined by local statute and are currently at 20% of the basic pay per employee per month in Tanzania.

(ii)	Other employee entitlement

Employee entitlements to annual leave are recognised when they accrue to employees. Provision is made for the estimated liability in respect of annual leave accrued at the end of the reporting year.

(d)	Property and equipment

All property and equipment are stated at historical cost less depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably.

The carrying amount of the replaced part is derecognised. All other repairs and maintenance are charged to profit or loss during the financial period in which they are incurred.

Depreciation on assets is calculated using the straight-line method over their estimated useful lives, as follows:

Rate
Office equipment	33.3%
Furniture and fittings	33.3%
Motor vehicle	20.0%

An item of property and equipment and any significant part initially recognised is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset, (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the profit or loss in the year the asset is derecognised.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting year.

Annex B-36

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(e)	Development assets

Development assets are stated at cost less accumulated depreciation and impairment losses. Cost represents the accumulation of all the compensation and resettlement expenditure incurred by, or on behalf of, the entity in relation to areas of interest in which construction or development has commenced. Compensation and resettlement expenditures are capitalised as development assets.

Development costs in which the Group has an interest are amortised over the life of the area of interest to which the costs relate to on a units of production basis over the estimated proven and probable ore reserves and proportion of other measured and indicated mineral resources where there is a high degree of confidence that they can be extracted economically. Changes in the life of the area of interest and/or ore reserves, and other mineral resources are accounted for prospectively.

(f)	Financial instruments

(i)	Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of any receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments);

●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments).

Annex B-37

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(f)	Financial instruments (continued)

●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments); and

●	Financial assets at fair value through profit or loss.

The Company’s financial assets comprise financial assets at amortised cost (debt instruments).

Financial assets at amortised cost (debt instruments)

The Company measures financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired.

The Company’s financial assets at amortised cost include trade and other receivables and bank balances.

(ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, financial liabilities at amortised cost, as appropriate.

All financial liabilities are recognised initially at fair value and, in the case of financial liabilities not at fair value through profit or loss, net of directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables.

Subsequent measurement

After initial recognition, trade and other payables, are subsequently measured at amortised cost using the Effective Interest Rate (EIR) method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process. Amortised cost is calculated by considering any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in profit or loss.

(iii)	De-recognition

A financial asset is derecognised when the Company loses control over the contractual rights that comprise that asset. This occurs when the rights are realised, expire or are surrendered. A financial liability is derecognised when it is extinguished, cancelled or expires.

Annex B-38

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(f)	Financial instruments (continued)

(iv)	Offsetting of financial assets and liabilities

Financial assets and liabilities are offset and the net amount reported on the statement of financial position when there is a legally enforceable right to set-off the recognised amount and there is an intention to settle on a net basis, or to realise the asset and settle the liability simultaneously.

Fair value of financial assets and financial liabilities is the price that would be received to sell an asset or paid to transfer a liability respectively in an orderly transaction between market participants at the measurement date.

(g)	Provisions

Provisions are recognised when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Restructuring provisions comprise lease termination penalties and employee termination payments. Provisions are not recognised for future operating losses.

(h)	Trade payables

Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

(i)	Share capital

Ordinary shares are classified as share capital in equity.

Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity. Income tax relating to transaction costs of an equity transaction are accounted for in accordance with IAS 12.

(j)	Current versus non-current classification

All other assets are classified as non-current. A liability is current when either:

●	It is expected to be settled in the normal operating cycle;

●	It is held primarily for the purpose of trading;

●	It is due to be settled within 12 months after the reporting period; or

●	There is no unconditional right to defer the settlement of the liability for at least 12 months after the reporting period.

The Company classifies all other liabilities as non-current. Deferred tax assets and liabilities are classified as non-current assets and liabilities.

Annex B-39

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(k)	Impairment of non-financial assets

The carrying amounts of non-financial assets are reviewed at each reporting date to determine whether there is objective evidence that an asset or a group of assets may be impaired. If such evidence exists, the estimated recoverable amount of that asset is determined and an impairment loss recognised for the difference between the recoverable amount and the carrying amount.

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Company makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of the asset or cash generating unit’s fair value less cost to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects market assessments of the time value of money and the risks specific to the asset. Impairment losses of continuing operations are recognised in profit or loss in those expense categories consistent with the function of the impaired asset.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in profit or loss unless the asset is carried at the re-valued amount, in which case the reversal is treated as a revaluation increase. After such a reversal the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

(l)	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

(m)	Lease

The Company assesses at contract inception whether a contract is, or contains, a lease. That is, if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

Company as a lessee

The Company applies a single recognition and measurement approach for all the leases, except for short term leases and low value assets. The Company recognized lease liabilities to make payments and the right of use assets representing the right to use the underlying asset.

Annex B-40

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(m)	Lease (continued)

Right of use asset

The Company recognizes the right of use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right of use assets are measured at cost, less any accumulated depreciated and impairment losses, and adjusted for any remeasurement of lease liabilities.

The cost of right of use includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Right of use assets are depreciated on a straight-line bases over the shorter of the lease. The lease terms are between 1 to 5 years.

If ownership of the leased assets transfers to the Company at the end of the lease term or the cost reflects the exercise of a purchase option, depreciate is calculated using the estimated useful life of asset. The right of use assets is also subject to impairment. Refer to the accounting policies on impairment of non-financial assets.

Lease liabilities

At the commencement date of the lease, the Company recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in substance fixed payments) less any lease incentives receivable, variance lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees.

The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by the Company and payments of penalties for terminating the lease, if the lease term reflects the Company exercising the option to terminate. Variable lease payments that do not depend on an index or a rate are recognised as expenses (unless they are incurred to produce inventories) in the period in which the event or condition that triggers the payment occurs.

Short-term leases and leases of low value asset

The Company applies the short-term lease recognition exemption to its short-term leases (those leases that have less than 12 months or less from the commencement date and do not contain purchase option) and the low value asset recognition exemption to leases. Lease payments on short term basis and leases of low value assets are recognised as expenses on a straight-line basis over the lease term.

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

The finance team under policies approved by the Board of Directors carries out financial risk management.

(a)	Market risk

(i)	Foreign exchange risk

The Company bills of its revenue from local customers in Tanzanian Shillings (TZS) and in United States Dollar (USD) for foreign customers. Most of the assets are liabilities are denominated in TZS which is the functional currency. The Company manages foreign currency risk by requiring service provides to quote in TZS and by matching financial assets and financial liabilities in the same currencies.

Annex B-41

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(a)	Market risk (continued)

(ii)	Price risk

The Company does not hold any financial instruments subject to price risk.

(iii)	Cash flow and fair value interest rate risk

The Company’s liabilities due to group undertakings are not interest bearing and therefore are not exposed to cash flow interest rate risk. The cash balances are not exposed to significant fluctuations in interest rates.

(b)	Credit risk

Credit risk is managed at the Group level. Credit risk arises from deposits with banks, as well as other receivables. The Company does not have any significant concentration of credit risk. As the receivables of the Company are primarily due from staffs, the exposure to credit risk is mitigated by the salary. Bank balances are held with regulated financial institutions for which the probability of default is minimal.

The following table represents a worst-case scenario of credit risk exposure to the Company at financial year-end:

2025
Maximum exposure to credit risk	USD
Other receivables	-
Amounts due from related parties	368,171
Bank balances	75,728
443,898

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

The table below analyses the Company’s financial liabilities that will be settled on a net basis into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table below are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying amounts, as the impact of discounting is not significant.

2025
USD
Loan due to related party	58,369,113
Trade and other payables	994,447
Lease liability	56,318
59,419,878

Annex B-42

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(c)	Liquidity risk (continued)

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. The capital structure of the Company consists of debt, which includes the trade and other payables, and total equity as presented in the statement of financial position.

The directors monitor the return on capital, which the Company defines as net operating income divided by total shareholders’ equity. The Company does not have externally imposed capital requirements.

5.	OTHER INCOME

	2026		2025
	Qtr	9 mth	Qtr	9 mth
	USD	USD	USD	USD
Unrealized Foreign Gains	-	-	-	2,810,480
Realized Exchange Gain	-	-	-	1,568
Interest Income	-	-	-	-
Rental Income	-	-	-	-
	-	-	-	2,812,048

6.	OPERATING EXPENSES

Accounting, Tax	9,738	24,488
Audit fees	-	-
Communications	20	32
Consultants	188,878	457,554
Depreciation	6,702	23,081
Donations	-	-
Employee costs	8,170	25,108
Exploration and Evaluation Expenditures	27,489	264,054
Exchange loss	1,768,634	2,961,104
Insurance	-	-
Interest on lease liability	1,158	3,730
Legals	34,427	44,907
Office rent	11,235	2,235
Other expenses	3,411	7,626
Subscription	4,178	4,422
Taxes	-	-
Travel	107	2,189
Vehicle expenses	1,918	5,087
Administrative expenses	2,066,065	3,825,617

Annex B-43

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

7.	TAXATION

Income tax expenses

There was no income tax charge for the year as the Company is yet to commence production and therefore does not generate income.

8.	PROPERTY AND EQUIPMENTS

	Office Equipment	Plant & Equipment	Vehicles	Furniture & Fixture	Land & Plots	TOTAL
COST	USD	USD	USD	USD	USD	USD
At 1st July 2025	64,174	215,972	25,157	14,664	7,382	327,349
Adjustment	-	-	-	-	-	-
At period end	64,174	215,972	25,157	14,664	7,382	327,349

DEPRECIATION
At 1st July 2025	(61,201)	(215,972)	(25,157)	(14,664)	-	(316,994)
Charge for period	(2,974)					(2,974)
At period end	(64,174)	(215,972)	(25,157)	(14,664)		(319,966)
NBV At period end	-	-	-	-	7,382	7,382

9.	RIGHT OF USE ASSET

	2026	2025
	USD	USD
At 1 July	84,305	115,392
Addition	-	-
Depreciation	(20,106)	(23,607)
At 30 June	64,199	91,785

10.	DEVELOPMENT ASSETS

At 1 July	5,262,198
Additions	1,222
Decrease in provision VAT	-
At period end	5,263,420

11.	OTHER RECEIVABLES

Prepayment	-
Other receivables	-
Vat	(6,841)
(6,841)

Annex B-44

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

12.	BANK BALANCES

Cash on hand	(563)
Cash at bank	76,290
Bank balances	75,728

13.	SHARE CAPITAL

	2026	2025
	USD	USD
Authorized share capital
3 ordinary shares at USD 0.66 each	2	2

Issued and fully paid share capital	2026 Number of shares	2025 Number of shares
3 ordinary shares of USD 0,66 each	3	3

Magnis Energy Technologies Ltd	2	2
Uranex ESIP Pty Limited	1	1
	3	3

	2026 USD	2025 USD
3 ordinary shares at USD 0.66 each (2024: 3 ordinary shares at USD 0.66 each)	2	2

14.	LEASE LIABILITY

The carrying amounts of lease liabilities and the movements during the year were as follows:

	2026	2025
	USD	USD
At 1 July	91,588	118,979
Addition	-	-
Accretion of interest	3,730	7,837
Payment during the period – interest and principal	(39,000)	(27,000)
At period end	56,318	99,816

Maturity Analysis
Current Liability	42,000	42,000
Non-Current Liability	14,318	57,816
	56,318	99,816

Annex B-45

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

14.	LEASE LIABILITY (CONTINUED)

The expenses charged to profit or loss in respect to lease arrangements were as follows

Right-of-use asset depreciation	20,106	23,607
Lease liability accretion of interest	3,730	7,837
	23,836	31,444

The incremental borrowing rate (IBR) used as the discount rate was 8.87%.

15.	OTHER PAYABLES

	2026	2025
	USD	USD
Accrued expenses	736,045	880,993
Other payables	242,844	178,679
Provision	15,558	15,558
	994,447	1,075,230

16.	RELATED PARTIES, TRANSALATION AND BALANCES

Ultimate parent

Magnis Energy Technologies Ltd is the ultimate parent entity of the Company.

Magnis Energy Technologies Ltd is an Australian public company.

	2026	2025
Amount due from related party	USD	USD
Opening	187,590	43,933
Borrowing provided	180,580	25,917
Magnis Technologies (Tanzania) Limited	368,171	69,850

Loan from related party
Opening	54,143,025	54,165,943
Borrowing received	1,269,500	271,000
Exchange diff	2,956,588	(2,819,699)
Magnis Energy Technologies Ltd	58,369,113	51,617,244

The loan and amount due to related party are unsecured, interest free and have no specified repayment terms. The parent company has confirmed that will not demand for repayment of the amounts in a manner that would jeopardize the project. No expected credit losses have been recognized on amounts due from related party, as the loss given default and probability of default were insignificant.

	2026	2025
	USD	USD
The following were the transactions with related parties
Net payment to related party	180,580	25,917
Proceeds from related party loan	1,269,500	271,000

Annex B-46

URANEX (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 31 MARCH 2026

17.	CONTINGENT LIABILITIES

There were no contingent liabilities that occurred during the period or subsequent to the period-end, which required disclosure or adjustment to the financial statements.

18.	CONTINGENT ASSETS

There were no contingent assets that occurred during the period or subsequent to the period-end, which required disclosure or adjustment to the financial statements.

19.	SEGMENTS

The Company’s principal activities are mineral exploration and evaluation. Geographically the Company operates in one main location, being Tanzania, Africa.

20.	FAIR VALUE OF ASSETS AND LIABILITIES

The Company had no assets and liabilities measured at fair value on recurrent basis. Management assessed that the fair values of the financial instruments approximate their carrying amounts due to the short-term maturities of these instruments or the fact that the long-term financial liabilities are measured suing interest rates that are in line with market interest rates.

21.	COMPARATIVE FIGURES

Where necessary, comparative figures have been reclassified to conform to changes in presentation in the current year.

22.	EVENTS AFTER THE REPORTING PERIOD

At the date of signing the financial statements, the directors are not aware of any other matter or circumstance arising since the date of the end of the reporting period, not otherwise dealt in these financial statements, which significantly affected the financial position of the Company and results of its operations.

Annex B-47

ANNEX C: Magnis Technologies (Tanzania) Limited Financial Statements

Annex C-1

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2025

Annex C-2

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENT OF RESPONSIBILITIES BY THOSE CHARGED WITH GOVERNANCE

FOR THE YEAR ENDED 30 JUNE 2025

The company’s Act, 2002 requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the operating results of the company for that year. It also requires the directors to ensure the company keeps proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company.

The directors are responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB). This responsibility includes designing, implementing and maintaining internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error, selecting and applying appropriate accounting policies, and making accounting estimates that are reasonable in the circumstances.

The directors accept responsibility for the annual financial statements, which have been prepared using appropriate accounting policies supported by reasonable and prudent judgments and estimates, in conformity with IFRS. The directors are of the opinion that the financial statements give a true and fair view of the state of the financial affairs of the company and of its operating results. The directors further accept responsibility for the maintenance of accounting records which may be relied upon in the preparation of financial statements, as well as adequate systems of internal financial control.

Nothing has come to the attention of the directors to indicate that the company will not remain a going concern for at least the next twelve months from the date of this statement. In addition, the directors confirm the shareholders’ commitment to continue providing the financial support that may be required to enable the company to continue operating and meet its obligations as they fall due. On this basis, the directors consider it appropriate to prepare the financial statements on the “going concern” basis.

Approval of the financial statements:

The annual financial statements of Magnis Technologies (Tanzania) Limited as identified were approved and authorized on behalf of the Board of Directors and signed by the following director.

Alley Mwakibolwa	Frank Poullas
Director	Director

Date:	Date:

Annex C-3

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 30 JUNE 2025

		2025	2024
		USD	USD
Other income	5	-	-
Operating expenses	6	(305,160)	(101,513)
Loss before income tax		(305,160)	(101,513)
Income tax expense	7	-	-
Loss for the year		(305,160)	(101,513)
Other comprehensive income		1	-
Loss for the year		(305,159)	(101,513)

Annex C-4

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENT OF FINANCIAL POSITION

AS AT 30 JUNE 2025

		2025	2024
	Notes	USD	USD
Assets
Current assets
Cash and bank balances	8	429	533
		429	533
Non-Current assets
Right of Use Asset		710,717	-
Total assets		711,146	533

Equity and Liabilities
Equity
Share capital	9	45	45
Retained earnings		(503,439)	(198,281)
		(503,394)	198,236
Non-Current Liabilities
Loan due to related parties	11	87,068	87,068
Amount due to related party	11	187,590	43,933
Lease Liability	11	729,383	-
		1,004,041	131,001
Current Liabilities
Trade and other payables	10	210,499	67,768

Total Equity and Liabilities		711,146	533

The financial statements were approved for issue by the board of directors on __________________ 2026 and signed on its behalf by:

Alley Mwakibolwa	Frank Poullas
Director	Director

Date:	Date:

The notes on pages 107 to 119 form an integral part of the financial statements.

Annex C-5

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENTS OF CHANGES IN EQUITY

FOR THE YEAR ENDED 30 JUNE 2025

	Share capital	Retained earnings	Total
	USD	USD	USD
Balance at 1 July 2024	45	(198,281)	(198,281)
Comprehensive income
Loss for the year		(305,159)	(305,159)
Other Comprehensive income		-	-
Total Comprehensive Loss		(503,439)	(503,439)
As at 30 June 2025	45	(503,439)	(503,439)

Balance as 1 July 2023	45	(96,768)	(96,768)
Comprehensive income
Loss for the year	-	(101,513)	(101,513)
Other Comprehensive income	-	-	-
Total Comprehensive Income	-	(101,513)	(101,513)
At 30 June 2024	45	(198,281)	(198,281)

Annex C-6

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED 30 JUNE 2025

	2025	2024
	USD	USD
Operating activities
Loss after tax	(305,159)	(101,513)
Unrealised exchange gain	(1)	-
Working capital changes:
Increase/(decrease) trade and other payables	142,731	66,588

Increase amount due to related party	24,805
Increase/(decrease) in provisions	18,666	24,805
Net cash flows from operating activities	(143,763)	(10,120)

Financing activities
Proceeds from loan due to related parties	143,658	10,000
Net cash flows from financing activities	143,658	10,000
Decrease in cash and cash equivalents	(105)	(120)
Cash and cash balance at the beginning of the year	533	653

Cash and cash balance at 31 December	429	533

Annex C-7

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 JUNE 2025

1.	REPORTING ENTITY

Magnis Technologies (Tanzania) Limited is a limited liability company incorporated in Tanzania under the Companies Act, 2002.

2.	BASIS OF PREPARATION

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all periods presented, unless otherwise stated.

(a)	Basis of preparation and Statement of Compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB). The measurement basis applied, is the historical cost basis, except where otherwise stated.

The financial statements are prepared in United States Dollar (USD) which is the Company’s functional currency.

The preparation of financial statements in conformity with IFRS Accounting standards requires the use of certain critical accounting estimates. It also requires the directors to exercise judgement in the process of applying the Firm’s accounting policies. The areas involving a higher degree of judgement or complexity, or where assumptions and estimates are significant to the financial statements, are disclosed in Note 2 (c).

(b)	Going concern

The Company is involved in the exploration and evaluation of mineral tenements. Further expenditure will be required upon these tenements to ascertain whether they contain economically recoverable reserves.

The directors consider that the Company’s business activities and financial resources ensure that it is well places to manage its business risks successfully. The Company is yet to commence production and therefore does not generate revenue.

The Company made a loss of USD 305,159 during the year and as that date. The Company’s total liabilities exceeded total assets by USD 503,394 and current liabilities exceed current assets by USD 210,069. These conditions indicate the existence of a material uncertainty which may cast significant doubt about the Company’s ability to continue as a going concern and that therefore it may be unable to realise its asset and discharge its liabilities in the normal course of business.

The directors however, and confident that these conditions do not indicate a material uncertainty which may cast significant doubt about the Company’s ability to continue as a going concern, and that therefore, assets will be realised, and liabilities discharged in the normal course of business. This assessment is based on the following factors:

●	The directors have obtained approval for the funding strategy of the Company covering current liabilities as well as funding for the foreseeable future.

Annex C-8

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

2.	BASIS OF PREPARATION (CONTINUED)

(b)	Going Concern (continued)

●	The parent company, Ryzon Materials Ltd, has confirmed that it will ensure that the Company is properly financed at all times, and that it will not demand for repayment of the amounts advanced to the Company in a manner that would jeopardise the objective of the Company.

●	The directors are not aware of any other material uncertainties that may cast significant doubt upon the Company’s ability to continue as a going concern.

No adjustments have been made to the financial statements relating to the recoverability and classification of the asset carrying amounts or the classification of liabilities that might be necessary should be a Company not to continue as a going concern.

The financial statements have been prepared on the basis of accounting policies applicable to a going concern. This basis presumes that the Company will have adequate resources to meet its liabilities as and when they fall due, and that the realisation of assets and settlement of liabilities in the ordinary course of business.

(c)	Significant judgments and sources of estimation uncertainty

The preparation of financial statements in conformity with IFRS requires management, from time to time, to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. These estimates and associated assumptions are based on experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

In particular, information about significant areas of uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amounts recognized in the financial statements is included in:

(d)	Measurement of fair values

A number of company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purpose based on the following methods:

(e)	Income taxes

Significant judgement is required in determining Company’s provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Company recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current income tax and deferred income tax provisions in the period in which such determination is made.

Annex C-9

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES

(a)	New Standards and Interpretations

New standards, amendments and interpretations effective and adopted during the year.

A number of new standards were effective from 1 July 2023, but they did not have material effect on the Company’s financial statements. The Company has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

(b)	Functional currency translation

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The financial statements are presented in United Stated Dollars (USD) that is the Company’s functional currency.

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency of the Company using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the profit or loss.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are recognized in profit or loss within ‘foreign exchange gains and losses’. All other foreign exchange gains and losses are presented in the profit or loss within ‘other income’.

(c)	Taxation

The tax expense for the year comprises of current income tax and deferred income tax. Tax is recognised in profit or loss, except to the extent that it relates to items recognised in other comprehensive income or directly in equity. In this case, the tax is also recognised in other comprehensive income or directly in equity respectively.

(i)	Current income tax

The current income tax charge is calculated on the basis of the tax enacted or substantively enacted at the reporting date. The directors periodically evaluate positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Current income tax relating to items recognised directly in equity is recognised in equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Annex C-10

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(c)	Taxation (continued)

(ii)	Deferred income tax

Deferred income tax is recognised, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the reporting date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

Deferred income tax assets are recognised only to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised. Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax assets to be recovered.

(iii)	Value Added Tax (VAT)

Revenues, expenses and assets are recognised net of the amount of Value Added Tax (VAT), except:

a)	Where the VAT incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case the VAT is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

b)	Receivables and payables that are stated with the amount of Value Added Tax included. The net amount of VAT recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the statement of financial position.

(d)	Employee benefits

(i)	Statutory defined contribution pension scheme

The Company also contributes to a statutory defined contribution pension scheme, the National Social Security Fund (NSSF). Contributions are determined by local statute and are currently at 20% of the basic pay per employee per month in Tanzania.

(ii)	Other employee entitlement

Employee entitlements to annual leave are recognised when they accrue to employees. Provision is made for the estimated liability in respect of annual leave accrued at the end of the reporting year.

Annex C-11

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(e)	Financial instruments

(i)	Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of any receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments);

●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments)

●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments); and

●	Financial assets at fair value through profit or loss

Annex C-12

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(e)	Financial instruments (Continued)

The Company’s financial assets comprise financial assets at amortised cost (debt instruments).

Financial assets at amortised cost (debt instruments)

The Company measures financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified, or impaired.

The Company’s financial assets at amortised cost include trade and other receivables and bank balances.

(ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities are classified at initial recognition as financial liabilities at fair value through profit or loss, financial liabilities at amortised cost, as appropriate.

All financial liabilities are recognised initially at fair value and, in the case of financial liabilities not at fair value through profit or loss, net of directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables.

Subsequent measurement

After initial recognition, trade and other payables are subsequently measured at amortised cost using the EIR method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process. Amortised cost is calculated by considering any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in profit or loss.

(iii)	De-recognition

A financial asset is derecognised when the Company loses control over the contractual rights that comprise that asset. This occurs when the rights are realised, expire or are surrendered. A financial liability is derecognised when it is extinguished, cancelled or expires.

Annex C-13

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(e)	Financial instruments (Continued)

(iv)	Offsetting of financial assets and liabilities

Financial assets and liabilities are offset, and the net amount reported on the statement of financial position when there is a legally enforceable right to set-off the recognised amount and there is an intention to settle on a net basis, or to realise the asset and settle the liability simultaneously.

Fair value of financial assets and financial liabilities is the price that would be received to sell an asset or paid to transfer a liability respectively in an orderly transaction between market participants at the measurement date.

(f)	Provisions

Provisions are recognised when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Restructuring provisions comprise lease termination penalties and employee termination payments. Provisions are not recognised for future operating losses.

(g)	Trade payables

Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

(h)	Share capital

Ordinary shares are classified as share capital in equity.

Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

(i)	Current versus non-current classification

All other assets are classified as non-current. A liability is current when either:

●	It is expected to be settled in the normal operating cycle;

●	It is held primarily for the purpose of trading;

●	It is due to be settled within 12 months after the reporting period; or

●	There is no unconditional right to defer the settlement of the liability for at least 12 months after the reporting period.

The Company classifies all other liabilities as non-current. Deferred tax assets and liabilities are classified as non-current assets and liabilities.

Annex C-14

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(j)	Impairment of non-financial assets

The carrying amounts of non-financial assets are reviewed at each reporting date to determine whether there is objective evidence that an asset or a group of assets may be impaired. If such evidence exists, the estimated recoverable amount of that asset is determined and an impairment loss recognised for the difference between the recoverable amount and the carrying amount.

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Company makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of the asset or cash generating unit’s fair value less cost to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects market assessments of the time value of money and the risks specific to the asset. Impairment losses of continuing operations are recognised in profit or loss in those expense categories consistent with the function of the impaired asset.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such a reversal is recognised in profit or loss unless the asset is carried at the re-valued amount, in which case the reversal is treated as a revaluation increase. After such a reversal the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

(k)	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term, highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

The finance team under policies approved by the Board of Directors carry out financial risk management.

Annex C-15

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(a)	Market risk

(i)	Foreign exchange risk

The Company bills of its revenue from local customers in Tanzanian Shillings (TZS) and in United States Dollar (USD) for foreign customers. Most of the assets and liabilities are denominated in USD which is the functional currency. The Company manages foreign currency risk by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies.

(ii)	Price risk

The Company does not hold any financial instruments subject to price risk.

(iii)	Cash flow and fair value interest rate risk

The Company’s liabilities due to group undertakings are not interest bearing and therefore are not exposed to cash flow interest rate risk. The cash balances are not exposed to significant fluctuations in interest rates.

(b)	Credit risk

Credit risk is managed at the Group level. Credit risk arises from deposits with banks, as well as other receivables. The Company does not have any significant concentration of credit risk. As the receivables of the Company are primarily due from staff, the exposure to credit risk is mitigated by the salary. Bank balances are held with regulated financial institutions for which the probability of default is minimal.

The following table represents a worst-case scenario of credit risk exposure to the Company at financial year-end:

	2025	2024
Maximum exposure to credit risk	USD	USD
Bank balances	429	533

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

Annex C-16

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(c)	Liquidity risk (Continued)

The table below analyses the Company’s financial liabilities that will be settled on a net basis into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table below are the contractual undiscounted cash flows.

Balances due within 12 months equal their carrying amounts, as the impact of discounting is not significant.

	2025 USD	2024 USD
Loan due to related party	87,068	87,068
Trade and other payables	210,498	67,768
Amount due to related party	729,383	43,933
	1,004,042	198,769

(d)	Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. The capital structure of the Company consists of debt, which includes the trade and other payables, and total equity as presented in the statement of financial position.

The directors monitor the return on capital, which the Company defines as net operating income divided by total shareholders’ equity. The Company does not have externally imposed capital requirements.

5.	OTHER INCOME

	2025	2024
	USD	USD
Foreign exchange (loss)/gains	-	-

6.	OPERATING EXPENSES

Accounting & Audit Services	7,343	11,990
Bank Charges	175	138
Consultants	26,315	13,355
Staff cost	117,414	76,030
Depreciation on right of use asset	22,926	-
Interest on lease liability	62,180	-
Papers & Publications	2,367	-
Rent	66,440
	305,160	101,513

Annex C-17

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

7.	TAXATION

Income tax expenses

No income tax during the year as the company is yet to commence production, therefore no income generated during the year.

Deferred tax (asset)/liability

Deferred tax is calculated on all temporary differences using the liability method at the enacted income tax of 30%.

The net deferred tax (assets)/liabilities at year-end were attributed to the following items:

	2025	2024
	USD	USD
Unrealized foreign losses	-	-
Tax losses carried forward	(59,384)	(59,384)
Net deductible temporary differences	(59,384)	(59,384)

Movement in deferred tax asset
At 1 July	(28,930)	(28,930)
Deferred tax credit not recognized	(30,454)	(30,454)
At 30 June	(59,384)	(59,384)

Reconciliation of accounting loss to tax charge /(credit)

A reconciliation between tax expense and the product of accounting loss before income tax multiplied by the Company’s applicable income tax rate is as follows:

	2025	2024
	USD	USD
Loss tax	(305,159)	(101,513)

At the statutory rate of 30% (2024: 30%)	(30,454)	(30,454)
Deferred tax credit for the period not recognised	30,454	30,454
Income tax charge/(credit)	-	-

8.	CASH AND BANK BALANCES

	2025	2024
	USD	USD
Bank balances	429	533

Annex C-18

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

9.	SHARE CAPITAL

	2025	2024
	USD	USD
Authorized share capital
100 ordinary shares at USD 0.45 each (2024:100 ordinary shares at USD 0.45 each)	45	45

Issued and fully paid share capital
100 ordinary shares at USD 0.45 each (2024:100 ordinary shares at USD 0.45 each)	45	45

	2025 Number of shares	2024 Number of shares
Ryzon Materials Ltd	99	99
Uranex ESIP Pty Ltd	1	1
	100	100

10.	TRADE AND OTHER PAYABLES

	2025	2024
	USD	USD
Accrued expenses	64,929	6,738
Payroll payable	102,455	43,880
Other payables	43,114	17,150
	210,498	67,768

11.	RELATED PARTIES TRANSACTIONS AND BALANCES

Ultimate parent

Ryzon Materials Ltd is the ultimate parent entity of the Company.

Ryzon Materials Ltd is an Australian public company.

	2025	2024
Amount due to related party	USD	USD
Uranex (Tanzania) Limited
Opening	43,933	19,128
Borrowing received	143,657	24,805
	187,590	43,933
Loan from related party
Ryzon Materials Limited
Opening	77,068	77,068
Borrowing received	10,000	10,000
	87,068	87,068

Annex C-19

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2025

11.	RELATED PARTIES TRANSACTIONS AND BALANCES (CONTINUED)

The loan and amount due to related party are unsecured, interest free and have no specified repayment terms. The parent company has confirmed that it will not demand for repayment of the amounts in a manner that would jeopardize the project.

No expected credit losses have been recognized on amounts due from related parties as the loss given default and probability of default were insignificant.

	2025 USD	2024 USD
The following were the transactions with related parties
Proceeds from related party	143,657	12,388
Proceeds from related parties borrowings	-	37,218

12.	CONTINGENT LIABILITIES

There were no contingent liabilities that occurred during the year or subsequent to the year-end, which required disclosure or adjustment to the financial statements. (2024: Nil)

13.	CONTINGENT ASSETS

There were no contingent assets occurring during the year or subsequent to the year-end, which required disclosure or adjustment to the financial statements. (2024: Nil)

14.	SEGMENTS

The Company’s principal activities are mineral exploration and evaluation. Geographically the Company operates in one main location, being Tanzania, Africa.

15.	FAIR VALUE OF ASSETS AND LIABILITIES

The Company had no assets and liabilities measured at fair value on recurrent basis. Management assessed that the fair values of the financial instruments approximate their carrying amounts due to the short-term maturities of these instruments or the fact that the long-term financial liabilities are measured using interest rates that are in line with market interest rates.

16.	COMPARATIVE FIGURES

Where necessary, comparative figures have been reclassified to conform to changes in presentation in the current year.

17.	EVENTS AFTER THE REPORTING PERIOD

At the date of signing the financial statements, the directors are not aware of any other matter or circumstance arising since the date of the end of the reporting period, not otherwise dealt with in these financial statements, which significantly affected the financial position of the Company and results of its operations.

Annex C-20

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBERS OF

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of Magnis Technologies (Tanzania) Limited, which comprise the statement of financial position as at 30 June 2025, the statements of financial performance, changes in net assets, and cash flows for the year then ended, and the notes to the financial statements, comprising significant accounting policies and other explanatory information, as set out from page 127 to 136.

In our opinion, the accompanying financial statements present fairly, in all material aspects, the financial position of Magnis Technologies (Tanzania) Limited as at 30 June 2025, and of its financial performance and cash flows for the year then ended, in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB).

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with International Ethics Standards Board for Accountants Code of Ethics for Professional Accountants (IESBA Code), together with the ethical requirements that are relevant to our audit of the financial statements in Tanzania, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We are independent under SEC Rule 2-01 of Regulation S-X. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Responsibilities of the Directors and Those Charged with Governance for the Financial Statements

The Directors are responsible for the preparation of financial statements that give a true and fair view in accordance with International Financial Reporting Standards (IFRS) including interpretations as issued by the International Accounting Standards Board (IASB), and for such internal control as the Directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the Directors are responsible for assessing the company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the Directors either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the company’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

Annex C-21

As part of an audit in accordance with ISAs, we exercise professional judgement and maintain professional scepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

●	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report

●	Report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the company to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the Directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Mazaher & Company

Certified Public Accountants (T)

Reg No: PF 398

/s/ Mazaher Yusuf

Signed by: Mazaher Yusuf

Dar es Salaam

Annex C-22

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

UNAUDITED FINANCIAL STATEMENTS
FOR THE QUARTER ENDED 31 MARCH 2026

Annex C-23

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE QUARER ENDED 31 MARCH 2026

		2026		2025
		Quarter	9 months	Quarter	9 months
		USD	USD	USD	USD
Other income	5	-		-
Operating expenses	6	(38,345)	(140,287)	(80,549)	(186,718)
Loss before income tax		(38,345)	(140,287)	(80,549)	(186,718)
Income tax expense	7	-	-	-	-
Loss for the period		(38,345)	(140,287)	(80,549)	(186,718)
Other comprehensive income		-	-	-	-
Loss for the period		(38,345)	(140,287)	(80,549)	(186,718)

Annex C-24

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENT OF FINANCIAL POSITION

AS AT 31 MARCH 2026

		2026	2025
	Notes	USD	USD
Assets
Current assets
Cash and bank balances	8	257	379
		257	379
Non-Current assets
Right of Use Asset		693,521	716,448
Total assets		693,778	716,827

Equity and Liabilities
Equity
Share capital	9	45	45
Retained earnings		(643,727)	(381,994)
		(643,681)	(381,949)
Non-Current Liabilities
Loan due to related parties	11	87,068	87,068
Amount due to related party	11	368,171	69,849
Lease Liability	11	708,678	713,445
		1,163,917	870,362
Current Liabilities
Trade and other payables		173,543	228,414
Total Equity and Liabilities	10	693,778	716,827

The notes form an integral part of the financial statements.

Annex C-25

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENTS OF CHANGES IN EQUITY

FOR THE QUARTER ENDED 31 MARCH 2026

	Share capital	Retained earnings	Total
Balance as 1 July 2025	45	(503,439)	(503,394)
Comprehensive income
Loss for the period	-	(140,286)	(140,286)
Other Comprehensive income	-	-	-
Total Comprehensive Income	-	(140,286)	(140,286)
At 30 September 2025	45	(643,727)	(605,681)

Annex C-26

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

STATEMENTS OF CASH FLOWS

FOR THE QUARTER ENDED 31 MARCH 2026

	2026		2025
	Qtr	9 mth	Qtr	9 mth
	USD	USD	USD	USD
Operating activities
Loss after tax	(38,345)	(140,287)	(80,549)	(186,718)
Non cash items:
Depreciation and amortisation	5,732	17,195	5,732	17,195
Interest on lease liability	15,387	45,736	15,590	46,241
Working capital changes:
(Decrease)/Increase in trade and other payables	(52,014)	(36,955)	55,810	82,914
Net cash flows from operating activities	(69,240)	(114,311)	(3,417)	(40,368)

Financing activities
Lease payment	-	(66,440)	-	(66,440)
Proceeds from loan due to related parties	69,200	180,580	3,417	25,917
Net cash flows from financing activities	69,200	114,140	3,417	(40,523)

Decrease in cash and cash equivalents	(39)	(171)	-	(155)
Cash and cash balance at the beginning of the period	296	428	379	533
Cash and cash balance at end of period	257	257	379	378

Annex C-27

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE QUARTER ENDED 31 MARCH 2026

1.	REPORTING ENTITY

Magnis Technologies (Tanzania) Limited is a limited liability company incorporated in Tanzania under the Companies Act, 2002.

2.	BASIS OF PREPARATION

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all periods presented, unless otherwise stated.

(a)	Basis of preparation and Statement of Compliance

The financial statements have been prepared in accordance with IFRS Standard and the requirements of the companies Act, 2002. The measurement basis applied, is the historical cost basis, except where otherwise stated.

The financial statements are prepared in United States Dollar (USD) which is the Company’s functional currency.

The preparation of financial statements in conformity with IFRS Accounting standards requires the use of certain critical accounting estimates. It also requires the directors to exercise judgement in the process of applying the Firm’s accounting policies. The areas involving a higher degree of judgement or complexity, or where assumptions and estimates are significant to the financial statements, are disclosed in Note 2 (b).

(b)	Significant judgments and sources of estimation uncertainty

The preparation of financial statements in conformity with IFRS requires management, from time to time, to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. These estimates and associated assumptions are based on experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

In particular, information about significant areas of uncertainty and critical judgements in applying accounting policies that have the most significant effect on the amounts recognized in the financial statements is included in:

3.	MATERIAL ACCOUNTING POLICIES

(a)	Functional currency translation

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The financial statements are presented in United Stated Dollars (USD) that is the Company’s functional currency.

Annex C-28

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(a)	Functional currency translation (continued)

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency of the Company using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the profit or loss.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are recognized in profit or loss within ‘foreign exchange gains and losses’. All other foreign exchange gains and losses are presented in the profit or loss within ‘other income’.

(b)	Taxation

The tax expense for the year comprises of current income tax and deferred income tax. Tax is recognised in profit or loss, except to the extent that it relates to items recognised in other comprehensive income or directly in equity. In this case, the tax is also recognised in other comprehensive income or directly in equity respectively.

(i)	Current income tax

The current income tax charge is calculated on the basis of the tax enacted or substantively enacted at the reporting date. The directors periodically evaluate positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Current income tax relating to items recognised directly in equity is recognised in equity and not in profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

(ii)	Deferred income tax

Deferred income tax is recognised, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the reporting date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

Deferred income tax assets are recognised only to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised. Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax assets to be recovered.

Annex C-29

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(b)	Taxation (continued)

(iii)	Value Added Tax (VAT)

Revenues, expenses and assets are recognised net of the amount of Value Added Tax (VAT), except:

a)	Where the VAT incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case the VAT is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

b)	Receivables and payables that are stated with the amount of Value Added Tax included. The net amount of VAT recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the statement of financial position.

(c)	Employee benefits

(i)	Statutory defined contribution pension scheme

The Company also contributes to a statutory defined contribution pension scheme, the National Social Security Fund (NSSF). Contributions are determined by local statute and are currently at 20% of the basic pay per employee per month in Tanzania.

(ii)	Other employee entitlement

Employee entitlements to annual leave are recognised when they accrue to employees. Provision is made for the estimated liability in respect of annual leave accrued at the end of the reporting year.

(d)	Financial instruments

(i)	Financial assets

Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of any receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

Annex C-30

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(d)	Financial instruments (continued)

Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments);

●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments)

●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments); and

●	Financial assets at fair value through profit or loss

The Company’s financial assets comprise financial assets at amortised cost (debt instruments).

Financial assets at amortised cost (debt instruments)

The Company measures financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified, or impaired.

The Company’s financial assets at amortised cost include trade and other receivables and bank balances.

(ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities are classified at initial recognition as financial liabilities at fair value through profit or loss, financial liabilities at amortised cost, as appropriate.

All financial liabilities are recognised initially at fair value and, in the case of financial liabilities not at fair value through profit or loss, net of directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables.

Subsequent measurement

After initial recognition, trade and other payables are subsequently measured at amortised cost using the EIR method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process. Amortised cost is calculated by considering any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in profit or loss.

Annex C-31

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(d)	Financial instruments (continued)

(iii)	De-recognition

A financial asset is derecognised when the Company loses control over the contractual rights that comprise that asset. This occurs when the rights are realised, expire or are surrendered. A financial liability is derecognised when it is extinguished, cancelled or expires.

(iv)	Offsetting of financial assets and liabilities

Financial assets and liabilities are offset, and the net amount reported on the statement of financial position when there is a legally enforceable right to set-off the recognised amount and there is an intention to settle on a net basis, or to realise the asset and settle the liability simultaneously.

Fair value of financial assets and financial liabilities is the price that would be received to sell an asset or paid to transfer a liability respectively in an orderly transaction between market participants at the measurement date.

(e)	Provisions

Provisions are recognised when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Restructuring provisions comprise lease termination penalties and employee termination payments. Provisions are not recognised for future operating losses.

(f)	Trade payables

Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

(g)	Share capital

Ordinary shares are classified as share capital in equity.

Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

(h)	Current versus non-current classification

All other assets are classified as non-current. A liability is current when either:

●	It is expected to be settled in the normal operating cycle;

●	It is held primarily for the purpose of trading;

●	It is due to be settled within 12 months after the reporting period; or

●	There is no unconditional right to defer the settlement of the liability for at least 12 months after the reporting period.

The Company classifies all other liabilities as non-current. Deferred tax assets and liabilities are classified as non-current assets and liabilities.

Annex C-32

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

3.	MATERIAL ACCOUNTING POLICIES (CONTINUED)

(i)	Impairment of non-financial assets

The carrying amounts of non-financial assets are reviewed at each reporting date to determine whether there is objective evidence that an asset or a group of assets may be impaired. If such evidence exists, the estimated recoverable amount of that asset is determined and an impairment loss recognised for the difference between the recoverable amount and the carrying amount.

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when annual impairment testing for an asset is required, the Company makes an estimate of the asset’s recoverable amount. An asset’s recoverable amount is the higher of the asset or cash generating unit’s fair value less cost to sell and its value in use and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects market assessments of the time value of money and the risks specific to the asset. Impairment losses of continuing operations are recognised in profit or loss in those expense categories consistent with the function of the impaired asset.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognised impairment loss is reversed only if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case the carrying amount of the asset is increased to its recoverable amount. That increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such a reversal is recognised in profit or loss unless the asset is carried at the re-valued amount, in which case the reversal is treated as a revaluation increase. After such a reversal the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.

(j)	Cash and cash equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks, other short-term, highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities.

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Company’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Company’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

The finance team under policies approved by the Board of Directors carry out financial risk management.

(a)	Market risk

(i)	Foreign exchange risk

The Company bills of its revenue from local customers in Tanzanian Shillings (TZS) and in United States Dollar (USD) for foreign customers. Most of the assets and liabilities are denominated in USD which is the functional currency. The Company manages foreign currency risk by requiring service providers to quote in USD and by matching financial assets and financial liabilities in the same currencies.

Annex C-33

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(a)	Market risk (continued)

(ii)	Price risk

The Company does not hold any financial instruments subject to price risk.

(iii)	Cash flow and fair value interest rate risk

The Company’s liabilities due to group undertakings are not interest bearing and therefore are not exposed to cash flow interest rate risk. The cash balances are not exposed to significant fluctuations in interest rates.

(b)	Credit risk

Credit risk is managed at the Group level. Credit risk arises from deposits with banks, as well as other receivables. The Company does not have any significant concentration of credit risk. As the receivables of the Company are primarily due from staff, the exposure to credit risk is mitigated by the salary. Bank balances are held with regulated financial institutions for which the probability of default is minimal.

The following table represents a worst-case scenario of credit risk exposure to the Company at financial year-end:

Maximum exposure to credit risk	2025 USD
Bank balances	257

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

The table below analyses the Company’s financial liabilities that will be settled on a net basis into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table below are the contractual undiscounted cash flows.

Balances due within 12 months equal their carrying amounts, as the impact of discounting is not significant.

2025 USD
Loan due to related party	87,068
Amount due to related party	368,171
Trade and other payables	173,543
Lease liability	708,678
1,337,460

Annex C-34

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

4.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (CONTINUED)

(d)	Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. The capital structure of the Company consists of debt, which includes the trade and other payables, and total equity as presented in the statement of financial position.

The directors monitor the return on capital, which the Company defines as net operating income divided by total shareholders’ equity. The Company does not have externally imposed capital requirements.

5.	OTHER INCOME

2025 USD
Foreign exchange (loss) / gains	-

6.	OPERATING EXPENSES

	Qtr	9 mths
Accounting & Audit Services	1,200	6,600
Bank Charges	40	171
Consultants	-	2,630
Staff cost	15,985	61,221
Depreciation on right of use asset	5,732	17,194
Interest on lease liability	15,387	45,736
Rent	11	6,735
	38,345	140,287

7.	TAXATION

Income tax expenses

No income tax during the year as the company is yet to commence production, therefore no income generated during the year.

8.	CASH AND BANK BALANCES

	2026 USD	2025 USD
Bank balances	257	379

Annex C-35

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

9.	SHARE CAPITAL

	2026 USD	2025 USD
Authorized share capital
100 ordinary shares at USD 0.45 each (2023:100 ordinary shares at USD 0.45 each)	45	45
Issued and fully paid share capital
100 ordinary shares at USD 0.45 each (2023:100 ordinary shares at USD 0.45 each)	45	45

	2026 Number of shares	2025 Number of shares
Magnis Energy Technologies Ltd	99	99
Uranex ESIP Pty Ltd	1	1
	100	100

10.	TRADE AND OTHER PAYABLES

	2026 USD	2025 USD
Accrued expenses	37,752	103,093
Payroll payable	79,052	88,698
Other payables	56,738	36,623
	173,543	228,414

11.	RELATED PARTIES TRANSACTIONS AND BALANCES

Ultimate parent

Magnis Energy Technologies Ltd is the ultimate parent entity of the Company.

Magnis Energy Technologies Ltd is an Australian public company.

Amount due to related party	2026 USD	2025 USD
Uranex (Tanzania) Limited
Opening	187,590	43,932
Borrowing received	180,581	25,917
	368,171	69,849
Loan from related party
Magnis Energy Technologies Limited
Opening	87,068	87,068
Borrowing received	-	-
	87,068	87,068

Annex C-36

MAGNIS TECHNOLOGIES (TANZANIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE QUARTER ENDED 31 MARCH 2026

11.	RELATED PARTIES TRANSACTIONS AND BALANCES (CONTINUED)

The loan and amount due to related party are unsecured, interest free and have no specified repayment terms. The parent company has confirmed that it will not demand for repayment of the amounts in a manner that would jeopardize the project.

No expected credit losses have been recognized on amounts due from related parties as the loss given default and probability of default were insignificant.

	2026 USD	2025 USD
The following were the transactions with related parties
Proceeds from related party	180,581	25,917
Proceeds from related parties borrowings	-	-

12.	CONTINGENT LIABILITIES

There were no contingent liabilities that occurred during the period or subsequent to the period-end, which required disclosure or adjustment to the financial statements.

13.	CONTINGENT ASSETS

There were no contingent assets occurring during the period or subsequent to the period-end, which required disclosure or adjustment to the financial statements.

14.	SEGMENTS

The Company’s principal activities are mineral exploration and evaluation. Geographically the Company operates in one main location, being Tanzania, Africa.

15.	FAIR VALUE OF ASSETS AND LIABILITIES

The Company had no assets and liabilities measured at fair value on recurrent basis. Management assessed that the fair values of the financial instruments approximate their carrying amounts due to the short-term maturities of these instruments or the fact that the long-term financial liabilities are measured using interest rates that are in line with market interest rates.

Annex C-37